Exhibit 10.1



                             AMENDED AND RESTATED
                             OPERATING AGREEMENT

                                      OF

                         ONE COURT SQUARE HOLDINGS LLC


                                By and Between

                          One Court Square Member LLC

                                      and

                        One Court Square Investor, LLC













                         Dated as of November 30, 2005





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                        AMENDED AND RESTATED OPERATING
                                   AGREEMENT
                                      OF
                         ONE COURT SQUARE HOLDINGS LLC


            THIS AMENDED AND RESTATED OPERATING AGREEMENT of One Court Square Holdings LLC (the "LLC") is entered into as of November 30, 2005, between ONE COURT SQUARE MEMBER LLC, a Delaware limited liability company, having an office c/o Reckson Associates, 225 Broadhollow Road, Melville, New York 11747 (together with its permitted successors and assigns, "Reckson") and ONE COURT SQUARE INVESTOR, LLC, a Delaware limited liability company, having an address c/o J.P. Morgan Investment Management Inc., 522 Fifth Avenue, New York, New York 10036 (together with its permitted successors and assigns, "Investor"). Reckson and Investor shall hereinafter collectively be referred to as the "Members". All capitalized terms not defined in the recitals below shall have the meanings ascribed to them in Article I of this Agreement.

            WHEREAS, the LLC was formed pursuant to the filing of a Certificate of Formation (as the same may be amended from time to time, the "Certificate") on June 22, 2005 and Reckson OP entered into that certain Operating Agreement (the "Original LLC Agreement") made as of August 3, 2005 to govern the operation, management and affairs of the LLC.

            WHEREAS, the LLC is the holder of all of the membership interests in Reckson Court Square, LLC, a Delaware limited liability company (the "Property Owner") which owns the fee interest in the land described on Exhibit A (the "Land") and the building thereon commonly known as One Court Square, Long Island City, New York (the "Building", and collectively with the Land, the "Property").

            WHEREAS, as of the date hereof, pursuant to a certain Assignment and Admission Agreement between Reckson Operating Partnership, L.P., a Delaware limited partnership (together with any successor thereto by merger or acquisition of all or substantially all of its assets, reorganization or otherwise, "Reckson OP") and Investor, Reckson OP has assigned to Investor an Interest in the LLC which has the Initial Percentage Interest and the rights and obligations set forth herein in exchange for $109,212,529.00 plus the payment of all transfer taxes in connection with such assignment.

            WHEREAS, as a result of the foregoing, Investor is being admitted as a Member of the LLC as of the date hereof with a seventy percent (70%) Percentage Interest.

            WHEREAS, as of the date hereof, pursuant to a certain Assignment and Admission Agreement between Reckson OP and Reckson, Reckson OP has assigned to Reckson an Interest in the LLC which has the Initial Percentage Interest and the rights and obligations set forth herein.



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            WHEREAS, as a result of the foregoing, Reckson is being admitted as a Member of the LLC as of the date hereof with a thirty percent (30%) Percentage Interest.

            In order to reflect the foregoing and to reflect the agreement of the parties to the foregoing and the other matters set forth below, the parties hereby amend and restate the Original LLC Agreement as follows:

                                   ARTICLE I

                                  DEFINITIONS

            Unless otherwise specified, all references herein to Articles or Sections are to Articles or Sections of this Agreement. Unless the context otherwise specifies or requires, capitalized terms used herein shall apply equally to both the singular and the plural forms of such capitalized terms and shall have the following respective meanings:

            2nd Anniversary Date: As defined in Section 9.02(a).

            2005-2006 Business Plan: As defined in Section 7.05(f).

            Acceptable Advisor: As defined in Section 7.13.

            Additional L/C Costs: As defined in Section 6.10(I).

            Adjusted Capital Account Deficit: Means, with respect to any Member, the deficit balance, if any, in the Member's Capital Account, as of a specified time, after giving effect to the following adjustments:

                  (a) credit to such Capital Account any amounts that such Member is obligated to restore pursuant to Treasury Regulations Section 1.704-1(b)(2)(ii)(c) and the penultimate sentences of Treasury Regulations Section 1.704-2(g)(1) and Treasury Regulations Section 1.704-2(i)(5); and

                  (b) debit to such Capital Account the items described in Treasury Regulations Sections 1.704-1(b)(2)(ii)(d)(4), (5) and (6).

            The foregoing definition of Adjusted Capital Account Deficit is intended to comply with the provisions of Treasury Regulations Section 1.704-1(b)(2)(ii)(d) and shall be interpreted consistently therewith.

            Administrative Member: Means whichever of Investor Members or Reckson Members is the entity entitled to exercise the rights of the Administrative Member under this Agreement. Initially, Reckson shall be the Administrative Member of the LLC.

            Administrative Member Default: As defined in Section 7.03(b).



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            Affiliate: When used with reference to a specified Person, means any other Person that (a) directly or indirectly through one or more intermediaries controls or is controlled by or is under common control with the specified Person, (b) is a general partner or managing member of (i) the Person in question, (ii) any general partner or managing member of the Person in question or (iii) any other Person described in clause (a) above with respect to the Person in question or (c) owns, is owned by, directly or indirectly, or is under common ownership with, directly or indirectly, 25% or more of the equity interests of the specified Person. Notwithstanding the foregoing, neither the Reckson Members nor the Investor Members shall be deemed to be Affiliates of any Applicable Entity.

            Affiliate Agreement: As defined in Section 7.04(b).

            Affiliate Agreement Summary: As defined in Section 7.04(a).

            Agreement: Means this Amended and Restated Operating Agreement, as it may be further amended or supplemented from time to time.

            Annual Report: As defined in Section 8.04(a).

            Applicable Entities: Means the LLC and the Property Owner, individually or collectively.

            Applicable Interest: As defined in Section 9.02(a)(i)(A).

            Applicable Loan Documents: Means the documents governing each Applicable Loan.

            Applicable Loans: Means, collectively (a) the GACC Loan and (b) other indebtedness now or hereafter entered into by any Applicable Entity which may be (x) unsecured; or (y) secured by (I) a mortgage lien on the Property (collectively, with the GACC Loan, the "Mortgage Loans") and/or (II) the membership interests of one or more Applicable Entities.

            Approved Agent: Means, subject to the last four sentences of this definition, Cushman & Wakefield, Inc., CB Richard Ellis, Jones Lang LaSalle, Colliers ABR and Hines Interests Limited Partnership (and their respective successors) (collectively, the "Initial Agents"). In the event that less than three of the above Persons shall (i) be in existence at the time in question,
(ii) be managing Class A commercial space in Manhattan or (iii) cease to be an "Approved Agent" under the penultimate sentence of this paragraph, an "Approved Agent" shall be any of the remaining Initial Agents, plus the next largest managing agents that are not Competitors such that the list of Approved Agents shall always consist of at least 3 agents. The largest managing agents shall be determined by the amount of Class A office space managed in Manhattan at such time. The parties acknowledge that one or more of the Initial Agents may currently be a "Competitor". Notwithstanding the foregoing, so long as 75% or more of the space managed by an Initial Agent is not contained in Agent-Owned Buildings, each such Initial Agent shall be deemed to be an Approved Agent. An "Agent-Owned Building" is a building in



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which more than 7%2% of the direct or indirect ownership interests are held by an Initial Agent or its Affiliates.

            Back-Up L/C's: As defined in Section 6.10.

            Bank Account: As defined in Section 8.03.

            Bankrupt: A Person shall be deemed "Bankrupt" upon, (i) the entry of a final, nonappealable decree or order for relief of the Person by a court of competent jurisdiction in any involuntary case involving the Person under any bankruptcy, insolvency or other similar law now or hereafter in effect;
(ii) the appointment of a receiver, liquidator, assignee, custodian, trustee, sequestrator or other similar agent for the Person or for all or substantially all of the Person's assets or property which appointment is not discharged within 90 days; (iii) the ordering of the winding up or liquidation of the Person's affairs (in connection with an insolvency or bankruptcy); (iv) the filing with respect to the Person of a petition in any such involuntary bankruptcy case, which petition remains undismissed for a period of 90 days;
(v) the commencement by the Person of a voluntary case under any bankruptcy, insolvency or other similar law now or hereafter in effect; (vi) the consent by the Person to the entry of an order for relief in an involuntary case under any such law or to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar agent for the Person or for all or substantially all of the Person's assets or property; (vii) the making by the Person of any general assignment for the benefit of creditors; or (viii) the admission in writing by the Person of its inability to pay its debts as such debts become due.

            Binding Property Notice: As defined in Section 10.01(a).

            Book Value: Means, with respect to any LLC asset, the asset's adjusted basis for federal income tax purposes, except that, in accordance with the rules set forth in Regulations Section 1.704-1(b)(iv):

            (a) The initial Book Value of the assets of the LLC as of the date of their contribution or deemed contribution shall be their respective gross fair market values at such time as reasonably determined by the Management Committee;

            (b) The Book Value of any asset distributed or deemed distributed by the LLC to any Member shall be adjusted immediately prior to such distribution to equal its gross fair market value at such time as reasonably determined by the Management Committee;

            (c) The Book Values of all LLC assets may be adjusted in the discretion of the Management Committee to equal their respective gross fair market values, as reasonably determined by the Management Committee, as of the following times:

                  (i) the date of the acquisition of an additional Interest in the LLC by any new or existing Member in exchange for more than a de minimis contribution to the capital of the LLC;



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                  (ii) upon any distribution in liquidation of the LLC, or the distribution by the LLC to a retiring or continuing Member of more than a de minimis amount of money or other assets of the LLC in reduction of such Member's Interest in the LLC; or

                  (iii) upon a Major Capital Event.

            (d) The Book Values of all LLC assets shall be adjusted to reflect any adjustments to the adjusted basis of any assets of the LLC pursuant to Sections 734(b) or 743(b) of the Code, but only to the extent that such adjustments are required to be taken into account in determining Capital Accounts pursuant to Regulations Section 1.704-1(b)(2)(iv)(m); and

            (e) If the Book Value of an asset has been determined pursuant to clauses (a), (c) or (d) above, such Book Value shall thereafter be adjusted for depreciation and amortization deductions computed based on the asset's Book Value as so determined, and not on the asset's adjusted tax basis.

            The foregoing definition of Book Value is intended to comply with the provisions of Regulations Section 1.704-1(b)(2)(iv) and shall be interpreted and applied consistently therewith.

            Budgets: As defined in Section 7.05(a).

            Building: As defined in the Recitals hereto.

            Business Day: Means Monday through Friday of each week, except that a legal holiday recognized as such by the Government of the United States and any other day on which banks in the State of New York are required or permitted to be closed shall not be regarded as a business day.

            Business Plan: As defined in Section 7.05(a).

            Buy/Sell Closing Date: As defined in Section 10.02(b).

            Buy/Sell Deposit: As defined in Section 10.02(a).

            Buy/Sell Escrow Agent: As defined in Section 10.02(a).

            Buy/Sell Offer Notice: As defined in Section 10.02(a).

            Buy/Sell Price: As defined in Section 10.02(a).

            Buy/Sell Response Notice: As defined in Section 10.02(a).

            Buy/Sell Transaction: As defined in Section 10.02(a).

            Capital Account: Means, with respect to a Member, the capital account of such Member maintained pursuant to Section 6.01, including all additions thereto and subtractions therefrom pursuant to this Agreement.


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            Capital Budget: As defined in Section 7.05(a).

            Capital Call Notice: As defined in Section 5.02(a).

            Capital Contribution: Means, with respect to each Member, the amount contributed or deemed contributed by such Member as set forth in
Section 5.01(a), as the same may be increased to reflect additional Capital Contributions made in accordance with Section 5.02(a), or increased or decreased pursuant to Section 5.02(b) (but in no event shall Capital Contributions be deemed to be increased by amounts placed into the Working Capital Account unless and until such amounts shall be applied to obligations of the Property Owner or the LLC to the extent any amount so applied is not returned into the Working Capital Account within sixty (60) days of such application).

            Capital Improvements: Means any renewals, replacements and improvements to the Property which in accordance with GAAP must be capitalized.

            Capital Reserves: Means reserve funds reasonably established by the Administrative Member in connection with a Major Capital Event or upon dissolution and liquidation of the LLC.

            Cash Reserves: Means reserve funds (other than Capital Reserves), including the Working Capital Account, established by the Administrative Member to pay the LLC Charges of each Applicable Entity as set forth in the Business Plan, or as reasonably determined by the Administrative Member.

            Certificate: As defined in the Recitals hereto.

            Citibank: Means Citibank, N.A., a national banking association, or any successor tenant under the Citibank Lease.

            Citibank Lease: Means that certain Lease, dated as of May 12, 2005, between the Property Owner, as landlord, and Citibank, as tenant, with respect to the premises commonly known as One Court Square, 25-01 Jackson Avenue, Long Island City, New York 11120, as amended by that certain First Amendment to Lease dated as of August 3, 2005 between the Property Owner and Citibank, as the same may be further amended, restated, replaced, supplemented or otherwise modified from time to time.

            Citibank Surrender Option: Means the option of Citibank to surrender portions of the premises demised under the Citibank Lease pursuant to Article 4 of the Citibank Lease.

            Clause (iii) Default: As defined in Section 7.03.

            Clause (iii) Default Notice: As defined in Section 7.03.

            Code: Means the Internal Revenue Code of 1986, as in effect and hereafter amended, and, unless the context otherwise requires, applicable regulations thereunder. Any


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reference herein to a specific section or sections of the Code shall be deemed to include a reference to any corresponding provision of future law.

            Competitor: As defined in Section 9.02(c)(ii).

            Contract Date: As defined in Section 10.01(a).

            Contributing Member: As defined in Section 5.02(b)(i).

            Contributing Member Contribution: As defined in Section
5.02(b)(ii).

            Control: Means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities or similar ownership interests, by contract or otherwise.

            Conversion Date: As defined in Section 5.02(b)(ii).

            CPI: Means the Consumer Price Index for All Urban Consumers (CPI-U), All Items, applicable to the N.Y.-Northeastern N.J. area (1982-84 =
100) for urban wage earners and clerical workers, as published by the U.S. Department of Labor, Bureau of Labor Statistics. If such Consumer Price Index is discontinued or otherwise revised during the term of this Agreement, the Consumer Price Index for All Urban Consumers (CPI-U), All Items, U.S. City Average (1982-84 = 100) for urban wage earners and clerical workers, as published by the U.S. Department of Labor, Bureau of Labor Statistics, shall be used, and if such national index is discontinued or otherwise revised during the tetin of this Agreement, such other government index or computation with which it is replaced shall be used in order to obtain substantially the same result as would be obtained if the Consumer Price Index had not been discontinued or revised.

            CPI Increase: Means, as of any date during the term of this Agreement (such date, the "Determination Date"), the percent of increase, if any, in the CPI for the month in which the applicable Determination Date occurs over the CPI for (x) December, 2005 or (y) with respect to the "CPI Increase" referenced in Section 7.05(e), January of the Fiscal Year in question.

            CPR: As defined in Section 15.01(a).

            Comments: As defined in Section 7.05(b).

            Damages: As defined in Section 12.01.

            Default Amount: As defined in Section 5.02(b)(i).

            Default Loan: As defined in Section 5.02(b)(i).

            Default Loan Rate: Means four percent (4%) per annum above the Prime Rate.


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            Deposit: As defined in Section 9.02(a)(C).

            Determination Date: As defined in the definition of "CPI
Increase".

            Dispute Notice: As defined in Section 9.02(c)(ii).

            Environmental Laws: Means all applicable federal, state or local laws, ordinances, requirements and regulations (including consent decrees and administrative orders) relating to the protection of the environment, including, but not limited to, the federal Comprehensive Environmental Response, Compensation and Liability Act of 1980, the federal Superfund Amendments and Reauthorization Act of 1986, the federal Resource Conservation and Recovery Act of 1976, the federal Clean Air Act, the federal Water Pollution Control Act and federal Clean Water Act of 1987, the federal Insecticide, Fungicide and Rodenticide Act, the federal Pesticide Act of 1978, the federal Toxic Substances Control Act, the federal Safe Drinking Water Act, the federal Hazardous Materials Transportation Act, and all amendments thereto.

            ERISA: Means the Employee Retirement Income Security Act of 1974, as is in effect and hereafter amended, and, unless the context otherwise requires, applicable regulations thereunder. Any reference herein to a specific section or sections of ERISA shall be deemed to include a reference to any corresponding provision of future law.

            Escrow Agent: As defined in Section 9.02(a)(i)(C).

            Exiting Member: As defined in Section 12.04.

            Existing Recourse Obligations: Means any recourse obligations under any Mortgage Loans, including without limitation, the GACC Recourse Obligations if the GACC Loan is in effect.

            First Offer Notice: As defined in Section 9.02(a)(i)(A).

            Fiscal Year: As defined in Section 8.02.

            GACC: As defined in Section 12.01.

            GACC Default Rate: Means the "Default Rate", as such term is defined in the GACC Loan Agreement.

            GACC Guaranty: As defined in Section 12.01.

            GACC Loan: As defined in Section 12.01.

            GACC Loan Agreement: As defined in Section 12.01.

            GACC Loan Costs: As defined in Section 4.01(e).


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            GACC Recourse Obligations: As defined in Section 12.01.

            GAAP: Means accounting principles generally accepted in the United States, consistently applied.

            Group Agent: As defined in Section 7.08(b).

            Group Members: As defined in Section 7.08.

            Hazardous Materials: Means oil and petroleum products, asbestos, polychlorinated biphenyls, radon and urea formaldehyde, and all other materials classified as hazardous or toxic under any Environmental Law.

            I&G Fund: Means the fund from time to time marketed as the "J.P. Morgan U.S. Real Estate Income and Growth Fund".

            Identity Notice: As defined in Section 9.02(c)(ii).

            Impositions: Means all taxes (including all ad valorem, sales (including those imposed on lease rentals), use, single business, gross receipts, value added, intangible transaction, privilege or license or similar taxes), governmental assessments (including all assessments for public improvements or benefits), water, sewer or other rents and charges, excises, levies, fees (including license, permit, inspection, authorization and similar fees), and all other governmental charges, in each case whether general or special, ordinary or extraordinary, or foreseen or unforeseen, of every character in respect of the Property and/or any rents in connection therewith (including all interest and penalties thereon), which at any time may be assessed or imposed on or in respect of or be a lien upon (a) the Property Owner (including all income, franchise, single business or other taxes imposed on the Property Owner for the privilege of doing business in the jurisdiction in which the Property is located), (b) the Property, or any part thereof, or any Rents received therefrom or any estate, right, title or interest therein or (c) any occupancy, operation, use or possession of, or sales from, or activity conducted on, or in connection with the Property or the leasing or use of all or any part thereof.

            Indemnitees: As defined in Section 14.22(a).

            Indemnity Laws: As defined in Section 14.22(d).

            Initial Agent: As defined in the definition of "Approved Agent".

            Initial Percentage Interest: Means (i) for Reckson, thirty percent (30%) and (ii) for Investor, seventy percent (70%).

            Interest: As to a Member, means all of the interest of that Member in the LLC, including, without limitation, such Member's (i) right to an allocable share of the income, gains, losses and deductions of the LLC in accordance with this Agreement, and (ii) right to a distributive share of LLC Assets.



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            Internal Rate of Return: Means, with respect to an investment, the discount rate at which the net present value of all cash in-flows relating to such investment is equal to the net present value of all cash out-flows (whether from operating cash flow or capital transaction proceeds) from such investment. A Member shall be deemed to have received a specified Internal
Rate of Return with respect to any Capital Contributions and, with respect to Investor, the Transfer Tax Amount, when such Member has received a return of all of such Capital Contributions and, with respect to Investor, the Transfer Tax Amount, made by such Member plus a cumulative return on such Capital Contributions and, with respect to Investor, the Transfer Tax Amount, at the specified rate per annum, compounded monthly, calculated commencing on the date on which such Capital Contributions and, with respect to Investor, the Transfer Tax Amount, are made, taking into account the timing and amounts of all previous distributions of Net Ordinary Cash Flow and Net Extraordinary
Cash Flow made by the Company to such Member pursuant to the provisions of
Section 6.05(b), Section 6.05(c) and Section 11.03 and the timing and amounts of all previous Capital Contributions made to the Company by such Member. Solely for purposes of determining Investor's Internal Rate of Return, Investor shall be treated as having made a Capital Contribution equal to the Transfer Tax Amount on the date of this Agreement and any distributions to Investor that are paid to Reckson under Section 6.08 and Section 11.04 as the Venture Administration Fee or the Liquidation Fee shall not be treated as distributed to Investor.

            Investor: As defined in the Preamble to this Agreement.

            Investor Committee Member: As defined in Section 7.01(a).

            Investor Entity: Means each of I&G Fund, each constituent entity comprising the I&G Fund, NAPI, SSPF, following a Transfer pursuant to Section 9.01(a)(iii), SSPF Replacement Trust, and any Successor Principal to any of the foregoing.

            Investor Interest Amount: As defined in Section 10.02(a).

            Investor Knowledge Individuals: As defined in Section 13.01(a).

            Investor Members: Means Investor and each of the Members under this Agreement from time to time which is a permitted transferee of Investor.

            Investor Recourse Party: Means Investor and any replacement approved by the Reckson Members.

            Investor's Gross Investment: Means $347,010,726.00.

            JPMIM: Means (i) J.P. Morgan Investment Management Inc. and (ii) its successor following a merger, consolidation or sale of all or substantially all of its assets.

            Land: As defined in the Recitals hereto.



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            Lease: Means the Citibank Lease and any other lease, license or other agreement now in effect or hereafter entered into which is binding upon the Property Owner and which permits the use and occupancy of any portion of the Property by third parties.

            Leasing Guidelines: As defined in Section 7.05(a).

            Legal Requirements: Means all laws, statutes, or ordinances, including building codes, subdivision, zoning regulations, urban redevelopment plans, fire, health, safety, pollution, environmental protection and safety laws, OSHA requirements, and the orders, rules, regulations, directives and requirements of any federal, state or local governmental or quasi-governmental authority which are applicable to the Property, any of the Property Owner or the LLC; all requirements, obligations, terms, restrictions, provisions and conditions of all covenants, conditions, easements, rights of way, instruments now or hereafter applicable to the Property whether or not of record; and all rules, regulations and requirements of any insurance company insuring all or any part of the Property.

            L/C Contributing Member: As defined in Section 6.10(I).

            L/C Draw Amount: As defined in Section 6.10(11).

            L/C Defaulting Member: As defined in Section 6.10.

            L/C Obligation: As defined in Section 6.10.

            L/C Principal Amount: As defined in Section 6.10(I).

            LIBOR: Means the rate (expressed as a percentage per annum and rounded upward, if necessary, to the next nearest 1/8 of 1%) for deposits in U.S. dollars, for a one-month period, that appears on Telerate Page 3750 (or the successor thereto) as of 11:00 a.m., London time, on the related determination date. If such rate does not appear on Telerate Page 3750 as of 11:00 a.m., London time, on such determination date, LIBOR shall be the arithmetic mean of the offered rates (expressed as a percentage per annum) for deposits in U.S. dollars for a one-month period that appear on the Reuters Screen Libor Page as of 11:00 a.m., London time, on such determination date, if at least two such offered rates so appear. If fewer than two such offered rates appear on the Reuters Screen Libor Page as of 11:00 a.m., London time, on such determination date, the parties shall request the principal London office of any four major reference banks in the London interbank market selected by the parties to provide such bank's offered quotation (expressed as a percentage per annum) to prime banks in the London interbank market for deposits in U.S. dollars for a one-month period as of 11:00 a.m., London time, on such determination date for the amounts of not less than U.S. $1,000,000. If at least two such offered quotations are so provided, LIBOR shall be the arithmetic mean of such quotations. If fewer than two such quotations are so provided, the parties shall request any three major banks in New York City selected by the parties to provide such bank's rate (expressed as a percentage per annum) for loans in U.S. dollars to leading European banks for a one-month period as of approximately 11:00 a.m., New York City time on the applicable determination date for amounts



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of not less than U.S. $1,000,000. If at least two such rates are so provided,
LIBOR shall be the arithmetic mean of such rates.

            LIBOR Default Rate: Means five hundred (500) basis points above
LIBOR.

            Liquidation Fee: As defined in Section 11.04.

            Listed Agents: As defined in Section 7.04(c).

            LLC: As defined in the Preamble to this Agreement.

            LLC Accountants: Means Ernst & Young, LLP or, if the
Administrative Member determines to replace Ernst & Young, LLP, such other nationally recognized firm of independent certified public accountants selected by the Administrative Member and approved by the Management Committee in accordance with Section 7.02(g).

            LLC Act: Means the Delaware Limited Liability Company Act (as the same may be amended from time to time).

            LLC Assets: Means all assets and property, whether tangible or intangible and whether real, personal or mixed, at any time owned by or held for the benefit of the LLC but not including the assets and the property held by the Property Owner.

            LLC Charges: Means, for a given period of time, a sum equal to the aggregate of the expenditures, charges and costs actually paid by the LLC during such period of time in accordance with the terms of this Agreement, determined on a cash basis of accounting, including, without duplication or limitation:

            (a) all payments of principal and interest on loans (including Applicable Loans) to the LLC and the Property Owner;

            (b) all taxes and assessments imposed upon the LLC and the Property Owner;

            (c) additions to the Cash Reserves during such period of time;

            (d) the fees and expenses of attorneys, accountants, architects, engineers, appraisers and other professionals retained by or on behalf of the LLC and the Property Owner in accordance with the teens hereof;

            (e) amounts contributed or loaned to the Property Owner by the LLC; and

            (f) all other appropriate and necessary costs and expenses of (i) the LLC incurred in accordance with this Agreement and (ii) the Property Owner in accordance with the Property Owner LLC Agreement.

            Notwithstanding the foregoing, there shall be excluded from LLC
Charges:

            (1) all non-cash items such as depreciation;


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            (2) amounts distributed to the Members pursuant to this Agreement;

            (3) all costs, charges and expenses deducted from the proceeds of a Major Capital Event to determine Net Extraordinary Cash Flow;

            (4) any expense, cost or charge to the extent such expense, cost or charge was paid from Cash Reserves; and

            (5) any expenses, obligations or liabilities incurred by the Reckson Members or the Investor Members in connection with the formation of the LLC and the entering into of this Agreement which are specifically stated to be those of the Reckson Members or the Investor Members (rather than the LLC) under this Agreement.

            Lockout Period: Means the period of time from the date of this Agreement through and including September 20, 2009.

            LOI: As defined in Section 10.01(a).

            Major Capital Event: Means any extraordinary transaction which generates cash receipts other than ordinary operating income, including, without limitation, (i) in the case of the LLC, sales of all or a significant portion of the LLC's interests in the Property Owner and borrowings (whether secured or unsecured) by the LLC, and (ii) in the case of Property Owner, sales of all or a significant portion of Property Owner's interest in the Property and borrowings (whether secured or unsecured) by Property Owner.

            Major Decisions: As defined in Section 7.02.

            Major Lease: As defined in Section 7.02(d)(i).

            Major Line Items: Means the following line items: Cleaning; Payroll and Employee-Related Expenses; Utilities; Repairs and Maintenance; Security; Insurance; Real Estate Taxes; General and
Administrative/Professional Fees and Property Management.

            Management Agreement: Means the property management agreement governing the management and the leasing of the Property entered into between the Property Owner and Managing Agent simultaneously herewith and attached hereto to as Exhibit B as such agreement may be modified, amended or restated from time to time in accordance with this Agreement and any replacement management and leasing agreement entered into in accordance with the provisions of this Agreement.

            Management Committee: As defined in Section 7.01(a).

            Managing Agent: Means any manager under a Management Agreement or any successor thereto or any replacement managing agent appointed in accordance with the terms of this Agreement.

            Marketing Period: As defined in Section 10.01(a).

            Material Agreements: Means each contract or agreement (other than Leases, any Applicable Loan Documents, organizational documents, title documents or other documents of record) relating to the operation of the Property under which an Applicable Entity has the obligation to pay (or is reasonably likely to pay) more than $150,000 per annum and which cannot be terminated by an Applicable Entity without cause upon 45 days' notice or less without a material penalty or premium.

            Member: Means, at any time, any Person admitted and remaining as a member of the LLC pursuant to the terms of this Agreement. As of the date of this Agreement the Members of the LLC are Reckson and Investor.

            Member Debtor: As defined in Section 9.05(a).

            Monthly Report: As defined in Section 8.04(b).

            Morgan: Means JPMorgan Chase Bank, N.A., and its successors.

            Mortgage Loans: As defined in the definition of "Applicable
Loans".

            NAPI: Means NAPI REIT, Inc., a Maryland corporation.

            Necessary Expenses: Means expenses incurred or required to be incurred (without duplication) in respect of (i) compliance with Legal Requirements, (ii) Impositions, (iii) amounts payable under Section 14.22,
(iv) obligations under (A) the Citibank Lease or any Lease entered into in accordance with the terms of this Agreement, to the extent the expenses (or the amounts thereof) thereunder were non-discretionary and not reasonably anticipated at the time of the adoption of the applicable Business Plan, (B) Applicable Loans and (C) contracts with third parties entered into on or after the date hereof in accordance with the terms of this Agreement, to the extent the expenses (or the amounts thereof) thereunder non-discretionary and were not reasonably anticipated at the time of the adoption of the applicable Business Plan, (v) utility charges, (vi) amounts payable to or reimbursable to Managing Agent under the Management Agreement, if any, (vii) insurance, and
(viii) protecting against (or deemed necessary or prudent in the good faith judgment of the Administrative Member to protect against) injury to persons or material damage to property, including, without limitation, in respect of security and life safety.

            Net Extraordinary Cash Flow: Means the amount, if any, remaining after subtracting from cash receipts arising from a Major Capital Event (a) all costs, charges and expenses of the LLC and the Property Owner related to such Major Capital Event (including, without limitation, any transaction costs, loan repayment costs and prepayment premiums) and (b) any additions to Capital Reserves. Net Extraordinary Cash Flow shall include any funds released from Capital Reserves. Net Extraordinary Cash Flow shall be determined on the cash basis of accounting.

            Net Income and Net Loss: Mean, respectively, for each Fiscal Year or part thereof, the taxable income or taxable loss of the LLC for such period as determined for U.S.

federal income tax purposes (inclusive of items required to be separately accounted for under Section 703(a) of the Code), with the following adjustments:

            (a) there shall be taken into account any tax exempt income of the LLC,

            (b) any expenditures of the LLC which are described in Section 705(a)(2)(B) of the Code or which are deemed to be described in Section 705(a)(2)(B) of the Code pursuant to Regulations under Section 704(b) of the Code shall be treated as deductible expenses,

            (c) if any LLC asset has a Book Value which differs from its adjusted tax basis as determined for U.S. federal income tax purposes, income, gain, loss and deduction with respect to such LLC asset shall be computed based upon the LLC asset's Book Value rather than its adjusted tax basis, and

            (d) if the Book Value of any LLC asset is adjusted pursuant to clauses (b) or (c) of the definition thereof, the amount of such adjustment shall be taken into account as gain or loss for purposes of computing Net Income and Net Loss.

            Items of income, gain, deduction, and loss allocated pursuant to
Section 6.03, including "nonrecourse deductions" and "partner nonrecourse deductions," shall be excluded from the computation of Net Income and Net Loss.

            Net Ordinary Cash Flow: Means, for any given period of time, the Receipts for such period less the LLC Charges for such period. Net Ordinary Cash Flow shall be determined on the cash basis of accounting.

            New Administrative Member: As defined in Section 7.03(b).

            Non-Approving Member: As defined in Section 10.01(a).

            Non-Contributing Member: As defined in Section 5.02(b).

            Non-Transferring Member: As defined in Section 9.02(a)(i)(A).

            Notice Recourse Obligations: Means the items set forth in Section 18.1.2(a), (c), (d) and (g) of the GACC Loan Agreement as referenced by
Section 2 of the GACC Guaranty.

            Offer Notice: As defined in Section 10.01(a).

            Offeree Member: As defined in Section 10.02(a).

            Offering Price: As defined in Section 9.02(a)(i)(A).

            Offeror Member: As defined in Section 10.02(a).

            Operating Budget: As defined in Section 7.05(a).

            Original LLC Agreement: As defined in the Recitals hereto.

            Original Members: As defined in the Recitals hereto.

            Outside Date: As defined in Section 5.02(b)(ii).

            Outstanding Capital Contributions: As defined in Section 5.01(b).

            Percentage Interest: Means, for each Member, at any time, the quotient, expressed as a percentage of (a) the sum of such Member's Capital Contributions, divided by (b) the sum of the Members' aggregate Capital Contributions.

            Permitted Equipment Financings: Means financing leases and purchase money debt, in each case incurred in the ordinary course of business in connection with the financing or purchase of equipment and other personal property used at the Property, the payments under all such leases and/or debt not to exceed an aggregate of $100,000 per annum (as increased on each anniversary of the date of this Agreement by the CPI Increase);

            Person: Means any individual, corporation, association, partnership, limited liability company, joint venture, trust, estate or other entity or organization.

            Plan Asset Regulation: Means U.S. Department of Labor Regulation ss. 2510.3-101

            Pledge: As defined in Section 9.05(a).

            Pledgee: As defined in Section 9.05(b).

            Prime Rate: Means the rate of interest per annum for U.S. Dollar loans publicly announced from time to time by Morgan as its prime rate in effect in its principal office in New York City.

            Proceeding: As define in Section 13.01(b).

            Prohibited Person: Means any Person identified on the OFAC List or any other Person with whom a U.S. Person may not conduct business or transactions by prohibition of Federal law or Executive Order of the President of the United States of America.

            Promote Percentages: As of the date of this Agreement, the Promote Percentage of each Member is as follows: Investor - fifty percent (50%) and Reckson - fifty percent (50%) and, after the date hereof, the Promote Percentage of each Member, as of any time, shall be as follows: Investor- its then Percentage Interest less twenty percentage points (20%), but not less than zero percent (0%), and Reckson its then Percentage Interest plus twenty percentage points (20%), but not more than one hundred percent (100%)

            Projections: As defined in Section 8.04(c).

            Property: As defined in the Recitals hereto.

            Property-Binding Arrangements: Means (A) the Commercial Building Agreement between the Realty Advisory Board on Labor Relations, Inc. (the "RAB") and certain labor unions in Manhattan (the "Unions") in effect on the date hereof and (B) any future agreements (including collective bargaining agreements) and/or arrangements between the RAB (or its successors) and the Unions which are binding on the Property.

            Property Escrow Agent: As defined in Section 10.01(a).

            Property Owner: As defined in the Recitals hereto.

            Property Owner LLC Agreement: Means that certain Amended and Restated Operating Agreement of Reckson Court Square, LLC dated as of August 3, 2005, as amended by that certain First Amendment to Amended and Restated Operating Agreement of Property Owner, dated as of the date hereof by the LLC, as the same may be amended, modified and restated from time to time in accordance with this Agreement.

            Property Taxes: Means ad valorem taxes and any other real or personal property taxes applicable to the Property.

            Purchaser: As defined in Section 9.05(a).

            Purchasing Buy/Sell Member: As defined in Section 10.02(b).

            Purchasing Party: As defined in Section 10.01(b)(A).

            Qualifying Buyer: As defined in Section 10.01(a).

            Receipts: Means, for any given period of time, a sum equal to (1) the aggregate of all amounts actually received by the LLC in respect of any LLC Asset, other than distributions received from the Property Owner, during such period, including, without limitation:

            (a) interest, if any, earned and available to the LLC on any Cash Reserves or other LLC funds;

            (b) the amount of any reductions in Cash Reserves, other than any net reductions resulting from the use of Cash Reserves to pay LLC Charges;

            (c) cash or other immediately available funds (other than receipts from a Major Capital Event) received by the LLC from any other source; and

            plus (2) an amount equal to all distributions actually made by the Property Owner directly to the LLC of (i) interest, if any, earned and available to the Property Owner on any cash reserves or other LLC funds, (ii) the amount of any net reduction of cash reserves, other than any net reduction resulting from the use of cash reserves to pay LLC Charges by Property Owner (including the Working Capital Account); and, (iii) cash or other immediately available funds (other than receipts from a Major Capital Event) received by the Property Owner from any other source.

            Notwithstanding the foregoing, Receipts shall not include (i) amounts contributed or loaned by the Members to the LLC pursuant to this Agreement, (ii) amounts which, although held by the LLC, may not be distributed to the LLC, or by or for the account of the LLC to its Members under Legal Requirements or pursuant to the terms of an agreement with a third party and (iii) amounts arising from a Major Capital Event.

            Receipts shall be determined on a cash basis of accounting.

            Reckson: As defined in the Preamble to this Agreement.

            Reckson Committee Member: As defined in Section 7.01(a).

            Reckson Knowledge Individuals: As defined in Section 13.01(a).

            Reckson Members: Means Reckson and each of the Members under this Agreement from time to time which is a permitted transferee of the then Reckson Members.

            Reckson OP: As defined in the Recitals hereto.

            Reckson Recourse Party: Means Reckson OP, and any replacement principal of the Reckson Members approved by the Investor Members.

            Recommending Member: As defined in Section 10.01(a).

            Recording Office: Means the office of the Secretary of State of the State of Delaware.

            Recourse Party: Means the Reckson Recourse Party or the Investor Recourse Party, individually.

            Regulations: Means the regulations issued by the United States Department of the Treasury under the Code as now in effect and as they may be amended from time to time, and any successor regulations.

            Regulatory Allocations: As defined in Section 6.03(d).

            REIT: As defined in Section 7.10.

            REIT Members: Means NAPI REIT, Inc. and JPM I&G Domestic JV 13, LLC and any other direct or indirect owner of an interest in Investor that has notified Administrative Member in writing of its election to be taxed as a REIT.

            Release: As defined in Section 10.01(a).

            Release Indemnity: As defined in Section 10.01(a).

            Rep. Basket: As defined in Section 13.01(b).

            Rep. Closing Date: As defined in Section 13.01(b).

            Requesting Member: As defined in Section 14.08.

            Response Period: As defined in Section 10.01(a).

            Restricted List: As defined in Section 7.15.

            ROFO Closing Date: As defined in Section 9.02(a)(i)(C).

            Sale Closing Date: As defined in Section 10.01(a).

            Sale Price: As defined in Section 10.01(a).

            Secured Liabilities: As defined in Section 9.02(b)(i).

            Selling Buy/Sell Member: As defined in Section 10.02(b)(i).

            Senior Management of Reckson: Means any of the individuals who hold a position of executive vice president (or its functional equivalent to the extent such title is no longer in use), corporate senior vice president (or its functional equivalent to the extent such title is no longer in use) or higher at Reckson OP or any successor Administrative Member or any Successor Principal of the Administrative Member, but excluding those who were not employed by Reckson OP (or any successor Administrative Member or Successor Principal of the Administrative Member) or any of its Affiliates 270 days prior to the applicable act in question. As of the date hereof the following individuals hold the position of executive vice president, corporate senior vice president or higher at Reckson: Scott Rechler, Michael Maturo, Salvatore Campofranco, F.D. Rich III, Philip M. Waterman III, Jason Barnett, Richard Conniff and Todd Rechler.

            SSPF: Means the Commingled Pension Trust Fund (Special Situation Property) of JPMorgan Chase Bank, N.A.

            SSPF Replacement Trust: As defined in Section 9.01(a)(iii).

            Successor Principal: Any principal who acquires the direct or indirect control of all or any portion of a Member's Interest pursuant to a transfer consented to (or deemed consented to) by the other Members or a transfer that does not require the consent of any Member under this Agreement.

            Taxes: Means all taxes, charges, fees, levies or other assessments, including, without limitation, income, gross receipts, excise, real and personal property, sales, transfer, recordation, deed, stamp, license, payroll and franchise taxes, imposed by any governmental authority and shall include interest, penalties or additions to tax attributable to any of the foregoing.

            Tax Returns: As defined in Section 13.01(a)(xii).

            Third Party Contract: As defined in Section 10.01(a).

            Title Insurance Policy: As defined in Section 13.01(a)(xx).

            Transfer: As defined in Section 9.01(a).

            Transfer Date: As defined in Section 12.03.

            Transferring Member: As defined in Section 9.02(a)(i).

            Transfer Tax Amount: $10,275,512.00, which represents the New York State and New York City transfer taxes paid by Investor in connection with its initial acquisition of its Interest from Reckson OP, which includes amounts payable as a result of Investor paying such transfer taxes; provided, however, to the extent any additional New York State and/or New York City transfer taxes are determined after the date hereof to be due and payable solely in connection with Investor's initial acquisition of its Interest from Reckson OP, Investor shall pay such additional transfer taxes (and any interest or penalties thereon) and, upon such payment, the Transfer Tax Amount shall be increased by such additional transfer taxes.

            UBTI: Means "Unrelated Business Taxable Income" as defined in
Section 512 of the Code.

            Unaffiliated Member: Means, with respect to the Reckson Members, an "Unaffiliated Member" is any Investor Member and with respect to the Investor Members, an "Unaffiliated Member" is any Reckson Member.

            Undistributed Income: As defined in Section 14.05.

            Union Contracts: As defined in Section 7.02(u).

            Unreturned Transfer Tax Amount: Means the Transfer Tax Amount less all amounts previously distributed to Investor pursuant to Section 6.05(c)(ii).

            Upper Tier Transfer: Means any of the following, whether accomplished directly or indirectly, by contract, operation of law, voluntarily or involuntarily:

            (a) any Transfer of (i) any partnership interest in any Member that is a partnership, (ii) any stock in any Member that is a corporation or
(iii) any membership, legal or beneficial interest in any Member that is a limited liability company, trust or other entity;

            (b) (i) the admission of any additional partner to any Member that is a partnership, (ii) the issuance of additional stock in any Member that is a corporation or (iii) the issuance of any additional membership, legal or beneficial interest in any Member that is a limited liability company, trust or other entity; and

            (c) the occurrence of any of the transactions described in clauses
(a) or (b) above with respect to any partnership, corporation, limited liability company, trust or other entity that is itself an owner of any direct of indirect interest in a Member, or any other transaction, howsoever effected, which changes the beneficial ownership of a Member from that existing on the date hereof.

            Venture Administration Fee: As defined in Section 6.08.

                                  ARTICLE II

                        FILING; NAME; PLACE OF BUSINESS

            2.01 Filing. The Members shall execute and acknowledge, and the Administrative Member shall promptly file or record with the proper offices in each jurisdiction and political subdivision in which the LLC does business, and if necessary or desirable, cause to be published, the Certificate or amended certificates, if any, as are required or permitted by the LLC Act, or any fictitious name act, or act relating to qualification to do business, or similar statute or any rule or regulation in effect in such jurisdiction or political subdivision. The Members shall further execute and acknowledge and the Administrative Member shall promptly file or record such amended certificates or additional certificates or instruments of whatever nature as may from time to time be called for or required by such statutes, rules or regulations to permit the continued existence and operation of the LLC.

            2.02 Name of LLC. The name under which the LLC shall conduct its business is One Court Square Holdings LLC or such other name as the Members may select.

            2.03 Place of Business. The location of the principal place of business of the LLC shall be c/o Reckson Associates, 225 Broadhollow Road, Melville, New York 11747. The principal place of business of the LLC shall be changed to such other place or places within the United States as the Administrative Member may from time to time determine; provided, that if necessary, the Members shall amend the Certificate in accordance with the applicable requirements of the LLC Act.

            2.04 Registered Office and Registered Agent. The street address of the initial registered office of the LLC shall be Corporation Trust Center, 1209 Orange Street, Wilmington, Delaware 19801 and the LLC's registered agent at such address shall be CT Corporation. The Administrative Member may hereafter change the registered agent and registered office and, if necessary, the Members shall amend the Certificate in accordance with the applicable requirements of the LLC Act to reflect such change.

                                  ARTICLE III

                       PURPOSES, POWERS AND TERM OF LLC

            3.01 Purposes. The purposes of the LLC shall be to (a) own, hold, finance, manage, operate, sell and otherwise dispose or deal with and exercise any rights it may have with respect to the Property Owner and (b) do all other things reasonably incident thereto, each in accordance with the terms of this Agreement.

            3.02 Powers. The LLC shall have the power to do any and all acts and things necessary, appropriate, advisable or convenient for the furtherance and accomplishment of the purposes of the LLC, including, without limitation, to engage in any kind of activity and to enter into and perform obligations of any kind necessary to, or in connection with, or incidental to, the accomplishment of the purposes of the LLC, so long as said activities and obligations may be lawfully engaged in or performed by a limited liability company under the LLC Act.

            3.03 Term of LLC. The existence of the LLC commenced on the date upon which the Certificate was duly filed with the Recording Office and shall continue until terminated in accordance with the provisions of Article XI.

                                  ARTICLE IV

                                APPORTIONMENTS

            4.01 Apportionments. Notwithstanding the provisions of Article V, the following provisions shall apply:

            (a) (i) As of 11:59 P.M. on the day immediately preceding the date hereof, the Administrative Member, on behalf of the LLC closed the books of the LLC. The following items shall be apportioned between the parties as of the date hereof (with Reckson entitled to income and, except to the extent expressly provided for under this Agreement otherwise, responsible for expenses prior to the date hereof and Reckson and Investor entitled to income and responsible for expenses from and after the date hereof): (A) any and all amounts payable by Citibank to the Property Owner under the Citibank Lease,
(B) any insurance premiums under insurance policies carried by the LLC or the Property Owner with respect to the Property, (C) debt service and any other recurring fees under the GACC Loan, and (D) other any revenues or expenses of the LLC and/or the Property Owner.

                  (ii) All income, gains, losses, deductions and credits of the LLC (including all LLC Charges) accruing prior to the date hereof shall be allocated to Reckson. From and after the date hereof, the respective Interests of the Members in the revenues, distributions, expenses, income, gains, losses, deductions and credits of the LLC shall be in accordance with the provisions of this Agreement.

                  (iii) As to any receivables, expenses, charges or other similar items (including all LLC Charges) for the accounting period in which the Closing occurs, if the date of this Agreement is prior to the time when any such receivable, charge, expenses or similar item (including all LLC Charges) is paid, then the same shall be apportioned subsequent to the date hereof. If, prior to the date hereof, the Property Owner shall have collected any sums on account of any such receivable, charge, expense or similar item (including all LLC Charges) for any accounting period beginning prior to but ending subsequent to the date hereof, such sum shall be apportioned as of the date hereof.

            (b) If the parties apportion any of the items set forth in paragraph (a) above which have been paid on an estimated basis, such items shall be reapportioned when the actual amounts are finally determined (including, without limitation, after any tenant audit or dispute has been finally determined). Administrative Member shall provide to the Members an accounting of all such amounts.

            (c) (i) Reckson OP shall indemnify and hold harmless the LLC and Investor from and against all loss, obligation, expense (including reasonable counsel fees), damage and liability to the Applicable Entities resulting from claims asserted by third parties, but only if and to the extent such expenses, obligations, damages and liabilities are expressly the responsibility of Reckson under this Agreement or (A) have arisen or accrued prior to the date hereof or are based upon events which occurred prior to the date hereof and
(B) are not related to (I) the physical or environmental condition of the Property or any fixtures or equipment located thereon (except for an injury, death or third party claim for property damage occurring at the Property prior to the date hereof which directly results from a physical condition at the Property existing at the time of such injury), (II) any matter that would ordinarily be revealed by a title search and/or survey of the Property or is covered by the LLC's title insurance policy, or (III) any matter that is the responsibility of Citibank. All expenses, obligations, damages and liabilities of the Applicable Entities for which Reckson OP is not responsible pursuant to this Section 4.01(c)(i) shall be the responsibility of the LLC from and after the date hereof.

                  (ii) Reckson OP shall indemnify and hold harmless the LLC and the Investor for any New York State and City real estate transfer taxes (including any controlling interest transfer taxes) that are imposed on the Applicable Entities, but only if and to the extent such taxes are based upon
(i) transfers and events which occurred prior to the execution and delivery of this Agreement and/or (ii) the transfer of an interest in the LLC to Reckson by Reckson OP.

            (d) Each Member's Capital Account shall be adjusted as of the date hereof and shall be equal to the amount set forth after such Member's name in
Section 5.01(a) as its Capital Contribution (or deemed Capital Contribution), after taking into account the apportionments pursuant to Section 4.01, provided that the Investor's Capital Account as of the date hereof shall equal the amount set forth after its name in Section 5.01(a) as its Capital Contribution plus an amount equal to the Transfer Tax Amount as of the date hereof. The aggregate initial Book Values of the LLC assets as of the date hereof, net of any liabilities of the LLC, shall equal the Member's aggregate Capital Accounts as of the date hereof, provided further that the initial Book Value of any LLC cash shall equal the amount thereof, the initial Book Value of LLC land shall equal $119,138,550 and the initial Book Value of LLC buildings shall equal the initial aggregate Book Values of all LLC assets less the aggregate Book Values of LLC cash and LLC land.

            (e) On the date hereof, Investor shall pay to Reckson an amount equal to $7,022,686.00 representing Investor's pro rata share of the mortgage recording taxes and other transaction costs attributable to the GACC Loan, including, without limitation legal fees, due diligence costs of Lender and title insurance costs, that were paid by the LLC or its Affiliate (the "GACC Loan Costs"). The GACC Loan Costs are set forth on Schedule I hereto.

                                   ARTICLE V

                                   CAPITAL

            5.01 Deemed Capital Contributions. (a) As of the date hereof the Members have made (or are deemed to have made) Capital Contributions in the following amounts:

                  Investor $116,235,214.00 (70%)

                  Reckson $49,815,092.00 (30%)

                  (b) The outstanding amount of each Member's Capital Contributions (i) shall automatically be increased to reflect any additional Capital Contributions made by such Member (other than in connection with funding the Working Capital Account below unless and until amounts on deposit in the Working Capital Account shall be applied to obligations of the Property Owner or the LLC to the extent any such amounts are not returned into the Working Capital Account within sixty (60) days of such application) and (ii) shall be decreased (but not below zero) to reflect any distributions of Net Extraordinary Cash Flow made to such Member in accordance with the provisions of this Agreement. The outstanding amount of each Member's Capital Contributions from time to time calculated in accordance with the provisions of this Section 5.01(b) is referred to herein as such Member's "Outstanding Capital Contributions".

            5.02 Initial Working Capital; Additional Contributions; Shortfall Loans. (a) Simultaneously herewith, the Members have established a working capital account (the "Working Capital Account") for operating shortfalls (including debt service shortfalls under any Applicable Loan) in the initial amount of $100,000.00. In the event that no funds are available in the Working Capital Account, or if monies are required (i) by the Business Plan, (ii) to enable the Applicable Entities to pay Necessary Expenses as they become due if such Applicable Entity shall not have sufficient funds to pay the same, (iii) to fund Cash Reserves in the amount agreed to by the Members on the date hereof or (iv) as the Management Committee may otherwise approve, then the Members shall make additional Capital Contributions in proportion to their respective Percentage Interests in such amounts without duplication. Additional Capital Contributions shall be paid (x) within ten (10) Business Days after request therefor by the Administrative Member or (y) such shorter time period as required under the terms and provisions of any Applicable Loan Documents (provided such shorter time period shall commence, with respect to any non-Administrative Member, upon delivery of a notice to the non-Administrative Member from Administrative Member that such Additional Capital Contribution is required to be made). In the event that Administrative Member has failed to timely request an additional Capital Contribution under this Section 5.02(a), the non-Administrative Member (or the Group Agent for the non-Administrative Members, as applicable) may make such request by sending written notice (the "Capital Call Notice") thereof to the Members and the 10 Business Day period (or such shorter period) set forth in the preceding sentence shall commence on the date the Capital Call Notice is received by the Members. Additional capital which is required for the business of the Property Owner shall be (x) contributed by the LLC to the capital of the Property Owner or (y) loaned by the LLC to the Property Owner on such loan terms as are determined by the Management Committee.

            (b) If at any time a Reckson Member or an Investor Member shall fail to timely make a Capital Contribution which such Member is obligated to make under this Section 5.02 (such Member, a "Non-Contributing Member"), and such failure shall continue for a period of 10 Business Days (or such shorter period as described in Section 5.02(a)(y)) after notice of such failure, the rights and remedies set forth below in this Section 5.02(b) shall apply. Such remedies may be exercised (as between such remedies) on a cumulative and nonexclusive basis but shall collectively constitute the exclusive remedies available against a Non-Contributing Member.

                  (i) If the Reckson Members, on the one hand, or the Investor Members, on the other hand, have timely made their own Capital Contributions (as applicable, the "Contributing Member"), the Contributing Member may (but shall not be obligated to), within 30 days after the expiration of the 10 Business-Day period (or such shorter period as described in Section 5.02(a)(y)) referred to above (x) request in writing that its Capital Contribution be returned, in which case the Administrative Member shall cause the LLC to immediately return such Capital Contribution to the Contributing Member or (y) advance the portion of the Capital Contribution which the Non-Contributing Member has failed to make (the amount so advanced, the "Default Amount") to the LLC, and such advance shall be treated as a loan from the Contributing Member to the Non-Contributing Member and as a Capital Contribution by the Non-Contributing Member to the LLC. The Contributing Member shall give notice thereof to the Non-Contributing Member upon the Contributing Member's loan of the Default Amount. Any such loan of the Default Amount made by a Contributing Member to the Non-Contributing Member is referred to herein as a "Default Loan". Each Default Loan shall bear interest on the unpaid principal amount thereof at the Default Loan Rate from the date advanced until the date repaid. The Non-Contributing Member may repay the Default Loan, plus all accrued and unpaid interest thereon, at any time prior to the Conversion Date.

                  (ii) In the case of Default Loans, if any Default Loan, plus all interest accrued thereon, is not repaid in full to the Contributing Member on or prior to the date that is 180 days after such Default Loan was made (the "Outside Date"), then the Contributing Member shall have the option, exercisable within 30 days following the Outside Date, to convert the outstanding amount of the Default Loan, plus all accrued and unpaid interest thereon, into a Capital Contribution by the Contributing Member (a "Contributing Member Contribution"). Such option shall be exercised, if at all, by written notice given by the Contributing Member to the Non-Contributing Member no later than 30 days following the Outside Date (the date of such notice, the "Conversion Date"). If the Contributing Member elects to make a Contributing Member Contribution, then for all purposes of this Agreement, the Capital Contributions of (I) the Contributing Member shall be deemed to be increased, as of the Conversion Date, by the product of (x) the applicable Contributing Member Contribution and (y) 1.25 and (II) the Non-Contributing Member shall be deemed to be decreased, as of the Conversion Date, by the Contributing Member Contribution and for purposes of determining each Member's Capital Account (in addition to the amounts treated as Capital Contributions under Section 5.02(b)(i)) the LLC shall be deemed to have made a distribution to the Non-Contributing Member of an amount of cash equal to the Contributing Member Contribution and the Contributing Member shall be deemed to have contributed an equal amount of cash to the LLC (it being understood that no such distribution will in fact be made or required to be made). If the principal and interest due on a Default Loan shall be converted into a Capital Contribution pursuant to this Section 5.02(b)(ii) or Section 6.10, then (x) no subsequent payment or tender of payment by the Non-Contributing Member of the amount so converted or contributed shall affect the Members' Capital Contributions and Percentage Interests as recalculated in accordance with this Agreement and (y) the Non-Contributing Member shall have neither the right nor the obligation to repay any such principal or interest. The Members hereby agree that, following any adjustments described in this Section 5.02(b)(ii) or
Section 6.10, the Percentage Interests of each Member shall be readjusted. Upon the conversion of any Default Loan into a Capital Contribution, at the Contributing Member's sole election, the LLC shall adjust the Book Values of all of its assets such that the Capital Accounts of the Members, after taking into account such adjustment to Book Values and the Capital Contribution by the Contributing Member and subject to compliance with Section 6.06, shall be, as nearly as possible, in the same ratio as the Members' respective Percentage Interests (increased in the case of the Investor's Capital Account by the Unreturned Transfer Tax Amount), after the adjustment to the Members' Percentage Interests described in the prior sentence.

            5.03 Liability of Members. Except as otherwise provided in the LLC Act and this Agreement, the debts, obligations and liabilities of the LLC, whether arising in contract, tort or otherwise, shall be solely the debts, obligations and liabilities of the LLC, and the Members shall not be obligated personally for any such debt, obligation or liability of the LLC solely by reason of being a Member. The failure of the LLC to observe any formalities or requirements relating to the exercise of its powers or management of its business or affairs under the LLC Act or this Agreement shall not be grounds for imposing personal liability on the Members for liabilities of the LLC.

            5.04 Return of Capital. Except as may be specifically provided in this Agreement, no Member shall have the right to demand or to receive the return of all or any part of its Capital Account or its Capital Contributions to the LLC.

                                  ARTICLE VI

                ALLOCATION OF PROFITS AND LOSSES; DISTRIBUTIONS

            6.01 Capital Accounts.

                  (a) Each Member shall have a Capital Account which shall be maintained in accordance with Regulations Section 1.704-1(b)(2)(iv).

                  (b) The Capital Account of each Member shall be increased
(i) by the amount of cash and the fair market value of any property (net of liabilities that the LLC is considered to assume, or take property subject to, under Section 752 of the Code) contributed by such Member to the LLC and (ii) by any Net Income or items of income or gain allocated to such Member pursuant to Section 6.02 and any item in the nature of income or gain specially allocated to such Member pursuant to Section 6.03.

                  (c) The Capital Account of each Member shall be reduced by
(i) the amount of cash and the fair market value of any property (net of liabilities that the Member is considered to assume, or take property subject to, under Section 752 of the Code) distributed to such Member and (ii) by any Net Loss or items of loss or deductions allocated to such Member pursuant to
Section 6.02 and any item in the nature of loss or deduction specially allocated to such Member pursuant to Section 6.03.

                  (d) The Capital Account of each Member shall be adjusted to reflect any adjustment to the Book Value of the LLC's assets attributable to the application of Sections 734 or 743 of the Code to the extent required pursuant to Treasury Regulations Section 1.704-1(b)(2)(iv)(m).

                  (e) In the event that all or a portion of an Interest in the LLC is transferred in accordance with the terms of this Agreement, the transferee shall succeed to the Capital Account of the transferor to the extent it relates to the transferred Interest.

                  (f) Except as otherwise provided in this Agreement, whenever it is necessary to determine the Capital Account of any Member, the Capital Account of such Member shall be determined after giving effect to the allocations of Net Income, Net Loss and other items realized prior or concurrently to such time (including, without limitation, any Net Income and Net Losses attributable to adjustments to Book Values with respect to any concurrent distribution), and all contributions and distributions made prior or concurrently to the time as of which such determination is to be made.

                  (g) The provisions of this Article VI (and other related provisions in this Agreement) pertaining to the maintenance of Capital Accounts and allocation of items of LLC income, gain, loss, deductions, and credits shall be interpreted consistently with Section 704 of the Code and the Regulations thereunder, and to the extent unintentionally inconsistent with such Code and Regulations, shall be deemed to be modified to the extent necessary to make such provisions consistent with the Code and Regulations.

            6.02 Allocation of Net Income or Net Loss. (a) After giving effect to the special allocations set forth in Section 6.03, Net Income for each taxable year, or portion thereof, shall be allocated among the Members (and credited to their Capital Accounts) as follows:

                        (i) First, to the Members pro rata in accordance with their respective Percentage Interests until the balance in Investor's Capital Account (increased for these purposes by Investor's share of partnership minimum gain, determined in accordance with Section 1.704-2(g) of the Regulations, and partner nonrecourse debt minimum gain, determined in accordance with
                              Section 1.704-2(i)(3) of the Regulations) is equal to Investor's then Outstanding Capital Contributions (excluding the Transfer Tax Amount);

                        (ii) Second, to Investor until the aggregate amount of Net Income allocated to it under this Section 6.02(a)(ii) for the taxable year and all prior taxable years equals the aggregate amount of Net Loss allocated to Investor pursuant to Section 6.02(b)(ii) for all prior taxable years;

                        (iii) Third, to the Members pro rata in accordance
                              with their respective Percentage Interests until the balance in Investor's Capital Account (increased for these purposes by Investor's share of partnership minimum gain, determined in accordance with Section 1.704-2(g) of the Regulations, and partner nonrecourse debt minimum gain, determined in accordance with
                              Section 1.704-2(i)(3) of the Regulations) is equal to an amount that if such amount were distributed to Investor pursuant to Section 6.05(c) at the end of such taxable year, Investor would have received a 12.5% Internal Rate of Return, taking into account all previous distributions under Section 6.05; and

                        (iv) Fourth, the balance, if any, to each of Investor and Reckson in accordance with their respective Promote Percentages.

            (b) After giving effect to the special allocations set forth in
Section 6.03, Net Loss for each taxable year, or portion thereof, shall be allocated among the Members (and credited to their Capital Accounts) as follows:

                        (i) First, to the Members who have previously been allocated Net Income pursuant to Sections 6.01(a)(iii) and 6.01(a)(iv), in the reverse order (and in the same ratios) as prior allocations of Net Income pursuant to Sections 6.01(a)(iii) and 6.01(a)(iv), until the aggregate Net Loss allocated to each such Member pursuant to this Section 6.01(b)(i) are equal to the aggregate Net Income allocated to that Member pursuant to Sections 6.01(a)(iii) and 6.01(a)(iv);

                        (ii) Second, to Investor until the amount of Net Loss allocated hereunder for the current and all prior taxable years, net of any Net

                              Income allocated to Investor pursuant to Section 6.02(a)(ii) for all prior taxable years, is equal to the Unreturned Transfer Tax Amount; and

                        (iii) Third, the balance, if any, to the Members in
                              accordance with their Percentage Interests.

            6.03 Special Allocations. (a) Notwithstanding any other provision of this Agreement, "partner nonrecourse deductions" (as defined in Regulations
Section 1.704-2(i)), if any, of the LLC shall be allocated to the Member who bears the economic risk of loss with respect to the debt to which such deductions are attributable in accordance with Regulations Section 1.704-2(i), and "nonrecourse deductions" (as defined in Regulations Section 1.704-2(b)(1)) of the LLC shall be allocated to the Members in accordance with their Percentage Interests and "excess nonrecourse liabilities" (as defined in Regulations Section 1.752-3(a)), if any, of the LLC shall be allocated to the Members in accordance with their respective Percentage Interests.

            (b) This Agreement shall be deemed to include "qualified income offset," "minimum gain chargeback" and "partner nonrecourse debt minimum gain chargeback" provisions within the meaning of the Regulations under Section 704(b) of the Code. Accordingly, notwithstanding any other provision of this Agreement, items of income, gain, loss, and deduction shall be allocated to the Members to the extent and in the manner required by such provisions.

            (c) To the extent that Net Loss or items of loss or deduction otherwise allocable to a Member hereunder would cause such Member to have an Adjusted Capital Account Deficit as of the end of the taxable year, or other period, to which such Net Loss, or items of loss or deduction, relate (after taking into account the allocation of all items of income and gain for such taxable period), such Net Loss, or items of loss or deduction, shall not be allocated to such Member and instead shall be allocated to the Members in accordance with Section 6.02 as if such Member were not a Member.

            (d) Subject to the provisions of Section 6.07, any allocations required to be made pursuant to Section 6.03(a), Section 6.03(b) and Section 6.03(c) (the "Regulatory Allocations") (other than allocations, the effect of which are likely to be offset in the future by other special allocations) shall be taken into account, to the extent permitted by the Regulations, in computing subsequent allocations of income, gain, loss or deduction pursuant to Section 6.02 so that the net amount of any items so allocated and all other items allocated to such Member shall, to the extent possible, be equal to the amount that would have been allocated to each Member pursuant to Section 6.02 had such Regulatory Allocations under this Section 6.03 not occurred.

            (e) Notwithstanding anything to the contrary contained herein, each Member shall be allocated for each taxable year, or portion thereof, an amount of gross income and gain (consisting of a pro rata portion of each item of LLC income and gain and, if necessary, income and gain from subsequent years) equal to the amount of distributions received by such Member pursuant to Section 6.05(b)(ii) in respect of such taxable year.

            (f) It is intended that prior to a distribution of the proceeds from a liquidation of the LLC pursuant to the provisions of Section 11.03, the positive Capital Account balance of each Member shall be equal to the amount that such Member would receive if liquidation proceeds were distributed in accordance with the provisions of Section 6.05(c). Accordingly, notwithstanding anything to the contrary in this Article VI (other than Section 6.07), to the extent permissible under Code Section 704(b) and the Regulations promulgated thereunder and subject to compliance with the Fractions Rule, Net Income and Net Loss and, if necessary, items of gross income and gross deductions, of the LLC for the year of liquidation of the LLC (or, if earlier, the year in which all or substantially all of the LLC assets are sold, transferred or disposed of) shall be allocated among the Members so as to bring the positive Capital Account balance of each Member as close as possible to the amount that such Member would receive if the LLC were liquidated and all of the net proceeds from such liquidation were distributed in accordance with the provisions of Section 6.05(c).

            6.04 Tax Allocations; Allocation of Income and Loss. (a) For federal income tax purposes, except as otherwise provided in Section 6.04(b), each item of income, gain, loss and deduction shall be allocated among the Members in the same manner as its corresponding item of book income, gain, loss or deduction is allocated pursuant to this Article VI.

            (b) In accordance with Code Sections 704(b) and 704(c) and the Regulations thereunder, income, gain, loss and deduction with respect to any LLC asset contributed (or deemed contributed) to the capital of the LLC shall, solely for federal income tax purposes, be allocated among the Members so as to take into account any variation between the adjusted basis of such LLC asset for federal income tax purposes and its Book Value upon its contribution (or deemed contribution). If the Book Value of any LLC asset is adjusted, subsequent allocations of taxable income, gain, loss and deduction with respect to such LLC asset shall take account of any variation between the adjusted basis of such LLC asset for federal income tax purposes and the Book Value of such LLC asset in the manner prescribed under Code Sections 704(b) and 704(c) and the Regulations thereunder. Any elections or decisions relating to such allocations shall be made as mutually agreed to by Investor and Reckson. Allocations pursuant to this Section 6.04(b) are solely for tax purpose and shall not affect any Member's Capital Account.

            (c) If any Interest is transferred during any Fiscal Year in accordance with this Agreement, the Net Income or Net Loss (and other items referred to in Section 6.02) attributable to such Interest for such Fiscal Year shall be allocated between the transferor and the transferee by closing the books of the LLC as of the date of the transfer, or by any other method permitted under Code Section 706 and the Regulations thereunder and agreed to by the Administrative Member and the Members, including the transferor and the transferee.

            (d) The provisions of this Article VI (and other related provisions in this Agreement) pertaining to the allocation of items of LLC income, gain, loss, deductions, and credits shall be interpreted consistently with the Regulations, and to the extent unintentionally inconsistent with such Regulations, shall be deemed to be modified to the extent necessary to make such provisions consistent with the Regulations.

            6.05 Distributions of Net Ordinary Cash Flow and Net Extraordinary Cash Flow. (a) Priority of Default Loans/L/C Obligations. For so long as any Default Loan shall remain outstanding, all amounts which otherwise would be distributed under Section 6.05(b), Section 6.05(c) or Section 11.03 or any other provision of this Agreement to a Member who is an obligor under a Default Loan shall be applied instead to repay all outstanding Default Loans. With respect to Default Loans, the same shall be payable pro rata in proportion to the outstanding principal amounts thereof, to be applied first on account of accrued and unpaid interest and next on account of principal. Any Default Loan so applied shall be treated for all purposes of this Agreement as having been distributed to the Member which is an obligor under such Default Loan.

            (b) Distributions of Net Ordinary Cash Flow. Except as provided in
Section 6.05(a) or Section 11.03 and subject to the terms and provisions of Sections 6.08, Net Ordinary Cash Flow shall be distributed to the Members monthly in the following proportions:

                  (i) to Investor and Reckson, part passu, in proportion to their respective Percentage Interests until Investor shall have received a 1.875% quarterly return on Investor's Outstanding Capital Contributions and Unreturned Transfer Tax Amount; and

                  (ii) the balance of such Net Ordinary Cash Flow, if any, to each of Investor and Reckson in accordance with their respective Promote Percentages.

If there is any change in Percentage Interests during any calendar month, the Administrative Member shall (i) for purposes of this Section 6.05(b), calculate Percentage Interests on a "weighted average" basis as of the end of each calendar month on a cumulative month-to-date basis and (ii) calculate Net Ordinary Cash Flow as of the end of each calendar month and apply and distribute Net Ordinary Cash Flow on or before the 24th day of the following month. To accomplish the foregoing, Administrative Member shall cause the Property Owner to make distributions in accordance with Section 12 of the Property Owner LLC Agreement on the same monthly basis as set forth in the preceding sentence. If the Annual Report of the LLC shall show that there was any over-distribution of Net Ordinary Cash Flow to a Member, such Member shall
(A) repay the over-distribution within 30 days without interest thereon, after receipt of such report, or (B) be subject to an off-set for such over-distribution on the date or dates of the next distributions of Net Ordinary Cash Flow until such over-distribution is recovered by the LLC. If such Annual Report shall show that there was an under-distribution of Net Ordinary Cash Flow to a Member, such under-distribution shall be paid to such Member without interest thereon, within 30 days after receipt of such report or as promptly thereafter as there is sufficient Net Ordinary Cash Flow. For purposes hereof, the "weighted average" Percentage Interest for any Member shall be calculated for any period as the quotient of (I) the sum of the Percentage Interests of such Member on each day during such period divided by
(II) the number of days during such period.

            (c) Net Extraordinary Cash Flow. The Administrative Member shall calculate Net Extraordinary Cash Flow and apply and distribute (other than as set forth in Section 6.05(a) and Net Extraordinary Cash Flow arising from a sale incidental to the dissolution and liquidation of the LLC which shall be distributed in accordance with Section 11.03 and subject to the terms and provisions of Section 6.08 and Section 11.04) such Net Extraordinary Cash Flow, reasonably and promptly after the LLC's receipt thereof, to the Members in the following proportions:

                  (i) to Investor and Reckson, pro rata in proportion to their respective Percentage Interests until Investor shall have received an amount equal to Investor's Outstanding Capital Contributions (excluding the Transfer Tax Amount);

                  (ii) next, to Investor until Investor shall have received an amount equal to the Unreturned Transfer Tax Amount;

                  (iii) next to Investor and Reckson, pro rata, in proportion to their respective Percentage Interests until Investor shall have received a 12.5% Internal Rate of Return; and

                  (iv) the balance of such Net Extraordinary Cash Flow, if any, to each of Investor and Reckson in accordance with their respective Promote Percentages.

The Administrative Member agrees to cause the Property Owner to make distributions of any net cash receipts other than ordinary operating income promptly following the Property Owner's receipt thereof.

            (d) No Restoration of Funds. Except as provided in Section 6.05(b), no Member shall be required to restore to the LLC any funds properly distributed to such Member pursuant to any of the provisions of this Section
6.05 or Section 11.03 unless required by Legal Requirements.

            (e) Limitation on Distributions. No Member shall be entitled to
(i) receive any distribution from the LLC (including a withdrawal of any of such Member's capital) except pursuant to this Section 6.05, (ii) receive interest from the LLC upon any capital contributed to the LLC, or (iii) receive property other than cash in return for such Member's Capital Contributions.

            6.06 Compliance with the Fractions Rule. Notwithstanding anything to the contrary contained herein, allocations under this Agreement shall be made only to the extent that, and shall be adjusted to the extent necessary to ensure that, assuming that Investor is a "qualified organization" within the meaning of Section 514(c)(9)(C) of the Code, the LLC's allocations satisfy the requirements of Section 514(c)(9)(E) of the Code, the Treasury Regulations promulgated thereunder and any administrative guidelines or pronouncements thereunder, including so that all allocations have "substantial economic effect" for the purposes of Section 514(c)(9)(E)(i)(II) of the Code. To the extent any adjustment to the allocations under this

Agreement have been, are or will be made as a result of this Section 6.06 and such adjustments could adversely affect the amount or timing of any distributions that would otherwise be made to Reckson pursuant to Section 6.05 or Section 11.03, Investor agrees to reasonably cooperate with Reckson to make such changes as shall be requested by Reckson to eliminate or reduce the effect of any such adjustments to the allocations under this Agreement, including, to the extent applicable, by allowing the Transfer of a de minimis interest in Reckson or any Reckson Affiliate (and any subsequent Transfer of such de minimis interest) that holds all or a portion of Reckson's Interest; provided, however, that such changes do not in any way adversely affect Investor.

            6.07 Withholding Taxes. If the LLC is required to withhold any portion of any distribution or allocation to a Member by applicable federal, state, local or foreign tax laws, the LLC shall withhold such amounts and make such payments to such taxing authorities as are necessary to ensure compliance with such tax laws. Any funds withheld by reason of this Section 6.07 shall nonetheless be deemed distributed or allocated (as the case may be) to the Member in question for all purposes under this Agreement. If the LLC makes any payment to a taxing authority in respect of a Member hereunder that is not withheld from actual distributions to the Member, then the LLC may, at its option, (i) require the Member to reimburse the LLC for such withholding (along with interest at the Default Loan Rate from the date of such withholding until reimbursed or subsequently withheld from distributions); or
(ii) reduce any subsequent distributions to such Member by the amount of such withholding (along with interest at the Default Loan Rate from the date of such withholding until reimbursed or subsequently withheld from distributions). The obligation of a Member to reimburse the LLC for taxes that were required to be withheld shall continue after such Member Transfers its interest in the LLC or after a withdrawal by such Member. Each Member agrees to furnish the LLC with any representations and forms as shall reasonably be requested by the LLC to assist it in determining the extent of, and in fulfilling, any withholding obligations it may have.

            6.08 Venture Administrative Fee. Through and including December 31, 2010, Investor shall, if and to the extent distributions of Net Ordinary Cash Flow or Net Extraordinary Cash Flow shall be sufficient, pay, each calendar month, to Reckson a venture administrative fee (the "Venture Administrative Fee") in an amount equal to one-twelfth (1/12) of twenty-eight and one-half (28.5) basis points multiplied by Investor's Gross Investment, to be paid solely out of distributions of Net Ordinary Cash Flow or Net Extraordinary Cash Flow due to Investor. In furtherance of the foregoing, Administrative Member shall deduct from any amounts otherwise payable to Investor pursuant to Section 6.05(b) or 6.05(c), as the case may be, and shall pay to Reckson an amount equal to any Venture Administration Fee due and payable to Reckson, including, without limitation, any past due Venture Administration Fee (but without interest thereon) from prior calendar months that remain due and payable to Reckson. For U.S. federal income tax purposes, the Venture Administration Fee shall be treated as an expense of Investor and not of the LLC.

            6.09 Intentionally Omitted.GACC Loan Collateral Letters of Credit. At least ten (10) Business Days prior to the date which is five (5) Business Days prior to any date on which the Property Owner is required to post one or more Collateral Letters of Credit (as defined in the GACC Loan Agreement) pursuant to the terms and provisions of Section 16.2 of the GACC Loan Agreement, Administrative Member shall give written notice of such obligation to each non-Administrative Member, provided the only consequences of a failure to deliver such notice are those described in clause (III) below. On or prior to the date which is five (5) Business Days prior to the date such Collateral Letters of Credit are required to be delivered pursuant to the GACC Loan Agreement, the Administrative Member shall provide, or cause to be provided, its pro rata share (based upon Percentage Interests) of such required letters of credit and shall provide a copy of such letters of credit to the other Members. On or prior to the later of (i) the date which is five (5) Business Days prior to the date such Collateral Letters of Credit are required to be delivered pursuant to the GACC Loan Agreement or (ii) the expiration of the ten (10) Business Day notice period described above, the non-Administrative Members shall each provide, or cause to be provided, their pro rata share (based upon Percentage Interests) of such required letters of credit (each Member's obligation under this sentence and the immediately preceding sentence is an "L/C Obligation"). In the event a Member fails to timely meet its L/C Obligation (the "L/C Defaulting Member") and the other Member (the "L/C Contributing Member") timely provides an L/C (or L/C's) on the L/C Defaulting Member's behalf (such L/C(s) are "Back-Up L/C's"), then:

                  (I) the L/C Defaulting Member shall pay all costs incurred by the L/C Contributing Member in connection with providing the Back-Up L/C(s) (including any letter of credit fees or other security posted with the issuing bank) (the "Additional L/C Costs") plus interest at the LIBOR Default Rate on both (X) any unpaid portion of the Additional L/C Costs and (Y) the face (i.e., principal) amount of any Back-Up L/C's (the "L/C Principal Amount") for the period from the date incurred until the date repaid (except with respect to the L/C Principal Amount, such interest shall terminate on the date, if any, the Back-Up L/C(s) are returned to the applicable Member);

                  (II) if any Back-up L/C is drawn upon by GACC, then simultaneously with such draw, the L/C Defaulting Member shall be deemed to be an obligor under a Default Loan under Section 5.02(b) which shall have a principal amount equal to the portion of the face amount of such Back-Up L/C so drawn (the "L/C Draw Amount") plus the unpaid Additional L/C Costs, except that the interest payable on such Default Loan shall be at the greater of the Default Loan Rate or the LIBOR Default Rate. If the Default Loan is not repaid in full to the L/C Contributing Member on or prior to the date that is 90 days after the initial date of the Default Loan hereunder, the L/C Contributing Member shall have the option, exercisable within 30 days following the expiration of such 90-day period, to cause the L/C Draw Amount and the Additional L/C Costs to constitute "Contributing Member Contributions" under Section 5.02(b)(ii); except that the number "1.25" in Section 5.02(b)(ii) (solely for purposes of this Section 6.10) shall be deemed to be "1.50";

                  (III) if a non-Administrative Member is not required to
                        provide, or cause to be provided, its proportionate share of the Collateral

                        Letters of Credit prior to the date required pursuant to the GACC Loan Agreement and a L/C Contributing Member timely provides a Back-Up L/C in place of such non-Administrative Member's L/C, such non-Administrative Member shall reimburse the L/C Contributing Member's actual out-of-pocket costs incurred in connection therewith through the earlier to occur of (x) Administrative Member's receipt of such non-Administrative Member's L/C and (y) the expiration of the ten (10) Business Day notice period described in Section 6.10(a) above, and, after such expiration, unless and until delivery of such non-Administrative Member's L/C to the Administrative Member, such non-Administrative Member shall be a L/C Defaulting Member and subject to the terms and provisions of paragraphs (I) and (L) above.

            Any amounts payable under paragraphs (I), (II) and (III) above shall be paid in accordance with Section 6.05(a) above and not distributed to the defaulting Member and, in such event, shall be treated for all purposes of this Agreement as if such amounts were distributed to such defaulting Member.

            (b) If both Members timely meet their L/C Obligations and GACC draws upon the letters of credit in a manner that results in one Member having amounts on its letter of credit drawn down in an amount which is disproportionately higher than the draw down on the letter of credit of the other Member (the amount of any such disproportion, hereinafter referred to as the "Disproportionate Draw Amount"), the second such Member shall reimburse the first Member, within ten (10) Business Days of such draw down, an amount equal to (i) the Disproportionate Draw Amount, plus (ii) an amount equal to the interest accrued and payable by the first Member on the Disproportionate Draw Amount from the date drawn down until the reimbursement by the second Member. Any such amount not reimbursed within such ten (10) Business Day period shall be deemed to be a Default Loan and subject to the terms and provisions of Section 5.02(b).

            (c) Any amounts payable under this Section 6.10 (other than any actual or deemed payments resulting from a contribution of any Default Loan to the Company) shall, for U.S. federal income tax purposes, be treated as a payment made, and where applicable, an expense incurred by, the Member making such payment.

                                  ARTICLE VII

                                  MANAGEMENT

            7.01 Management Committee. (a) Until such time as Citibank exercises the Citibank Surrender Option, the business and affairs of the LLC shall be managed and operated under the direction of the management committee of the LLC (the "Management Committee") which shall make all decisions on behalf of the LLC (subject to the terms of this Agreement) including, without limitation, Major Decisions. Following such time as the Citibank Surrender Option is exercised, the Administrative Member shall, in accordance with the terms and provisions of Section 7.03(a), manage and operate the business and affairs of the LLC, subject to the right of the Management Committee to approve Major Decisions and the remaining provisions of this Agreement. The Reckson Members, on the one hand, and the Investor Members, on the other hand, shall each elect one (1) member (the "Reckson Committee Member" and the "Investor Committee Member", respectively) to the Management Committee, which shall consist of a total of two (2) members. The Reckson Members and the Investor Members may each appoint up to three (3) alternate members of the Management Committee (consisting of a total of up to six (6) alternate members). The Management Committee shall meet regularly to review the operations of the Applicable Entities and the Property but not less often than once per calendar quarter. Any one of the alternate members appointed by the Reckson Committee Member and by the Investor Committee Member shall be entitled to act on behalf of the Reckson Committee Member and the Investor Committee Member, respectively, in their absence. The Reckson Members, or Investor, may, at any time upon not less than 2 days prior written notice to the other, change its member or alternate members of the Management Committee.

            As of the date hereof, Reckson appoint Philip M. Waterman Ill as its member of the Management Committee and Salvatore CampoFranco, Richard Conniff and FD Rich III as alternate members to the Management Committee.

            As of the date hereof, Investor appoints, Joseph Dobronyi as its member of the Management Committee and Scott MacDonald, James Walsh and T. Sanford Monaghan as alternate members to the Management Committee.

            (b) The Management Committee shall meet at the request of the Reckson Members' Group Agent or Investor Members' Group Agent. Such meetings may be called by either member of the Management Committee upon not less than 2 Business Days prior notice to the other member of the Management Committee. The attendance of a member of the Management Committee at a meeting of the Management Committee either in person or telephonically (other than for the purposes of protesting the absence of notice of the meeting) shall constitute a waiver of notice of such meeting. The meetings of the Management Committee may be held (i) at the Property or the principal place of business of the Administrative Member, if applicable, if in Manhattan, (ii) by telephone conference or (iii) by other means determined by the members of the Management Committee. No meeting shall be conducted unless both of the members of the Management Committee are present. Telephonic participation in any meeting by either member of the Management Committee shall constitute such member's presence at such meeting for all purposes of this Agreement. Any decision made by the Management Committee at a duly convened meeting shall constitute the act of and approval by the Management Committee and shall be binding upon the LLC. The decisions of the Management Committee shall be reflected in the minutes of the Management Committee meetings or in resolutions adopted by the Management Committee. Any decision or other action required or permitted to be taken at any meeting of the Management Committee may be taken without a meeting by written resolution if a copy of such resolution is delivered to both members of the Management Committee and shall be effective upon the date on which both members of the Management Committee consent thereto in writing.

            (c) Failure by a member of the Management Committee (or such member's alternate) to be present at a scheduled meeting of the Management Committee shall constitute a deadlock between the Management Committee members with respect to the matter(s) which are the subject of such meeting and, accordingly, such matter(s) shall be deemed disapproved.

            (d) The members of the Management Committee shall not receive compensation for their positions as members of the Management Committee. Each Member shall pay all expenses associated with its Management Committee member's attendance of meetings of the Management Committee.

            (e) Each Management Committee member may, in making Major Decisions, act in the interests of the Member it represents without considering the interests of the LLC or of any Unaffiliated Member and without incurring any liability therefor to the LLC or any Unaffiliated Member (including, without limitation, any liability for breach of fiduciary obligations).

            7.02 Major Decisions. Without the unanimous approval of the Management Committee, the Administrative Member will not be permitted to cause the LLC to take (or, when applicable, cause the Property Owner to take) any action that would constitute a Major Decision. The "Major Decisions" are:

            (a) selling, transferring, assigning, conveying, exchanging or otherwise disposing of the LLC Assets or the assets of the Property Owner other than (i) personal property, fixtures and equipment at the Property which may be disposed of or replaced due to wear and tear or obsolescence or otherwise in the ordinary course of business, (ii) Leases, which shall be governed by Section 7.02(d) and (iii) a sale of the Property, in accordance with Section 10.01;

            (b) borrowing money on behalf of the LLC or the Property Owner (including any Mortgage Loan other than the GACC Loan which is in effect as of the date hereof and the terms and provisions of which are hereby approved by the parties hereto) whether on a secured or unsecured basis (other than Permitted Equipment Financings if permitted under the Mortgage Loans) or refinancing, recasting, extending, compromising or otherwise materially amending any Mortgage Loan or unsecured loan;

            (c) acquiring any additional real property or any interest in any legal entity;

            (d)   (i)   entering into a Lease of more than two (2) floors of
                        the Building (regardless of the size of the floor) (a
                        "Major Lease");

                  (ii) entering into a Lease which materially deviates (on a net present value basis) from the parameters of the Leasing Guidelines; or

                  (iii) (A) amending or modifying a Major Lease, (B)
                        terminating a Major Lease or (C) providing any consent under a Major Lease unless any such consent is required pursuant to the terms and provisions of the applicable Major Lease and is not subject to the discretion of the landlord thereunder.

            (e) (i) instituting any major litigation where the amount in controversy exceeds $500,000; provided that the Administrative Member may, upon notice to the Members but without the Management Committee's consent, institute any litigation against a tenant which has defaulted under its Lease or (ii) settle any major litigation or dispute where the LLC or the Property Owner is obligated to make a payment greater than $500,000 net of insurance recoveries; provided that the Administrative Member will agree to notify the Members prior to settling any litigation that does not require the Management Committee's consent if the LLC or the Property Owner is obligated to make a payment of greater than $20,000 net of insurance recoveries to effectuate such settlement;

            (f) approving any material modification to any Applicable Entity's or Managing Agent's, as and when there is a Managing Agent for the Property, existing insurance program, such approval not to be unreasonably withheld or delayed and shall be deemed approved if the non-Administrative Member(s) shall fail, within 10 days following Administrative Member's delivery to the non-Administrative Member(s) of a notice of such modification, to object in writing (such objection to state the basis for the same). A "material modification" shall not be deemed to have occurred if Administrative Member or Managing Agent shall modify an insurance program to (i) cause Property Owner to be in compliance with (x) an outstanding Mortgage Loan or (y) a Major Lease or (ii) replace an existing insurance carrier so long as the replacement carrier has a rating in Best Insurance Reports not lower than the rating of the existing insurance carrier at the time the existing carrier was approved (it being acknowledged that if a change in insurance carriers shall be accompanied by a material increase in the cost and/or a material reduction in the scope of insurance coverage, such change shall be deemed a "material modification"). Any dispute arising under this clause (f) shall be resolved by arbitration in accordance with Article XV and, until such dispute shall be resolved, Administrative Member shall (to the extent commercially practicable) cause the Applicable Entity or Managing Agent, if applicable, to maintain the insurance program(s) in effect immediately prior to the modification in dispute;

            (g) selecting or changing the auditor for the LLC or the Property Owner; provided the non-Administrative Members shall (x) not unreasonably withhold or delay their consent to any so-called "Big Four" accounting firm selected by Administrative Member and (y) be deemed to have consented to the "Big Four" accounting firm in question if within 10 days following Administrative Member's delivery of a written notice stating the proposed "Big Four" auditor, the non-Administrative Member(s) fail to object in writing (such objection to state the basis for the same). Any dispute arising under this clause (g) shall be resolved by arbitration in accordance with Article
XV. Notwithstanding the foregoing, the parties hereto agree that Ernst & Young, LLP shall be deemed to be acceptable as the LLC Accountant and the selection of Ernst & Young, LLP as such will not constitute a Major Decision.

            (h) approving the Property Owner entering into, waiving any of its material rights under or modifying, any Management Agreement; provided, however, subject to the terms of Section 7.04(a), the consent of the non-Administrative Member shall not be required for the Property Owner to enter into a Management Agreement with Reckson or an Affiliate of Reckson as the Managing Agent, provided that such Management Agreement is in the form attached hereto as Exhibit B, with such changes as may be agreed upon by the Management Committee, in accordance with the terms and provisions of Section 7.07, which such Management Agreement shall be renewable without the consent of the Management Committee or the non-Administrative Member;

            (i) approving any proposed material changes to the zoning of the Property other than those expressly contemplated by an approved Business Plan or as may be required to be consented to by the Property Owner pursuant to the Citibank Lease, any other Major Lease, any zoning lot development agreement, or any title matter that appears as an exception to the Property Owner's owner's title insurance policy insuring its interest in the Property;

            (j) admitting additional members into an Applicable Entity other than transferees (or pledgees) permitted under this Agreement;

            (k) incurring, or causing the Property Owner to incur, any expenditure, charge or cost in any Fiscal Year (other than Necessary Expenses) which is inconsistent with the Business Plan or exceeds (i) a Major Line Item by more than 5% or (ii) the aggregate amount of the Budgets by more than 2% (exclusive of increases attributable to temporary timing differences arising in the ordinary course of business which Administrative Member reasonably expects will be reversed over time);

            (1) engaging in any transaction between an Applicable Entity and any Member or Affiliate of a Member other than, subject to the terms of
Section 7.04(a), (A) a Management Agreement in the form attached hereto as Exhibit B, with such changes as may be agreed upon by the Management Committee, and entered into in accordance with the terms and provisions of
Section 7.07, and (B) the transactions described in Section 7.04 below;

            (m) modifying or supplementing any organizational documents of any Applicable Entity;

            (n) dissolving, terminating or liquidating any Applicable Entity or causing or permitting any Applicable Entity to merge, consolidate or otherwise combine with any other Person (including any Applicable Entity);

            (o) Intentionally Omitted.

            (p) making any in-kind distribution;

            (q) prepaying any indebtedness (including the GACC Loan) other than Permitted Equipment Financings if permitted under the Applicable Loan Documents;

            (r) confessing to any judgment other than in connection with any tax dispute with any federal, state or local taxing authority;

            (s) settling any tax certiorari proceeding other than for tax years prior to the tax year in which the date of this Agreement occurs;

            (t) settling any dispute with any taxing authority concerning the computation or allocation of any item of LLC income, gain, loss deduction or credit for federal, state or local tax purposes;

            (u) hiring of any employees or entering into any collective bargaining agreement for union labor contracts ("Union Contracts"); it being acknowledged however that (I) to the extent permitted by the Applicable Loan Documents, an Applicable Entity may be deemed to hire or to have hired employees or to enter into, or have entered into, Union Contracts as a result of Managing Agent's, if any, compliance with, or agreement to bind the Property to, Property-Binding Arrangements now or hereafter in effect; and
(II) Managing Agent, if any, may hire employees (who will be employees of the Managing Agent) and enter into Union Contracts.

            (v) taking any of the following actions: (i) commencement by any Applicable Entity of any case or proceeding in respect of such Applicable Entity under any federal or state law relating to bankruptcy, insolvency, reorganization or relief of debtors, (ii) the institution of any proceedings by any Applicable Entity to have such Applicable Entity adjudicated as bankrupt or insolvent, (iii) any Applicable Entity's consent to the institution of bankruptcy or insolvency proceedings against such Applicable Entity, (iv) the filing by any Applicable Entity of a petition, or such Applicable Entity's consent to a petition, seeking reorganization, arrangement, adjustment, winding up, dissolution (in connection with bankruptcy or insolvency), composition, liquidation (in connection with bankruptcy or insolvency) or other relief of such Applicable Entity's debts under any federal or state law relating to bankruptcy, (v) any Applicable Entity's seeking or consenting to the appointment of a receiver, liquidator, assignee, trustee, sequestrator or custodian for such Applicable Entity or for all or substantially all of its properties, (vi) the making by any Applicable Entity of an assignment for the benefit of such Applicable Entity's creditors or (vii) the taking by any Applicable Entity of any action in furtherance of any of the foregoing; and

            (w) selecting a replacement Managing Agent, in the event that none of the Approved Agents are satisfactory to the non-Administrative Member pursuant to the terms and provisions of Section 7.04(c) below.

            7.03 Administrative Member. (a) Subject to the provisions and restrictions set forth in this Article VII, the Administrative Member shall have the obligation and authority to (i) implement all decisions of the Management Committee, including all Major Decisions as directed by the Management Committee, (ii) perform such ministerial acts as may be necessary to conduct the day-to-day business and affairs of the LLC, subject to, and in accordance with this Agreement and the decisions of the Management Committee, and (iii) perform or observe all of the specific obligations to be performed by the Administrative Member hereunder. Administrative Member agrees to devote to the LLC's business such time as reasonably shall be necessary in connection with its duties and responsibilities hereunder and shall take such actions as shall be prudent and appropriate for the proper management and supervision of the business of the LLC and to carry out the obligations under this Agreement. Administrative Member shall be authorized to take any action which is specifically authorized or contemplated by the approved Business Plan, to make any expenditure set forth in an approved Budget, or as otherwise expressly authorized by this Agreement.

            (b) The Administrative Member may be removed as Administrative Member by written notice from the "non-Administrative Member", which shall mean (x) the Investor Members, in the event a Reckson Member is the Administrative Member or (y) Reckson in the event an Investor Member is the Administrative Member, in each case upon ten (10) Business Days written notice, should any of the following events occur, each of which shall be considered a "Administrative Member Default":

                  (i) if the Administrative Member shall become Bankrupt;

                  (ii) it is finally determined by a court or forum of competent jurisdiction that the Administrative Member committed fraud, willful misconduct or gross negligence (which was committed by a member of Senior Management of Reckson) in the conduct of its duties under this Agreement; provided, however, notwithstanding the foregoing, in the event that a member of Senior Management of Reckson commits gross negligence (as opposed to either fraud or willful misconduct), such commission of gross negligence shall not constitute an Administrative Member Default if such member of Senior Management of Reckson is replaced promptly following the Administrative Member's knowledge of such occurrence of gross negligence;

                  (iii) an unpermitted Transfer by the Administrative Member or its Affiliated Member shall have occurred; or

                  (iv) the direct or indirect ownership interest in the LLC of Reckson Operating Partnership, L.P. shall collectively be less than ten percent (10%).

            Notwithstanding any other term of this Agreement, in the event that a default described in clause (iii) above (a "Clause (iii) Default") shall have occurred, an Administrative Member Default shall not be deemed to have occurred until the Administrative Member shall have received a written notice of default (a "Clause (iii) Default Notice") from the non-Administrative Member specifying such default and the Administrative Member shall not have cured the claimed default to the satisfaction of the non-Administrative Member within a period of 30 days and if the cure cannot reasonably be completed within such 30-day period, then the Administrative Member shall have an additional 30-day period to effect the cure so long as the Administrative Member is diligently prosecuting the cure within such additional 30-day period; provided, in the event a Clause (iii) Default shall have occurred and a Clause (iii) Default Notice is given and such Clause (iii) Default is cured within the cure periods set forth above, then, with respect to any subsequent Clause (iii) Default Notice received following a subsequent Clause (iii) Default, Administrative Member shall not be entitled to any of the cure periods set forth above and such second Clause (iii) Default Notice shall serve as the Administrative Member Default notice required under the first sentence of Section 7.03(c). The Administrative Member shall not be removed by an Unaffiliated Member on account of the Administrative Member Defaults set forth in clauses (i) and (iii) if on or prior to the date of such Administrative Member Defaults the non- Administrative Member shall have committed or suffered to have occurred with respect to it an action or an event of a nature comparable to any of the Administrative Member Defaults set forth in clauses (i) and (iii) and shall not have remedied such defaults within the cure periods provided above.

            7.04 Goods and Services from Affiliates/Enforcement. (a) Until such time as Citibank exercises the Citibank Surrender Option, no Affiliate Agreement may be entered into without the consent of all Members. Following such date, in addition to the Management Agreement, the Administrative Member may cause an Applicable Entity to enter into agreements or other arrangements (and amend or modify the same) for the furnishing to an Applicable Entity of goods or services by any Affiliate of the Administrative Member (including, but not limited to, agreements or arrangements for the construction of tenant improvements and other construction relating to the Property and telephone, internet and other communication services) if (i) each such agreement or other arrangement shall (x) be of a duration and contain other terms which are fair market and (y) provide that it may be terminated without penalty upon the Administrative Member's termination as Administrative Member pursuant to the provisions of this Agreement and (ii) the Affiliate in question shall provide services consistent with the quality of services offered in first-class office buildings in Manhattan. Notwithstanding the foregoing, Administrative Member shall not cause an Applicable Entity to enter into any agreement or arrangement with an Affiliate which provides for payment to such Affiliate of an amount greater than $50,000 per annum (to be increased by the CPI Increase) unless the Administrative Member shall furnish to the Unaffiliated Members for their reasonable approval a summary (each, an "Affiliate Agreement Summary") of the material terms of such agreement or arrangement and other infonnation reasonably requested by such Unaffiliated Member. If the Unaffiliated Members shall reasonably believe that the Affiliate agreement or arrangement described in the Affiliate Agreement Summary violates the terms of clauses (i) or (ii) above, then the Unaffiliated Members may object in writing to such agreement or arrangement (such objection to state the specific basis for the same). If the Unaffiliated Members shall fail to so object within 10 days following the delivery of an Affiliate Agreement Summary, the agreement or arrangement in question shall be deemed approved by the Unaffiliated Members. Any dispute arising under this Section 7.04(a) shall be resolved by arbitration in accordance with Article XV.

            (b) Administrative Member shall use commercially reasonable efforts to enforce in all material respects the obligations of (x) Managing Agent under the Management Agreement, if any, and (y) the other Affiliates of the Administrative Members which are parties to agreements entered into under
Section 7.04(a) above (such agreements in clauses (x) and (y), collectively with the Management Agreement, are the "Affiliate Agreements"). If the Unaffiliated Member shall request in writing to the Administrative Member that the Administrative Members enforce a specific obligation under an Affiliate Agreement and the Administrative Members shall not, promptly following receipt of such request, proceed diligently to enforce such obligation, the Unaffiliated Members' may, as their sole remedy, cause the Applicable Entity to exercise any right or remedy available to the Applicable Entity under the Affiliate Agreement in question. Any dispute arising under this Section 7.04(b) shall be resolved by arbitration in accordance with Article XV.

            (c) If the Managing Agent is an Affiliate of the Reckson Members and shall voluntarily elect to terminate the Management Agreement pursuant to
Section VII(D) of the Management Agreement, the Investor Members shall select a replacement Managing Agent from a list of three (3) Approved Agents (the "Listed Agents") prepared by the Reckson Members. If none of the three (3) Listed Agents are acceptable to the Investor Members, the selection of the replacement Managing Agent shall be a Major Decision.

            7.05 The Business Plan. (a) For each Fiscal Year during the Term, the Administrative Member shall prepare a business plan (the "Business Plan") for the Property to be approved by the Management Committee. Each Business Plan shall be comprised of an operating budget (each, an "Operating Budget)"; a capital improvement budget (each, a "Capital Budget"; the Operating Budget and the Capital Budget are collectively, the "Budgets") and, after Citibank's delivery to the Property Owner of notice of its exercise of the Citibank Surrender Option (or other surrender by Citibank of space at the Property), leasing guidelines (the "Leasing Guidelines"). Each Operating Budget shall show, on a month-by-month basis, in reasonable detail, each line item of anticipated income and expense required to be made with respect to the Property during such Fiscal Year including, without limitation, amounts required to establish, maintain and/or increase Cash Reserves. Each Capital Budget shall show, in reasonable detail, anticipated expenditures for Capital Improvements with respect to the Property or any portion thereof. The Leasing Guidelines shall specify the projected net average effective rent over the projected term of each Lease on a space-by-space basis, taking into account base rent, the term of the Lease, leasing commissions due to all outside leasing brokers and as set forth in the Management Agreement (including overrides to Managing Agent), tenant improvements, free rent and any other tenant concessions. For the sake of clarity, the parties confirm that the Administrative Member need not furnish Leasing Guidelines for any space at the Property that is leased or is not reasonably anticipated to become available for leasing during such Fiscal Year. Notwithstanding the foregoing within 30 days after the exercise by Citibank of the Citibank Surrender Option (or other surrender by Citibank of space at the Property), the Administrative Member shall prepare Leasing Guidelines for the Property to be approved by the non-Administrative Member.

            (b) Not later than October 1st of each Fiscal Year during the Term, the Administrative Member shall prepare in consultation with the non-Administrative Member and deliver to the Management Committee a draft Business Plan for the following Fiscal Year. Not later than November 1st of each Fiscal Year during the term of this Agreement, the Administrative Member shall prepare and deliver to the Management Committee a revised Business Plan for the following Fiscal Year, reflecting any of Administrative Member's revisions to the draft Business Plan. Within 30 days after delivery of such revised Business Plan, the Management Committee shall in writing, either approve the entire revised Business Plan, in which case such revised Business Plan shall constitute the "Business Plan", or shall disapprove, modify or otherwise comment on specific items contained therein (collectively, the "Comments"), which Comments shall be accompanied by a statement of the reasons therefor; provided, the Management Committee shall be required to approve any commercially reasonable amount which is necessary to perform any obligation under Leases or contracts with third parties, if (i) such Leases or contracts were approved by the Management Committee or did not require the approval of the Management Committee and (ii) no Applicable Entity has discretion in satisfying such obligation. If the Management Committee shall have provided any Comments to the revised Business Plan, the Administrative Member shall submit, within 15 days following receipt of the Comments, a further revised Business Plan which may incorporate the Comments or may not incorporate the Comments, in whole or in part. If the Management Committee shall fail to approve, in writing, all or any portion of the revised Business Plan on or prior to the expiration of the 30-day period set forth above (or if any Comments are not incorporated by the

Administrative Member into such further revised Business Plan draft), the Management Committee shall be deemed to have rejected the same (or such unincorporated Comments) and, accordingly, the Business Plan for such Fiscal Year shall be implemented in accordance with paragraph (e) below.

            (c) The Administrative Member may at any time request the Management Committee's consent to modify the Business Plan on account of unanticipated market changes, or for any other reason, such consent not to be unreasonably withheld or delayed and shall be deemed rejected if the Management Committee shall fail to grant or deny such consent within 10 Business Days after receipt of the proposed modification. The Business Plan, as modified in accordance with this subsection (c), shall be deemed to be the "Business Plan" for all purposes herein. The Members acknowledge and agree that the figures set forth in each Business Plan are only estimates and not a guaranty by the Administrative Member and there may be substantial variations between the estimates set forth in a Business Plan and actual results.

            (d) The Administrative Member shall use reasonable efforts to cause the Property Owner to cause the Managing Agent to operate the Property in conformity with the applicable Business Plan and the permitted variances therefrom as set forth in Section 7.02(k).

            (e) During any period when the Management Committee shall fail to approve portions of the Business Plan prior to the commencement of the Fiscal Year to which such Business Plan relates, the Property shall be operated during such Fiscal Year (A) in accordance with such portions of such Business Plan as to which agreement has been reached, (B) at rates or levels of expenditures as are actually charged or incurred with respect to Necessary Expenses and (C) with respect to those portions of such Business Plan which are discretionary, increased by the CPI Increase (computed for this purpose from the January 1st of the last Fiscal Year for which a Business Plan was approved to December 31st of the Fiscal Year immediately preceding the Fiscal Year to which the Business Plan in dispute relates).

            (f) On the date hereof the Members have adopted the Business Plan for the remainder of the Fiscal Year 2005 and the Fiscal Year 2006 (the "2005-2006 Business Plan") (it being understood that any Business Plans for any subsequent Fiscal Years shall not include any portion of the preceding Fiscal Year).

            (g) The Administrative Member shall be entitled to cause the LLC and the Property Owner to pay all charges as and when due to the extent such charges are either consistent with the Business Plan or are Necessary Expenses.

            7.06 Other Activities of Members. A Member (or any Affiliate thereof') may own, purchase, sell, or otherwise deal in any manner with any property other than the Property without notice to any Unaffiliated Member, without participation of any Unaffiliated Member, and without liability to the LLC, the Property Owner or any Unaffiliated Member, and a Member may, without notice to any Unaffiliated Member and without obligation to present to the LLC or to the Property Owner or any Unaffiliated Member an opportunity of any kind whatsoever, acquire, sell, finance, lease, operate, manage, develop or syndicate any real property not owned by the Property Owner, free of any claim whatsoever of any Unaffiliated Member, the Property

Owner or the LLC. No Member shall incur any liability to the LLC or to the Property Owner or any Unaffiliated Member as a result of such Member's interest in such other property or pursuit of such other business interests, and neither the LLC nor any Member or the Property Owner shall have any right to participate in such other property or business or to receive or share in any income or profits derived therefrom.

            7.07 Property Management. Subject to the terms and provisions of this Agreement (including Section 7.04(b)), after Citibank's delivery to the Property Owner of notice of its exercise of the Citibank Surrender Option (or other surrender by Citibank of space at the Property), the Administrative Member shall cause the Property Owner to engage the Managing Agent to manage the Property and act as its exclusive leasing agent in accordance with the Management Agreement.

            7.08 Group Members. From and after the date that there is more than one Reckson Member or more than one Investor Member the following shall apply to the group of Members ("Group Members") constituting the Reckson Members or the Investor Members, as the case may be:

                  (a) all Group Members shall be obligated to approve, consent or otherwise take any other action permitted to be taken by the Group Members under this Agreement as one Member constituting the aggregate Interest and Percentage Interest of all Group Members with respect to all matters under this Agreement and the Group Members shall be jointly and severally liable for the actions of the other Group Members under this Agreement;

                  (b) the Group Members shall designate one Group Member (the "Group Agent") to act as agent for the Group Members as the primary Group Member to give or receive Notices hereunder. The Group Members may replace their Group Agent from time to time upon written notice to all Unaffiliated Members. Notices given or received by the Group Agent shall be deemed given or received by all Group Members and shall be binding on all Group Members as if given or received by each of them; and

                  (c) without limiting the generality of the foregoing, if a Group Member is a Non-Contributing Member under Section 5.02(b)(ii), all Group Members shall deemed to be Non-Contributing Members.

            7.09 ERISA. (a) It is understood and agreed that none of the Management Committee or the members of the Management Committee are or should be deemed to be fiduciaries with respect to the LLC Assets or shall have such discretionary authority over the LLC Assets such that they would be deemed to be fiduciaries and the provisions of this Agreement shall be interpreted accordingly.

                  (b) After Citibank's delivery to the Property Owner of notice of its exercise of the Citibank Surrender Option (or other surrender by Citibank of space at the Property), the Members shall, in good faith, implement such changes to this Agreement or their Interests as may be necessary to ensure that the LLC Assets and Property Owner's assets shall not constitute "plan assets" under ERISA.

            7.10 REIT Status. Administrative Member shall at all times use best efforts to conduct the business of the LLC such that (a) the nature of its assets and gross revenues (as determined pursuant to Section 856(c)(2), (3) and (4) of the Code) would permit the LLC (determined as if the LLC were a real estate investment trust ("REIT") for U.S. federal income tax purposes) to qualify as a REIT under Section 856 of the Code, (b) the LLC will not realize any income from foreclosure property within the meaning of Section 857(b)(4) of the Code, and (c) the LLC will not engage in a prohibited transaction within the meaning of Section 857(b)(6) of the Code; provided, that Administrative Member shall be deemed to have complied with and shall have no further obligations under this Section 7.10 with respect to any matter that is approved as a Major Decision or otherwise approved in writing by the Members other than Administrative Member.

            7.11 UBTI Matters. Administrative Member acknowledges that certain direct or indirect members of Investor are "Qualified Organizations" as defined in Section 514(c)(9) of the Code that are exempt from federal income tax with respect to their investment activities, except to the extent that such activities generate UBTI or treated as UBTI under Section 514 of the Code to such members. Administrative Member shall use best efforts to manage and operate the Property in a manner that will avoid the realization of UBTI, including but not limited to, the taking of any of the following actions to the extent such actions would result in the LLC recognizing income that would be UBTI, if earned by an organization subject to the tax under Section 511 of the Code:

            (i) the acquisition by the LLC of any property to be held primarily for sale to customers in the ordinary course of the LLC's trade or business or that would be required to be included in inventory in the hands of the LLC, or the holding by the LLC of any property primarily for sale to customers in the ordinary course of the LLC's trade or business;

            (ii) the renting by the LLC of any property pursuant to a lease under the terms of which rent depends in whole or in part on the net income or profits derived by any person from the property or improvements leased, provided that the foregoing shall not include rent that is based on a fixed percentage or percentages of receipts or sales;

            (iii) the renting by the LLC of any real property for which (1) any portion of the rent (other than a de minimis amount) is attributable to services provided by the LLC (other than usual or customary services provided by landlords leasing space for occupancy only) or (2) more than 10% of the rent is or can be attributable to personal property;

            (iv) the incurrence by the LLC of any indebtedness in acquiring or improving any real property where the amount of the indebtedness or any amount payable with respect to such indebtedness, or the time for making any payment, is dependent, in whole or in part, upon the revenue, income or profits derived from such real property;

            (v) the leasing by the LLC of any real property to One Court Square Member LLC or the incurring of any indebtedness to, or the securing by the LLC of other financing from such parties; and

            (vi) except as otherwise specifically provided for in this Agreement, (A) the incurrence of indebtedness other than (1) indebtedness incurred to acquire or improve real property within the meaning of Section 514(c)(9) of the Code and (2) any ordinary trade payables and any other indebtedness not treated as "acquisition indebtedness" under Section 514(c) of the Code and (B) the incurrence of indebtedness which constitutes "partner nonrecourse debt" within the meaning of Treasury Regulations Section 1.704-2(b)(4) or the guarantying of obligations of the Company that causes such obligations to constitute "partner nonrecourse debt."

Administrative Member agrees that Investor shall be entitled to exercise any vote, consent, election or other right under this Agreement with a view to avoiding any UBTI to Investor and its investors and without regard to whether conducting the business of the LLC in such manner will maximize either pre-tax or after tax profit of the LLC to a Member which is not a Qualified Organization. For the purposes of this Section 7.11, Administrative Member shall be deemed to have used best efforts to avoid the realization of UBTI if it acts to effectuate any matter that is approved as a Major Decision or otherwise approved in writing by Investor, provided Investor shall be deemed to have approved a UBTI matter which is not otherwise a Major Decision, if Investor does not provide its approval or disapproval in connection with such UBTI matter within ten (10) Business Days of delivery of a written request for an approval in connection with such UBTI matter from the Administrative Member to Investor.

            7.12 Approval of Security Cable Catch System. The parties hereto hereby agree and approve the plans and installation of a security cable catch system by the tenant under the Citibank Lease at the Property, at such tenant's expense.

            7.13 Management of Investor. At all times that (i) the I&G Fund owns any direct or indirect interests in Investor, JPMIM (or any Affiliate thereof) or Morgan (or any Affiliate thereof) (each an "Acceptable Advisor") shall be the advisor (directly or indirectly) to the I&G Fund and (ii) SSPF owns any direct or indirect interests in Investor, an Acceptable Advisor shall be the advisor (directly or indirectly) to SSPF. Notwithstanding anything to the contrary contained herein, the term "Affiliate" as used in this Section
7.13 shall mean, when used with reference to a specified Person, any other Person that directly or indirectly through one or more intermediaries controls or is controlled by or is under common control with the specified Person.

            7.14 Annual Valuation Period. The LLC hereby establishes the ninety (90) day period commencing each January 1St following the date of this Agreement as the LLC's

"annual valuation period" (within the meaning subsection (d)(5)(ii) of the Plan Asset Regulation). The establishment of an annual valuation period shall not and is not intended to create any inference with respect to the LLC's status or intended status as a "real estate operating company" within the meaning of the Plan Asset Regulations. Furthermore, no Member or other Person shall be required to take any action or refrain from taking any action under this Agreement by reason of this Section 7.14, nor shall any Member or other Person be required to take any action or refrain from taking any action that may be required for the LLC to qualify as a real estate operating company.

            7.15 Affiliate Leases. The Administrative Member shall not permit the LLC to enter into any Lease, other than Major Leases (which are governed by the provisions of Section 7.02(d)), with any Person set forth in a notice delivered from Investor to Administrative Member on the date hereof (the "Restricted List"). The Administrative Member shall cause the LLC to use commercially reasonable efforts to cause each Lease, other than a Major Lease, entered into after the date hereof, to include a representation from the tenant thereunder that such tenant is not a Person set forth on the Restricted List. Investor Member shall have the right to add or delete Persons from the Restricted List from time to time upon written notice to the Administrative Member given in accordance with the terms and provisions of Section 14.03, provided that any Person so added shall be a related person (as described in Section 856(d)(2)(B) of the Code) to a REIT Member. Administrative Member shall keep the Restricted List confidential in accordance with the terms and provisions of Section 14.26.

            7.16 Management Rights. The Administrative Member shall use best efforts to exercise its right under Section 3.03 of the Citibank Lease and meet with Citibank annually; provided, however, that the Administrative Member shall not have any liability if it fails to comply with its obligations under this Section 7.16. The exercise of the right to meet with Citibank (and meeting with Citibank) shall not and is not intended to create any inference with respect to the LLC's status or intended status as a "real estate operating company" within the meaning of the Plan Asset Regulations. Furthermore, no Member or other Person shall be required to take any action or refrain from taking any action that may be required for the LLC to qualify as a real estate operating company.

                                 ARTICLE VIII

                       BANK ACCOUNTS; BOOKS AND RECORDS;
                        STATEMENTS; TAXES; FISCAL YEAR

            8.01 Books of Account. At all times during the existence of the LLC, the books of account of the LLC shall be prepared and kept by the Administrative Member, at the expense of the LLC, in accordance with GAAP, which shall reflect all of the transactions relating to the Applicable Entities and the Property and shall be appropriate and adequate for the business of the Applicable Entities and the Property, and which books of account shall be maintained at the principal place of business of the respective Applicable Entity. Any Member or its duly authorized representatives shall have the right at any time to inspect and copy such books of account during normal business hours upon reasonable notice. Any Member and its duly authorized representatives shall have the right to examine (and copy) or conduct an audit of the

LLC's books and records at any time during normal business hours and upon reasonable notice at the LLC's principal place of business. Any such examination or special audit (i.e., audits other than the annual audits for the LLC which shall be conducted as of December 31 at the LLC's sole cost and expense) shall be performed at such Member's sole cost and expense.

            8.02 Fiscal Year. Unless the Members shall agree otherwise, the fiscal year of the LLC for financial, accounting, federal, state and local income tax purposes (the "Fiscal Year") shall be the calendar year (except that the first Fiscal Year of the LLC (for financial and accounting purposes) shall begin on the date hereof and the last Fiscal Year of the LLC shall end on the last day of the term of this Agreement).

            8.03 Bank Accounts. All funds of the LLC shall be deposited in the LLC's name in one or more separate bank accounts (each, a "Bank Account") at a United States based bank selected by the Administrative Member. Each Bank Account shall provide for a "sweep" feature, automatically transferring excess funds to an interest bearing account investing in securities such as commercial paper. Each such Bank Account shall be used exclusively for the LLC's funds and no other funds shall be commingled therein. Withdrawals may be made from such Bank Account only by the Administrative Member and only for purposes authorized under this Agreement and which are peiinitted under any Applicable Loan. Subject to the terms and provisions of any Mortgage Loan, the LLC may, at the Administrative Member's option, establish one or more bank accounts in the name of the Property Owner to hold the funds of the Property Owner.

            8.04 Financial Statements. (a) Within 90 days after the end of each Fiscal Year, the Administrative Member shall prepare and deliver to the Members, at the expense of the LLC, audited financial statements of each Applicable Entity for the preceding Fiscal Year (the "Annual Report"). The Annual Report for each Applicable Entity shall include a balance sheet, an income statement or a statement of operations, statements of the Members' Capital Accounts, Capital Contributions, Percentage Interests, Statement of Cash Flows and, for the Property Owner, a Statement of Net Ordinary Cash Flow and, if applicable, a Statement of Net Extraordinary Cash Flow, all of which shall be prepared in accordance with GAAP (except for the reports of Net Ordinary Cash Flow and Net Extraordinary Cash Flow and other reports prepared on a cash basis) and shall be audited by the LLC Accountants and (except with respect to the Statements of Net Ordinary Cash Flow and Net Extraordinary Cash
Flow) present fairly the financial position and operating results of each Applicable Entity.

            (b) Within 15 days after the end of each month, the Administrative Member shall prepare and deliver to the Members an unaudited financial report for the Property Owner for the preceding month (the "Monthly Report"). The Monthly Report shall include (I) an income statement or a statement of operations, (II) a Statement of Net Ordinary Cash Flow, (III) if applicable, a Statement of Net Extraordinary Cash Flow, (IV) a summary of capital expenditures for the Property (items I through IV may be provided by delivering the Monthly Report prepared by Managing Agent to the extent the Monthly Report states such information) and (V) if not delivered directly to all Members, a copy of the "Monthly Report" prepared by Managing Agent pursuant to the Management Agreement, if any.

            (c) The Members acknowledge that any financial projections that have been or are hereafter delivered to the Members or the Management Committee (the "Projections") (a) reflect a number of estimates, assumptions and judgments concerning anticipated results of the Property, (b) were not prepared with a view to disclosure or compliance with published guidelines of the Securities and Exchange Commission or the guidelines established by the American Institute of Certified Public Accountants regarding projections or forecasts and (c) do not purport to present operations at the Property in accordance with GAAP. The Projections are and will be subject to certain risks and uncertainties that could cause actual results to differ substantially from the Projections. Neither Reckson Member nor any of their Affiliates or representatives have made or is making any representation to the Members or the Management Committee or any other person regarding the actual performance of the Property compared to the information contained in the Projections and each of them expressly disclaims any representation or warranty, express or implied, as to the accuracy or completeness of the Projections.

            (d) Prior to a Management Agreement being executed and becoming effective, Administrative Member shall prepare and deliver to the Members any reports required pursuant to the form of management agreement attached hereto as Exhibit B to the extent such reports are not required to be prepared and delivered pursuant to the terms and provisions of this Section 8.04. Such additional reports shall be prepared and delivered in the manner and time periods specified in the fonn of management agreement attached hereto as Exhibit B. In the event of any inconsistency between Exhibit B and the terms of this Agreement with respect to reporting, the terms of Exhibit B shall govern.

            (e) Prior to a Management Agreement being executed and becoming effective, so long as the GACC Loan shall remain outstanding, if the terms and provisions of the Management Agreement differ from those of the form of management agreement approved by GACC in connection with the GACC Loan, Administrative Member shall obtain any approvals required in connection therewith as required pursuant to the GACC Loan Documents.

            8.05 Tax Returns; Tax Matters Partner; Tax Elections. (a) As soon as practicable after the end of each Fiscal Year, but in no event later than the 75th day following the end of each Fiscal Year, the Administrative Member shall furnish each Member, at the expense of the LLC, with an estimated statement of the Member's distributive share of income, gains, losses, deductions and credits for such Fiscal Year. As soon as practicable after the end of each taxable year of the LLC but in no event later than one hundred fifty (150) days after the end of such taxable year, the Administrative Member shall provide Investor with a copy of the LLC's federal income tax return for such taxable year for its review and comment. The Administrative Member agrees to resolve in good faith any amendments or changes to the LLC's federal income tax return requested by Investor, provided that Investor requests such amendment or change within ten (10) days after receipt of such tax return for its review and comment, and such amendment or change is not inconsistent with the terms of this Agreement, provided that in no event shall the Administrative Member be required to accept any such amendment or changes requested by Investor. If Investor does not provide any comments to the LLC's federal income tax return within the foregoing ten (10) day period, Investor shall be deemed to have consented to the filing of the LLC's federal income tax return for such year. The Administrative Member shall furnish each Member, at the expense of the LLC, with a final statement of the Member's distributive share of income, gains, losses, deductions and credits for such Fiscal Year on a Form K-1 and such other information (including copies of any tax returns that have been filed by the LLC) as is reasonably necessary for the Member to complete such Member's applicable U.S. federal, state, local and foreign income tax returns. The LLC shall also provide information to Investor on a quarterly basis within twenty (20) days after the end of each Fiscal Quarter, or at such other times as Investor may reasonably request, regarding the nature and amount of the LLC's assets and gross income that is sufficient to permit the members of Investor to ascertain its compliance with applicable REIT income and asset requirements and to comply with record keeping requirements under the Code and the applicable Treasury Regulations relating to REIT's; provided, however, in no event shall a breach of this provision give rise to (i) any cause of action by Investor or any of its members against the LLC, Reckson, any of the direct or indirect members of Reckson or any principal, partner, shareholder, member, controlling person, officer, director, agent or employee of any of the aforesaid Persons, (ii) any basis for the removal of Reckson as Administrative Member, if Reckson shall be the Administrative Member, or (iii) any liability, loss or damage on the part of the LLC, Reckson, any of the direct or indirect members of Reckson or any principal, partner, shareholder, member, controlling person, officer, director, agent or employee of any of the aforesaid Persons.

            (b) The Administrative Member shall cause all LLC tax returns to be timely prepared, at the expense of the LLC, so that they may be filed with the applicable government authorities within allowable time periods, including extensions, and so that the LLC can provide the Members with the tax returns and information. Subject to the terms and provisions of this Agreement, the Administrative Member shall make all decisions with respect to the treatment of LLC transactions in the LLC's federal, state, local and foreign tax returns.

            (c) Reckson shall be the tax matters partner (as described in Section 6231(a)(7) of the Code) of the LLC. Upon consultation with the Management Committee, the tax matters partner may extend the statute of limitations on behalf of the LLC, select the LLC's choice of litigation forum in any tax action, or take any other action in its capacity as the tax matters partner. The tax matters partner shall keep the Management Committee fully advised of the progress of any audit or other tax proceeding and shall, promptly upon receipt, supply the Members and the Management Committee with copies of any written communications received from the Internal Revenue Service, or other taxing authority, and shall, to the extent practicable, at least five business days prior to submitting any materials to the Internal Revenue Service, or other taxing authority, provide such materials to the Members Management Committee. Any direct or indirect costs and expenses incurred by the tax matters partner, acting in its capacity as such, shall be deemed to be LLC Charges and the LLC shall reimburse the tax matters partner for such amounts. The tax matters partner shall not enter into any settlement with any taxing authority (federal, state or local) without the approval of the Management Committee.

            (d) Reckson may be removed as the tax matters partner by written notice from the Investor Members upon ten (10) Business Days written notice, should any of the events described in Section 7.03(b)(i), (ii) or (iii) occur or the Percentage Interest of Reckson and any of its Affiliated Members, if any, shall collectively be less than ten percent (10%); provided, however, if the event giving rise to any such notice is an event described in Section 7.03(b)(iii),

Reckson shall have the notice and cure rights that are described in the final paragraph of Section 7.03(b), prior to its removal as the tax matters partner. The Administrative Member shall not cause the LLC to make or knowingly cause the LLC to refrain from making any material federal income tax elections unless approved by Investor (which approval shall not be unreasonably withheld or conditioned), it being understood that for purposes hereof, such tax elections as may be made by the Administrative Member on behalf of the LLC in the ordinary course of managing and/or operating the LLC (including, without limitation, any election relating to depreciation, amortization, capitalization of expense and accounting methods) shall not constitute material tax elections. For purposes of this Section 8.05(d), Investor shall be deemed to have consented to any election (or any election not made by the LLC) shown on any U.S. federal income tax return of the LLC, in respect of which election (or any election not made by the LLC), Investor did not provide any comments on after receipt of the LLC's federal income tax return in accordance with the ten (10) day time period provided in Section 8.05(a). Notwithstanding anything herein to the contrary, if either Member requests that the Administrative Member make an election under Section 754 of the Code, the Administrative Member shall make this election (which election shall not be subject to the consent of Investor) promptly after receiving notice of the request from the Member.

            8.06 Communications. Administrative Member shall keep the Members informed as to all matters of material concern to the LLC and shall deliver to the Members promptly upon the receipt or sending thereof copies of all notices, reports and communications (A) between an Applicable Entity and any holder of a Mortgage Loan which relate to any existing or pending default thereunder or to any material financial or operational information required by such holder and (B) regarding material violations or lawsuits affecting the Property.

            8.07 Partnership. The LLC shall be treated as a partnership for federal income tax purposes and no Member shall make any election (for tax purposes or otherwise) inconsistent with such treatment. Unless consented to by all of the Members, the Property Owner shall be and remain treated as a disregarded entity (within the meaning of Treasury Regulations 301.7701-2(c)) for U.S. federal income tax purposes.

                                  ARTICLE IX

            TRANSFERS OF INTERESTS; RIGHT OF FIRST REFUSAL; PLEDGES

            9.01 Restrictions on Transfers of LLC Interests.

            (a) Except as specifically permitted under this Article IX, no Member shall, directly or indirectly, sell, assign, transfer or otherwise dispose of (such transactions being herein collectively called "Transfers") all or any part of such Member's Interest without the prior written consent of all Unaffiliated Members, and any such Transfer made in violation of the foregoing shall be void ab initio. An Upper Tier Transfer shall be deemed a Transfer for the purposes hereof. Notwithstanding the foregoing, subject to Sections 9.03 and 9.04 in each case:

                  (i) Reckson OP, One Court Square Member LLC, Reckson Member, at any time without the requirement of any consent or compliance with any other procedures or conditions precedent in this Agreement, may Transfer its respective direct or indirect ownership interests in the LLC, or any portion thereof, to an Affiliate so long as such Affiliate is one hundred percent (100%) owned, directly or indirectly, by Reckson OP.

                  (ii) Each Investor Entity, at any time without the requirement of any consent or compliance with any other procedures or conditions precedent in this Agreement, may Transfer its respective direct or indirect ownership interests in the LLC, or any portion thereof, to another Investor Entity (or to a wholly owned Affiliate).

                  (iii) SSPF, at any time without the requirement of any consent or compliance with any other procedures or conditions precedent in this Agreement, may Transfer its respective direct or indirect ownership interests in the LLC, or any portion thereof, to any trust (or wholly owned Affiliate thereof) formed after the date hereof, which trust shall acquire a portfolio of assets from SSPF and be advised by the advisor to SSPF or another Acceptable Advisor ("SSPF Replacement Trust").

                  (iv) Reckson, at any time without the requirement of any consent or compliance with any other procedures or conditions precedent in this Agreement, may Transfer up to and including twenty percent (20%) of all of the Interests in the LLC (i.e., not merely twenty percent (20%) of Reckson's Interest) held by Reckson Members to an Australian Limited Property Trust to be formed by Reckson, provided such trust shall either be (A) a passive limited liability interest in the LLC or (B) controlled by Reckson OP.

                  (v) At any time without the requirement of any consent or compliance with any other procedures or conditions precedent in this Agreement, transfers of units or interests or changes of beneficiaries of Reckson OP, any entity owning a direct or indirect interest in Reckson OP, Successor Principal or any entity owning a direct or indirect interest in Successor Principal shall not be deemed to be "Transfers" and shall not be subject to any restrictions provided in this Agreement.

                  (vi) At any time without the requirement of any consent or compliance with any other procedures or conditions precedent in this Agreement, transfers of units or interests or changes of beneficiaries or participants of (i) the I&G Fund, any entity owning a direct or indirect interest in the I&G Fund, Successor Principal or any entity owning a direct or indirect interest in Successor Principal, (ii) SSPF, any entity owning a direct or indirect interest in SSPF, Successor Principal or any entity owning a direct or indirect interest in Successor Principal, and (iii) NAPI, any entity owning a direct or indirect interest in NAPI, Successor Principal or any entity owning a direct or indirect interest in Successor Principal, shall not be deemed to be "Transfers" and shall not be subject to any restrictions provided in this Agreement.

            9.02 Right of First Offer. (a) At any time following the second anniversary of the date hereof (the "2"d Anniversary Date") (i) if (x) the Reckson Members or their direct or indirect owners or (y) the Investor Members or their direct or indirect owners (as applicable, the "Transferring Member") desire to Transfer all or a portion of their respective interests in the LLC other than in accordance with Section 9.01, then the following provisions shall apply:

                        (A) the Group Agent of the Transferring Member shall give to the Group Agent of the Unaffiliated Members (such Unaffiliated Members are for purposes of this Section 9.02, collectively the "Non-Transferring Member") a written notice (the "First Offer Notice") setting forth (x) the material business terms of the proposed Transfer including the price (the "Offering Price") at which the Transferring Member proposes to Transfer all or a portion of its Interest or indirect interest, as the case may be, provided that if the Transferring Member proposes to Transfer an indirect interest in the LLC, the Affiliate of such Transferring Member that owns a direct interest in the LLC shall offer, and the Non-Transferring Member shall purchase, an equivalent direct Interest in the LLC and the Members hereto shall cooperate to effectuate a Transfer of a direct interest in the LLC (the Interest being transferred is the "Applicable Interest"); and (y) the name and address of the Escrow Agent (as defined below), which notice need not identify or specify a proposed transferee. By way of example only, if the Transferring Member owns a 60% interest in a Member that owns a 30% interest in the LLC and such Transferring Member proposes to Transfer its 60% interest, such Member shall offer, and the non-Transferring Member shall purchase, an 18% direct interest in the LLC from such Member. The material business terms shall in all events provide that the Offering Price will be payable entirely in cash, in immediately available funds;

                        (B) within 30 days following the delivery of the First Offer Notice (the "Binding Commitment Period"), the Non-Transferring Member may, by notice (the "Binding Commitment Notice") in writing to the Transferring Member elect to make a binding commitment to purchase the Applicable Interest at the Offering Price and upon other terms specified in the First Offer Notice); and

                        (C) simultaneously with the delivery of the Binding Commitment Notice on or before the end of the Binding Commitment Period, the Non-Transferring Member shall deliver to the New York office of one of the five largest national title insurance companies in the United States which shall be designated by the Transferring Member in the First Offer Notice (the "Escrow Agent") a deposit (the "Deposit") equal to 5% of the Offering Price which shall be (x) non-refundable (except if the Transferring Member shall wrongfully fail to close the sale of the Applicable Interest under paragraph
(e) below) and (y) held in escrow pursuant to an escrow agreement in a form reasonably agreeable to the parties and the Non-Transferring Member shall be obligated to purchase the Applicable Interest on a date not more than 120 days following the end of the Binding Commitment Period (such date to be determined by the Non-Transferring Member on not less than 15 days prior notice to the Transferring Member, or if no such notice is sent, then on the 105th day following the end of the Binding Commitment Period). The Binding Commitment Notice shall be void ab initio if the Non-Transferring Member fails to deliver the Deposit simultaneously with the delivery of the Binding Commitment Notice. The date upon which the closing of the purchase of the Applicable Interest shall occur shall be called the "ROFO Closing Date".

            (b) On the ROFO Closing Date:

                  (i) the Transferring Member shall deliver to the Non-Transferring Member or its designee a duly executed and acknowledged instrument of assignment conveying the Applicable Interest to the Non-Transferring Member or its designee(s) free and clear of all liens and encumbrances (other than any lien or encumbrance secured by the Property (the "Secured Liabilities"));

                  (ii) the Transferring Member shall pay all transfer, stamp or similar taxes, if any, due in connection with the conveyance of the Applicable Interest;

                  (iii) the Escrow Agent shall pay the Deposit and the Non-Transferring Member shall pay the balance of the Offering Price (as adjusted by the credits and apportionments herein set forth) to Transferring Member by wire transfer in immediately available funds;

                  (iv) the LLC shall close its books as of the ROFO Closing
Date;

                  (v) Net Ordinary Cash Flow and Net Extraordinary Cash Flow hereunder to the ROFO Closing Date shall be distributed in accordance with the provisions of Section 6.05;

                  (vi) the Offering Price shall (A) be increased by the aggregate amount of all additional Capital Contributions made by the Transferring Member on account of the Applicable Interest in the period between the date of the First Offer Notice and the ROFO Closing Date and (B) be decreased by any Net Extraordinary Cash Flow distributed to the Transferring Member on account of the Applicable Interest during such period;

                  (vii) the Members shall execute all amendments to fictitious name, membership or similar certificates necessary to reflect the withdrawal of the Transferring Member from the LLC (if applicable), the admission of any new Member to the LLC (if applicable), the termination of the LLC, or as may otherwise be required by the LLC Act or as contemplated by Section 2.01;

                  (viii) the Non-Transferring Member shall provide the Transferring Member's Recourse Parties with Releases or a Release Indemnity in accordance with Section 12.03; and

                  (ix) each Member shall be reasonable and shall cooperate with the other Members and the transferee in consummating the transaction contemplated by this Section 9.02, including, without limitation, by executing such documents as may reasonably be required in connection therewith.

            (c) (i) If the Non-Transferring Member fails timely to deliver a Binding Commitment Notice to the Transferring Member, the Transferring Member shall have the right, subject to this Section 9.02(c), to sell the Applicable Interest, provided that (1) the gross purchase price (without deduction for any brokerage or similar fees payable in connection with such sale) is at a price greater than 95% of the Offering Price, (2) the other terms and conditions of the sale, when taken as a whole, are not (taken as a whole) materially less favorable to the Transferring Member than the terms and conditions set forth in the First Offer Notice, (3) the transferee shall deliver to all Recourse Parties "Releases", or if not obtainable, "Release Indemnities" (as such terms are defined in Section 10.01(a)), (4) the Non-Transferring Member has been given an

Identity Notice under clause (ii) below and has failed to give a proper and timely Dispute Notice with respect to the proposed transferee identified therein and (5) the closing of such sale shall occur not later than 12 months following the expiration of the Binding Commitment Period, and upon such closing the proposed transferee shall succeed to all the rights, obligations and responsibilities of the Transferring Member.

                  (ii) If at any point prior to the close of the 12-month period set forth above, the Transferring Member shall provide a written notice (the "Identity Notice") to the Non-Transferring Member identifying the proposed transferee and if, within 7 Business Days following delivery of the Identity Notice, the Non-Transferring Member shall deliver a written notice (the "Dispute Notice") to the Transferring Member stating that (x) the Non-Transferring Member and the proposed transferee are currently engaged in a material litigation (and the Dispute Notice shall provide written evidence of such material litigation) or (y) if the Non-Transferring Member is the Reckson Members, the proposed transferee or any of its Affiliates is a Competitor (as defined below) of the Reckson Members or their Affiliates, then, in the case of (x) or (y), the Transferring Member shall not be permitted to transfer its Interest to such proposed transferee. "Competitor" shall mean any Person that either on its own, or together with its Affiliate, (i) owns (other than principally for its own use) either directly, or indirectly through Affiliates of such Person, greater than a 7.5% interest in at least 2.5 million square feet of office space in New York, New Jersey or Connecticut or (ii) is currently developing, or has developed in the immediately preceding 3-year period, at least two million square feet of office space in New York, New Jersey or Connecticut, or any Person which is controlled by a Competitor; provided, however, a Competitor shall not include insurance companies, commercial banks or investment banks acting for their own account, religious, educational or eleemosynary institutions, federal, state, municipal or other governmental or secular employee's welfare, benefit, pension or retirement funds, or other similar passive real estate investors. The Non-Transferring Member's failure to furnish the Dispute Notice on or prior to the close of the 7 Business-Day period described above shall constitute a waiver of the right to dispute such transferee. The Non-Transferring Member shall within 10 Business Days after request therefor from the Transferring Member, execute and deliver such documentation as the Transferring Member shall reasonably request evidencing the Non-Transferring Member's waiver of the right to purchase the Applicable Interest, and confirming that there are no outstanding Dispute Notices with respect to a proposed transferee but the failure to do so shall in no way affect the Transferring Member's right to sell the Applicable Interest as described herein.

            (d) If the Transferring Member does not close a sale of the Applicable Interest which satisfies the requirements of Section 9.02(c) above within the 12-month period described in Section 9.02(c), then the Transferring Member may not sell the Applicable Interest without once again giving notice to the Non-Transferring Member pursuant to Section 9.02(a) above.

            (e) If the Transferring Member or the Non-Transferring Member shall fail to close the sale of an Applicable Interest contemplated by this
Section 9.02 after the Binding Commitment Notice has been given, then the non-failing Member may, as its sole remedies (i) seek specific performance of the failing Member's obligations, (ii) if the failing Member shall be (x) the Non-Transferring Member, the Transferring Member may retain the Deposit as liquidated damages or (y) the Transferring Member, the Escrow Agent shall immediately return the Deposit to the Non-Transferring Member; (iii) sell its Interest during the 12 month period immediately succeeding the scheduled ROFO Closing Date without complying with the right of first offer described in this Section 9.02 and such buyer shall succeed to all of the rights, obligations and responsibilities of the Transferring Member under this Agreement or (iv) have the unilateral right (the "Unilateral Sale Right") to cause the LLC to cause the Property Owner to sell the Property to an independent third party, without complying with the procedures set forth in Section 10.01 but only if such sale shall close not later than twelve (12) months following the ROFO Closing Date. During such 12-month period following the scheduled ROFO Closing Date the failing Member shall not be permitted to invoke any of the procedures set forth in this Section 9.02 or in Sections 10.01 or 10.02. The non-failing member may exercise any one or more of the foregoing remedies, but such remedies shall collectively be the sole remedies of the non-failing Member.

            9.03 Conditions Applicable to All Transfers. (a) Notwithstanding anything to the contrary contained in this Agreement, any Transfer of any Interest by a Member shall be made in full compliance with all Legal Requirements. In the event that any filing, application, approval or consent is required in connection with any such Transfer, the transferring Member shall promptly make such filing or application or obtain such approval or consent, at its sole expense, and shall reimburse the Unaffiliated Members for any costs or expenses (including attorneys' fees) incurred by such Member in connection with any filing, application, approval or consent. Any Member that Transfers its Interest shall have implemented procedures to ensure that neither the transferee nor any Person who owns any equity interest in such transferee is a Prohibited Person or Controlled by a Prohibited Person (provided that this requirement shall not apply to any Person to the extent that such Person's interest in the LLC is through a U.S. Publicly-Traded Entity).

            (b) Notwithstanding anything to the contrary contained in this Agreement, no Transfer of the Interest of a Member shall be binding upon the Unaffiliated Members unless (i) such Transfer will not be subject to, or such Transfer, when aggregated with prior Transfers in accordance with Legal Requirements, will not result in the imposition of any state, city or local transfer taxes to the LLC or the non-transferring Member (except to the extent it is specifically provided herein that the non-transferring Member is obligated to pay all or a portion of such taxes), unless the transferring Member agrees to pay such transfer tax and to indemnify the non-transferring Member therefrom, (ii) in the case of a Transfer of a direct Interest the transferee shall have delivered to such Unaffiliated Member an executed and acknowledged assumption agreement pursuant to which the transferee assumes all the obligations of the transferor accruing from and after the date of such Transfer under, and agrees to be bound by all the provisions of, this Agreement (or, in the case where the transferee is an Affiliate of the transferor, from and after the date of this Agreement), subject to the limitations of liabilities set forth herein, and (iii) in the case of the Transfer of a direct Interest, the transferee shall have executed, acknowledged and delivered any instruments required under the LLC Act to effect such Transfer and its admission to the LLC. Notwithstanding anything in this Agreement to the contrary, in no event shall an Interest be transferred to a Person who is the subject of any pending bankruptcy proceedings, or to a Person who is a minor or who otherwise lacks legal capacity, and any attempt to effect a Transfer to such a Person shall be void and of no effect and shall not bind the LLC.

            (c) Notwithstanding any Transfer made pursuant to this Article IX but subject to the limitations expressly stated in this Agreement, including
Article XII, the Transferring Member shall remain liable for all of the obligations and liabilities of the Transferring Member under this Agreement, whether accruing prior to, on or from and after the date of such Transfer; provided, that the Transferring Member shall be relieved of any such obligations and liabilities accruing from and after the date of such Transfer if the transferee shall have delivered to the Unaffiliated Member an executed and acknowledged assumption agreement pursuant to which the transferee assumes all the obligations of the Transferring Member accruing from and after the date of such Transfer under, and agrees to be bound by all the provisions of, this Agreement (or, in the case where the transferee is an Affiliate of the Transferring Member, from and after the date of this Agreement). In connection with any Transfer permitted under this Article IX, each Member hereby consents to the withdrawal of the Transferring Member as a Member and the admission of the transferee as a Member with the rights of the Transferring Member hereunder.

            (d) The LLC, each Member and any other Person or Persons having business with the LLC, need deal only with Members who are admitted as Members or as substituted Members of the LLC, and they shall not be required to deal with any other Person by reason of Transfer by a Member or by reason of the death of a Member, except as otherwise provided in this Agreement. In the absence of the substitution (as provided herein) of a Member for a transferring or a deceased Member, any payment to a Member or to a Member's executors or administrators shall acquit the LLC and the other Members of all liability to any other Persons who may be interested in such payment by reason of an assignment by, or the death of, such Member.

            (e) No Member shall transfer, or permit the transfer (including, without limitation, by means of an Upper Tier Transfer) of, all or any portion of the Interests held by such Member unless the same is done in accordance with the requirements of Applicable Loan Documents or the Citibank Lease.

            (f) No Member shall Transfer and the LLC shall not permit the Transfer (including, without limitation, by means of an Upper Tier Transfer, a Transfer to another Member or its affiliate or any other Transfer otherwise permitted under this Article IX) of all or any portion of the Interests held by such Member to a "benefit plan investor" or "controlling person" (within the meaning of the Plan Asset Regulation) if, following such Transfer, equity participation in the LLC by benefit plan investors would be "significant" (within the meaning of the Plan Asset Regulation).

            (g) No Member shall transfer, or permit the transfer (including, without limitation, by means of an Upper Tier Transfer) of, all or any portion of the Interests held by such Member, if such transfer would constitute a nonexempt prohibited transaction under Section 406(a) or Section 407 of ERISA or Section 4975 of the Code.

            (h) Notwithstanding anything to the contrary contained in Sections
9.01 or 9.02 or Article X, Reckson and/or any direct or indirect owner of Reckson shall not be permitted to effectuate any Transfer which would result in Reckson Operating Partnership, L.P. owning less than ten percent (10%) of the direct or indirect ownership interests in the LLC unless, after such Transfer, Reckson Operating Partnership, L.P. shall own zero percent (0%) of the direct or indirect ownership interests in the LLC. The terms and provisions of this Section 9.03(h) shall not apply to any adjustments to direct or indirect ownership interests made pursuant to the terms and provisions of Section 5.02 hereof.

            9.04 Admission of Transferee. Any Person who becomes a Member, accepts, ratifies and agrees to be bound by all actions duly taken pursuant to the terms and provisions of this Agreement by the LLC prior to the date of its membership in the LLC and, without limiting the generality of the foregoing, specifically ratifies and approves all agreements and other instruments as may have been properly executed and delivered on behalf of the LLC in accordance with this Agreement prior to said date and which are in force and effect on said date. Unless and until a transferee is admitted as a substituted Member, the transferee shall be entitled only to allocations and distributions with respect to such Interest in accordance with this Agreement, and shall have no right to any information or accounting of the affairs of the LLC, shall not be entitled to inspect the books or records of the LLC, and shall not have no right to exercise any of the powers, rights, and privileges of a Member hereunder.

            9.05 Pledge of Interest.

            (a) Provided such pledge is not intended to circumvent the restrictions on Transfers contained in this Agreement, each Member and any entity owning a direct or indirect interest in Member may pledge, collaterally assign (including any assignment of income or profits) or otherwise hypothecate or create or permit to exist a lien against (collectively "Pledge") its Interest or any direct or indirect ownership interests in a Member to any Person who is not an Affiliate of the applicable pledgor, in each case without any consent rights or first offer rights (or any other rights in this Agreement) on behalf of any other Member. A Pledged Interest may subsequently be transferred by foreclosure, assignment in lieu thereof or other enforcement of such Pledge; provided and upon the condition that (i) the Person (the "Purchaser") who purchases or otherwise acquires the pledged Interest does so subject to all of the terms and conditions of this Agreement as it may have been modified or amended, and (ii) the Purchaser, for its acquisition of a Pledged Interest to be effective, shall comply with the provisions of Sections 9.03 and 9.04. The Members hereby consent to any foreclosure or other transfer of a Pledge permitted under this Article IX, or an assignment in lieu thereof, or other such enforcement of such Pledge, the withdrawal of the applicable Member ("Member Debtor") if its entire Interest was so transferred, and the admission of the Purchaser as a substitute Member, as the case may be, with all of the rights of the Member Debtor hereunder including, without limitation, its rights with respect to management and distributions. No such Pledge, foreclosure or other enforcement shall require the Pledgee or its Affiliate to assume the obligations of a Member Debtor hereunder unless and until such Pledgee or its Affiliate acquires the pledged Interest of such Member Debtor.

            (b) If the pledgee (the "Pledgee") of a Pledge shall have given the Unaffiliated Members a written notice specifying such Pledgee's name and address, then, whenever the Unaffiliated Members shall thereafter give a notice to such Member Debtor under this Agreement, the Unaffiliated Members shall also give such Pledgee at such address a copy of each notice given by the Unaffiliated Members to the Member Debtor in the same manner and at the same time as any such notice is given to the Member Debtor. No such notice by an Unaffiliated Member shall be deemed to have been given to the Member Debtor unless and until a copy thereof shall have been so given to the Pledgee. All Unaffiliated Members will accept performance by any Pledgee of any covenant or obligation on the Member Debtor's part to be performed hereunder, with the same force and effect as though performed by the Member Debtor and the Pledgee shall be entitled to an additional 30 days to cure the applicable default of the Member Debtor hereunder. No Unaffiliated Member shall terminate, or modify in any material respect, this Agreement without the prior written consent of each Pledgee of which such Unaffiliated Member shall have been given notice, except to the extent (if any) expressly required hereunder. All Unaffiliated Members shall consent to the execution by the LLC of such instruments as are reasonably required by a Pledgee in order to ensure the perfection of its security interest in the Member Debtor's Interest. In no event shall any Pledgee be entitled to foreclose a Pledge unless and until each Member shall have been given notice of such foreclosure.

            (c) A Pledge (and any transfer by foreclosure sale or otherwise in enforcement or settlement of such a Pledge) effected under this Section 9.05 shall not be considered a "Transfer" under this Agreement and shall not be subject to the restrictions regarding Transfers set forth herein (including without limitation, the provisions of Section 9.02 and Article X).

                                   ARTICLE X

                               SALE OF PROPERTY;
                             BUY/SELL ARRANGEMENTS

            10.01 Sale of Property to Third Parties. (a) After the Lockout Period, either the Reckson Group Agent or the Investor Group Agent may tender (the party so tendering, the "Recommending Member") to the Group Agent of the Unaffiliated Members (for purposes of this Section 10.01, such Unaffiliated Members are collectively, the "Non-Approving Member") a written notice (an "Offer Notice") in which the Recommending Member recommends either (x) that the LLC cause the Property Owner to sell the Property or (y) the LLC to sell the one hundred percent (100%) of the membership interests in the Property Owner; provided, however, no Offer Notice may be given if the Applicable Loan Documents prohibit transfers of the Property to any third party and prohibit prepayment or defeasance of the Applicable Loan (provided however an Offer Notice may be given if an Applicable Loan is prepayable with the payment of a prepayment penalty, defeasance charges or similar fee) or the transfer of the membership interests in the Property Owner, as the case may be. The Offer Notice shall (i) contain a gross sale price at which the Recommending Member would be willing to sell the Property or the membership interests in the Property Owner, as the case may be (the "Sale Price"), (ii) states whether the Recommending Member intends to offer the Property or the membership interests in the Property Owner for sale only to buyers who would be permitted transferees under the terms of the Applicable Loan Documents (whether as a matter of right or by obtaining lender, rating agency or other approval) and which is capable of satisfying the requirements of clause (II)(x) below (such a buyer, herein, a "Qualifying Buyer") or to buyers who need not be Qualifying Buyers, and (iii) sets forth a calculation of the estimated amount that would be distributed to the Investor Members in respect of their Interests in the LLC and to the

Reckson Members in respect of their Interests in the LLC if the Property or the membership interests in the Property Owner, as the case may be, were sold, and all the liabilities of the Applicable Entities were discharged; provided, however that if the Recommending Member states that it intends to offer the Property or the membership interests in the Property Owner for sale only to Qualifying Buyers, the calculation shall assume that any Applicable Loans will be assumed by the Qualifying Buyer and (iii) indicate the name and address of the Property Escrow Agent (as defined below). The Non-Approving Member shall have a period (the "Response Period") of 30 days from receipt of the Offer Notice to deliver to the Recommending Member a notice (the "Binding Property Notice") stating its binding commitment to either (A) approve the proposed sale of the Property or the membership interests in the Property Owner, as the case may be, subject to the further provisions of this Section 10.01 and direct the Administrative Member to market the Property or the membership interests in the Property Owner, as the case may be, in which event the Administrative Member shall market the Property or the membership interests in the Property Owner, as applicable, on behalf of the LLC and/or the Property Owner for a period of up to 180 days (the "Marketing Period") (if no notice is sent within the Response Period, the Non-Approving Member shall be deemed to have elected to approve the marketing and sale of the Property or the membership interests in the Property Owner, as applicable), or (B) purchase the Property or the membership interests in the Property Owner or the Recommending Member's interest in the LLC for an amount (the "Adjusted Sales Price") sufficient to provide the Recommending Member the same amount it would receive if the Property or the membership interests in the Property Owner, as the case may be, were sold for the Sale Price to the type of buyer specified in the Offer Notice (i.e. assuming the Applicable Loan is assumed if a Qualifying Buyer was so specified); otherwise assuming the Applicable Loan is prepaid or defeased in accordance with the applicable provisions of the Mortgage Loans as of the date of the closing of the sale of the Property or the membership interests in the Property Owner, as the case may be. If the Non-Approving Member exercises its right under clause (B) in the immediately preceding sentence, the Non-Approving Member may elect to purchase the Property, the membership interests in the Property Owner or the Recommending Member's interest in the LLC in its sole discretion. An election by the Non-Approving Member to purchase the Property, the membership interests in the Property Owner or the Recommending Member's interest in the LLC shall only be effective if accompanied by delivering to the New York office of one of the five largest national title insurance companies in the United States which shall be designated by the Recommending Member in the Offer Notice (the "Property Escrow Agent") a deposit in an amount equal to 5% of the Adjusted Sale Price, which amount shall be non-refundable (except in the event that the Property Owner or the LLC, as applicable, fails to deliver title to the Property or the membership interests in the Property Owner or the Recommending Member fails to deliver title to its interest in the LLC, as the case may be, in which case such deposit shall be returned to the Non-Approving Member) and shall be held in escrow pursuant to an escrow agreement reasonably satisfactory to each of the Members, and the Non-Approving Member and the Property Owner, the LLC or the Recommending Member, as applicable, shall be obligated to close on the purchase and sale of the Property or the transfer of membership interests in the Property Owner or the LLC, as applicable, on a date (the "Sale Closing Date") selected by the Non-Approving Member that is no more than 120 days following the delivery of the Binding Property Notice and otherwise in accordance with Section 10.01(b).

            If the Non-Approving Member delivers a notice described in clause
(A) of the preceding paragraph (or fails to deliver a notice within the Response Period) and, during the Marketing Period, a third party bona fide purchaser (who shall be a Qualifying Buyer if such Qualifying Buyer was specified in the Offer Notice (it being understood that a purchaser may be a non-Qualifying Buyer so long as any financing secured directly or indirectly by the Property is paid off at the time of the purchase)) in which Recommending Member or its Affiliates have no more than a 5% direct or indirect ownership interest offers to enter into a binding purchase and sale agreement for the purchase of the Property or the membership interests in the Property Owner, as the case may be (a "Third Party Contract"), which Third Party Contract (I) contains a due diligence period of no more than 60 days for all matters (including, without limitation, obtaining financing and receiving any approvals required under any Applicable Loan), and (II) provides for the purchase and sale of the Property or the membership interests in the Property Owner, as the case may be, on the express condition that (x) such party shall be required to assume in writing all Secured Liabilities (subject to any limitations on recourse set forth therein) and shall be required to deliver to the Recourse Parties written instruments (each, a "Release") releasing all Recourse Parties from the Existing Recourse Obligations, or, if a Release shall not be obtained, an indemnity (a "Release Indemnity") in form and substance reasonably satisfactory to the Recourse Parties from a party whose credit worthiness is reasonably satisfactory to the applicable Recourse Party in light of the liabilities involved, indemnifying such Recourse Parties for any loss, cost, or damage suffered or incurred by such parties in connection with any liabilities or claims with respect to the Existing Recourse Obligations arising from events first accruing on or after the Sale Closing Date and (y) such purchasing party is required to pay all costs and expenses that may be incurred by the Applicable Entities in connection with the foregoing and (III) is on otherwise commercially reasonable terms at a gross purchase price (without any deduction for any brokerage commissions or similar fees payable in connection with such sale and without adjustment for apportionments) of greater than 95% of the Sale Price, then the Non-Approving Member shall be deemed to have approved the Third Party Contract and the Property Owner shall proceed to close on the sale of the Property or the membership interests in the Property Owner, as the case may be, to such third party. If (xx) a fully-executed letter of intent (an "LOP") setting forth the material terms of the Third Party Contract shall not be delivered to the Property Owner or the LLC, as applicable, on or prior to the close of the Marketing Period, (yy) a fully-executed copy of the Third Party Contract shall not be delivered to the Property Owner or the LLC, as applicable, on a date (the "Contract Date") that is within 60 days following the execution of the LOI or (zz) the sale of the Property or the membership interests in the Property Owner, as the case may be, substantially in accordance with the terms of the Third Party Contract shall not have closed on or prior to the date that is 90 days following the Contract Date (such 90-day closing period shall be subject to any standard extensions (e.g., to cure title violations) granted pursuant to the Third Party Contract, such extensions not to exceed 60 days in the aggregate) the Administrative Member shall not be directed to market the Property or the memberships interests in the Property Owner, as the case may be, without once again complying with the provisions of this Section 10.01(a) and the Recommending Member may not invoke the provisions of this Section
10.01 for a period of 12 months following the date of the earliest failure to occur of the events described in (xx), (yy) or (zz) of this sentence.

            (b) If the Non-Approving Member has elected to purchase the Property, the memberships interests in the Property Owner or the Recommending Member's interest in the LLC, as the case may be, in accordance with clause
(a) above the purchase and sale shall be effectuated as follows:

                  (A) the Non-Approving Member or its designee (herein, the "Purchasing Party") shall take title to the Property in its "as is" physical condition or the memberships interests in the Property Owner or the Recommending Member's interest in the LLC, as the case may be;

                  (B) the Purchasing Party shall deliver to the Property Owner the Adjusted Sale Price (less the deposit) by wire transfer in immediately available funds and the deposit, together with all interest accrued thereon, shall be transferred from the Escrow Agent to the Property Owner or the LLC, as applicable;

                  (C) the Property Owner shall pay the transfer, stamp or similar taxes due in connection with the conveyance of the Property or the memberships interests in the Property Owner or the LLC, as the case may be;


                  (D) (I) the Property Owner shall deliver to the Purchasing Party or its designee, a duly executed and acknowledged bargain and sale deed without covenants conveying the Property or appropriate assignment documents assigning the memberships interests, without covenants (other than that the Recommending Member's interest in the LLC is owned free and clear of all liens and encumbrances), in the Property Owner or the Recommending Member's interest in the LLC, as the case may be, to the Purchasing Party or its designee(s), subject only to the Secured Liabilities, which conveyance shall be without any representation or warranty by, or recourse against, any Applicable Entity and
(II) the Purchasing Party shall have paid all costs and expenses incurred by the Applicable Entities in connection with the assumption of the Secured Liabilities and the Releases and/or Release Indemnities;

                  (E) the Purchasing Party shall provide Releases or a Release Indemnity in accordance with Section 12.03;

                  (F) all items of revenue and expense of the Property or the LLC, as applicable (including the apportionments which are customarily apportioned in the sale of properties comparable to the Property shall be apportioned between the Property Owner or the LLC, as applicable, and the Purchasing Party for the current calendar period as of 11:59 p.m. on the day preceding the Sale Closing Date in accordance with the customs and practices usual in transactions involving properties comparable to the Property); and

                  (G) the Property Owner and the Purchasing Party shall deliver such additional instruments (without representation or warranty by or material liability to the Property Owner or the LLC) which are customarily delivered by buyers or sellers of properties comparable to the Property or the memberships interests in the Property Owner or the LLC, as the case may be.

            (c) (i) If (x) the Property Owner shall default in its obligation to close the sale of the Property, (y) the LLC shall default in its obligation to close the sale of the memberships interests in the Property Owner, or (z) the Recommending Member shall default in its obligation to close the sale of its memberships interests in the LLC, as the case may be, contemplated by this
Section 10.01, then the Recommending Member or Purchasing Party may, as the case may be, seek specific performance to cause the Property Owner, the LLC or the Recommending Member, as applicable, to sell the Property or the memberships interests in the Property Owner or the LLC, as the case may be.

                  (ii) If the Purchasing Party shall default in its obligation to purchase the Property, the memberships interests in the Property Owner or the Recommending Member's interest in the LLC, as the case may be, as contemplated by this Section 10.01, then the Recommending Member may either
(A) cause the Property Owner or the LLC, as applicable, or may itself, as the case may be, seek specific performance against the Purchasing Party or (B)(I) cause the Property Owner or the LLC, as applicable, to retain the deposit held by the Property Escrow Agent as liquidated damages, and/or (II) for a period of 12 months cause the Property Owner or the LLC, as applicable, to sell the Property or the memberships interests in the Property Owner, as the case may be, to any unrelated third party pursuant to a Third Party Contract without the Purchasing Party having any rights to purchase such Property or the memberships interests in the Property Owner, as the case may be, under this
Section 10.01 or otherwise consent thereto. During the 12-month period set forth in the preceding sentence, the Purchasing Party shall not be permitted to invoke the procedures set forth in this Section 10.01 or in Sections 9.02 or 10.02.

                  (iii) If the Recommending Member shall default in its obligations under this Section 10.01, (A) the Purchasing Party may cause the Property Owner or the LLC, as applicable, or may itself, as the case may be, seek specific performance against the Recommending Member, or (B)(I) the Property Escrow Agent shall immediately return the Deposit, if any, to the Purchasing Party. For a period of 12 months after a default by the Recommending Member under this Section 10.01, the Recommending Party shall not be permitted to invoke the procedures set forth in this Section 10.01, or in Sections 9.02 or 10.02.

                  (iv) A party may exercise any one or more of the foregoing remedies, but such remedies shall collectively be the sole remedies for default under this Section 10.01.

            (d) Notwithstanding anything to the contrary contained in this Agreement, once the procedures outlined in this Section 10.01 have been initiated, the procedures under Section 9.02 or 10.02 shall not be initiated until all of the rights under this Section 10.01 shall have been exercised, exhausted or extinguished.

            10.02 Buy-Sell Arrangements. (a) At any time following (i) the 2nd Anniversary Date, if a dispute under Section 7.02 shall have occurred and the dispute shall not have been resolved after 60 days of good faith negotiation between the members of the Management Committee (it being agreed that neither party shall attempt to raise the Major Decision set forth in Section 7.02(a) until the Lockout Date) or (ii) the expiration of the Lockout Period, either the Reckson Group Agent or the Investor Group Agent (as applicable, the "Offeror

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Member") may tender to the Group Agent of the Unaffiliated Members (for purposes of this Section 10.02 such Unaffiliated Members are collectively, the "Offeree Member") a good faith, written offer (a "Buy/Sell Offer Notice") in which it offers either to sell all of its Interest to the Offeree Member or to purchase from the Offeree Member all of its Interest. The Buy/Sell Offer Notice shall provide a price (the "Buy/Sell Price") that the Offeror Member would be willing to sell the Property, and the LLC Accountants' calculation (subject to the review of any Unaffiliated Member) of the amount that would be distributed to (x) the Investor Members (the "Investor Interest Amount"), and
(y) the Reckson Members (the "Reckson Interest Amount"), if the Property were sold for cash in an amount equal to the Buy-Sell Price and the purchaser assumed all Secured Liabilities. The Offeree Member shall give written notice (a "Buy/Sell Response Notice") within 60 days after the receipt of the Buy/Sell Offer Notice that the Offeree Member will either (x) sell its entire Interest to the Offeror Member for an amount equal to the Investor Interest Amount or the Reckson Interest Amount, as applicable or (y) purchase the entire Interest of the Offeror Member for an amount equal to the Investor Interest Amount or the Reckson Interest Amount, as applicable (the transactions contemplated by (x) and (y) is a "Buy/Sell Transaction"). If the Offeree Member elects in the Buy-Sell Response Notice to purchase the entire Interest of the Offeror Member, the Offeree Member shall, simultaneously with the delivery of the Buy/Sell Response Notice, deliver to the New York office of one of the five largest title insurance companies in the United States (the "Buy/Sell Escrow Agent") (to be designated by the Offeror Member) a Deposit (the "Buy/Sell Deposit") equal to five percent (5%) (as reasonably estimated by the Offeree Member) of whichever of the Investor Interest Amount or the Reckson Interest Amount is being purchased. If the Offeree Member shall elect in the Buy/Sell Response Notice to sell its Interest to the Offeror Member, within 10 days following the Offeror Member's receipt of the Buy/Sell Response Notice, the Offeror Member shall deliver to the Buy/Sell Escrow Agent the Buy/Sell Deposit. Failure to respond within the 60-day period set forth above shall be conclusively deemed to be an election by the Offeree Member to sell its entire Interest. Failure of a Member to timely deliver the Deposit shall cause such Member to be treated as a Purchasing Buy/Sell Member which is a defaulting Member under paragraph (c) below. The Buy/Sell Offer Notice and the Buy/Sell Response Notice (or deemed response) shall constitute a binding agreement of purchase and sale between the Offeree Member and the Offeror Member in accordance with the terms hereof.

            (b) The closing of the Buy/Sell Transaction shall be on a date (the "Buy/Sell Closing Date") and at a place designated by the purchasing Member (or its designee) (the "Purchasing Buy/Sell Member") which is not more than 120 days after the expiration of the 60-day election period (such Buy/Sell Closing Date to be determined by the Purchasing Buy/Sell Member on no less than 15 days prior notice to the Selling Buy/Sell Member, or if no such notice is sent, then on the 105th day following the end of the 60-day election period set forth in paragraph (a) above) (subject to an adjournment of the closing as provided in clause (vii) below). Prior to the Buy/Sell Closing Date, the Members shall cooperate in the preparation and filing of any regulatory filings which may be necessary. At the closing:

                  (i) the selling Member (the "Selling Buy/Sell Member") shall deliver to the Purchasing Buy/Sell Member a duly executed and acknowledged instrument of assignment



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


transferring the Interest of the Selling Buy/Sell Member to the Purchasing Buy/Sell Member free and clear of all liens and encumbrances (other than the Secured Liabilities);

                  (ii) the Selling Buy/Sell Member and the Purchasing Buy/Sell Member shall each pay their pro rata share, based upon their respective Percentage Interests, of all transfer, gains, stamp or similar taxes, if any, due in connection with the conveyance of the Selling Buy/Sell Member's Interest;

                  (iii) the Purchasing Buy/Sell Member shall pay the balance of the purchase price to the Selling Buy/Sell Member in immediately available funds and shall deliver to the Selling Buy/Sell Member a duly executed agreement (which shall survive the closing under this Section 10.02(b)) indemnifying the Selling Buy/Sell Member against (1) claims based upon events arising from or in connection with the LLC, the Property Owner or the Property from and after the Buy/Sell Closing Date, and (2) except as provided under clause (viii) below, any personal recourse liabilities for which the Members are jointly and severally liable which accrue from and after the Buy/Sell Closing Date; provided that Purchasing Buy-Sell Member's indemnity obligation under this paragraph (iii) shall be limited to its direct or indirect interest in the Property (or any Applicable Entity) (and any proceeds resulting from the sale of all or any portion of such interest);

                  (iv) Net Ordinary Cash Flow and Net Extraordinary Cash Flow up to the Buy/Sell Closing Date shall be distributed in accordance with the provisions of Section 6.05 which provisions shall survive the closing pursuant hereto for purposes of making or correcting any customary closing adjustments;

                  (v) there shall be distributed to the Selling Buy/Sell Member its Percentage Interest of Cash Reserves, if any;

                  (vi) the purchase price to be paid by the Purchasing Buy/Sell Member shall be (x) increased by (A) the aggregate amount of all additional Capital Contributions made or treated as made by the Selling Buy/Sell Member in the period between the date of the Buy/Sell Offer Notice and the Buy/Sell Closing Date and (B) the amount of any unpaid Default Loans together with interest then accrued thereon, and any other amounts due from the Purchasing Buy/Sell Member to the Selling Buy/Sell Member in accordance with this Agreement, (y) decreased by (I) any amounts of Net Extraordinary Cash Flow distributed to the Selling Buy/Sell Member during the period between the date of the Buy/Sell Offer Notice and the Buy/Sell Closing Date pursuant to Section 6.05 and (II) the amount of any unpaid Default Loans together with interest then accrued thereon, and any other amounts due from the Selling Buy/Sell Member to the Purchasing Buy/Sell Member in accordance with this Agreement and (z) adjusted to reflect any apportionments set forth herein;

                  (vii) the Selling Buy/Sell Member shall discharge of record all liens and encumbrances affecting its Interest (other than Secured Liabilities), and if it fails to do so on or before the Buy/Sell Closing Date, the Purchasing Buy/Sell Member may use any portion of the purchase price to pay and discharge any such liens and/or encumbrances (other than Secured

Liabilities) and any related expenses and adjourn the closing for such period as may be necessary for such purpose;

                  (viii) the Purchasing Buy/Sell Member shall provide the Selling Buy/Sell Member's Recourse Party with Releases or a Release Indemnity in accordance with Section 12.03;

                  (ix) the Members shall execute all amendments to fictitious name, limited liability company or similar certificates necessary to effect the withdrawal of the Selling Buy/Sell Member from the LLC and, if applicable, the termination of the LLC; and

                  (x) each Member shall be reasonable and shall cooperate with the other Members and the transferee in consummating the transaction contemplated by this Section 10.02, including, without limitation, by executing such documents as may reasonably be required in connection therewith.

            (c) If a Member shall fail to consummate the purchase or sale contemplated by this Section 10.02, then if the basis of the triggering of the Buy/Sell Offer Notice was a dispute arising under Section 7.02(b), then, the LLC shall act in accordance with the instructions of the non-defaulting Member in connection with such matter. During the 12-month period following the scheduled Buy/Sell Closing Date the defaulting Member shall not be permitted to invoke any of the procedures set forth in this Section 10.02 or in Sections
10.01 or 9.02 and the non-defaulting Member shall have the right to (x) sell its Interest without complying with the provisions of this Section 10.02 or the right of First Offer set forth in Section 9.02 and (y) exercise the Unilateral Sale Right (in accordance with the terms of Section 9.02(e)). If the Purchasing Buy/Sell Member is the defaulting Member, the Selling Buy/Sell Member shall have the right to retain the Buy/Sell Deposit as liquidated damages, together with any and all interest earned thereon. If the Selling Buy/Sell Member is the defaulting party then, at the option of the Purchasing Buy/Sell Member, the Purchasing Buy/Sell Member may either (I) demand and receive from the Buy/Sell Escrow Agent the Buy/Sell Deposit (together with all interest thereon) to the Purchasing Buy/Sell Member or (II) seek specific performance. The non-failing Member may exercise any one or more of the foregoing remedies, but such remedies shall collectively be the sole remedies of the non-failing Member.

            (d) Each Member agrees that it shall be reasonable and cooperate with all Unaffiliated Members, including, without limitation, executing any documents which may be reasonably required, in order to consummate the transactions contemplated by this Section 10.02.

            (e) Notwithstanding anything to the contrary contained in this Agreement, once the procedures outlined in this Section 10.02 are initiated, the procedures under Section 9.02 and Section 10.01 shall not be initiated until all of the rights under this Section 10.02 shall have been exercised, exhausted or extinguished relating to such first initiation.

            (f) Notwithstanding anything to the contrary contained in this
Section 10.02, once the procedures outlined in Section 10.01 have been initiated, the procedures under Section

10.02 shall not be initiated until all of the rights under this Section 10.01 shall have been exercised, exhausted or extinguished.

                                  ARTICLE XI

                          DISSOLUTION AND LIQUIDATION

            11.01 Events Causing Dissolution. The LLC shall be dissolved and its affairs wound up upon the occurrence of any of the following:

            (a) the Members consent in writing to such dissolution;

            (b) the sale or other disposition (voluntarily or involuntarily) by the LLC of all or substantially all of the LLC Assets and the collection of all amounts derived from any such sale or other disposition, including all amounts payable to the LLC under any promissory notes or other evidences of indebtedness taken by the LLC (unless the Members shall elect to distribute such indebtedness to the Members in liquidation), and the satisfaction of contingent liabilities of the LLC in connection with such sale or other disposition;

            (c) the occurrence of any event that, under the LLC Act, would cause the dissolution of the LLC or that would make it unlawful for the business of the LLC to be continued;

            (d) any Member becomes Bankrupt; or

            (e) the liquidation of the Property Owner or the occurrence of any event that would cause the dissolution of the Property Owner or otherwise make it unlawful for the business of the Property Owner to be continued.

            11.02 Right to Continue Business of the LLC. Upon an event described in Section 11.01(c) or Section 11.01(d) (but not an event described in Section 11.01(c) that makes it unlawful for the business of the LLC to be continued), the LLC thereafter shall be dissolved and liquidated unless, within 90 days after such event, an election to continue the business of the LLC shall be made in writing by a remaining Member. If such an election to continue the LLC is made, then the LLC shall continue until another event causing dissolution in accordance with this Article XI shall occur.

            11.03 Distributions Upon Dissolution.

            (a) Upon the dissolution of the LLC, the Administrative Member (or any other Person responsible for winding up the affairs of the LLC) shall proceed without any unnecessary delay to sell or otherwise liquidate the LLC Assets and pay or make due provision for the payment of all debts, liabilities and obligations of the LLC.

            (b) Subject to Section 6.05(a), the net liquidation proceeds and any other liquid assets of the LLC after the payment of all debts, liabilities and obligations of the LLC (including, without limitation, all amounts owing to the Members under this Agreement), the payment of expenses of liquidation of the LLC, and the establishment of a reasonable reserve in an amount estimated by the Administrative Member to be sufficient to pay any amounts reasonably anticipated to be required to be paid by the LLC, shall be distributed to the Members in accordance with and to the extent of the Members' ending positive Capital Account balances. In paying the debts, liabilities and obligations of the LLC, any available funds shall be applied (to the extent practical and peimitted by law), first, as provided in
Section 6.05(a), second, to repay any indebtedness or liabilities of the LLC for which the Members (or any guarantor of the obligations of the LLC) shall have recourse liability, and third, to repay any other indebtedness or liabilities of the LLC.

            (c) Each of the Members shall be furnished with a statement prepared by, or under the supervision of, the LLC Accountants, Administrative Member and any other person or entity responsible for winding up the affairs of the LLC which shall set forth the assets and liabilities of the LLC as of the date of complete liquidation. Upon dissolution and liquidation of the LLC, the Members shall execute, acknowledge and cause to be filed any notice or certificate required by law to reflect the termination of the LLC.

            11.04 Liquidation Fee. If the Property is sold or the LLC is otherwise liquidated prior to December 31, 2009, Investor shall, if and to the extent distributions to Investor shall be sufficient, pay to Reckson an amount equal to twenty-eight and one-half (28.5) basis points multiplied by Investor's Gross Investment (the "Liquidation Fee"). In furtherance of the foregoing, Administrative Member shall deduct solely from any amounts otherwise payable to Investor pursuant to Section 6.05(c) or Section 11.03 and shall pay to Reckson an amount equal to any Liquidation Fee due and payable to Reckson. For U.S. federal income tax purposes, the Liquidation Fee shall be treated as an expense of Investor and not of the LLC.

                                  ARTICLE XII

                             RECOURSE OBLIGATIONS

            12.01 GACC Recourse Obligations. Property Owner has obtained a Mortgage Loan (the "GACC Loan") from German American Capital Corporation (together with its successors and assigns, "GACC") pursuant to that certain Loan Agreement dated as of August 3, 2005 between GACC and Property Owner (the "GACC Loan Agreement"). In connection with the consummation of the GACC Loan, the Reckson Recourse Party has executed that certain Guaranty Of Recourse Obligations dated as of August 3, 2005 (the "GACC Guaranty") in favor of GACC for the purpose of, jointly with Property Owner, indemnifying GACC in respect of certain matters (the "GACC Recourse Obligations"). If the Reckson Recourse Party shall pay, or be required to pay (pursuant to any agreement, settlement, arbitration or adjudication) any amount (collectively, "Damages") in connection with the Existing Recourse Obligations, the Person who is the Administrative Member shall be responsible for 100% of such Damages to the extent arising or accruing from acts or omissions occurring while such Person is the Administrative Member (and, in the case of the Administrative Member as of the date hereof, also to the extent accruing from acts or omissions occurring prior to the date hereof), provided this clause (ii) is subject to the following:

                  (I) Subject to the terms of subsection (II) below with respect to the matters expressly covered thereby, if the Existing Recourse Obligations result from a transaction, act or event authorized by a Major Decision or otherwise approved by the Unaffiliated Members (for purposes of this Section 12.01, such Unaffiliated Members are collectively, the "Non-Administrative Member") the Recourse Party affiliated with the Non-Administrative Member shall be liable for the Non-Administrative Member's Percentage Interest (as of the date such Major Decision was approved) of any such Damages;

                  (II) If the GACC Recourse Obligation is a Notice Recourse Obligation, the Non-Administrative Member shall not be liable for any Damages unless authorized by a Major Decision or otherwise approved by the Non-Administrative Member (provided that in connection with such Major Decision or other approval, Non-Administrative Member had actual knowledge that the action approved by such Major Decision and/or approval might trigger a Notice Recourse Obligation). If the conditions set forth in the previous sentence are satisfied, the Recourse Party affiliated with the Non-Administrative Member shall be liable for the Non-Administrative Member's Percentage Interest (as of the date such Major Decision was approved) of such Damages;

                  (III) If the transfer of a Member's direct or indirect
                        interest in the LLC triggers recourse liability under
                        Section 18.1.2(h) of the GACC Loan Agreement as referenced by Section 2 of the GACC Guaranty, any Damages resulting therefrom shall be paid solely by the Recourse Party affiliated with the Member (or such Member's Affiliate) that committed such breach; and

                  (TV) If a Member (or its Affiliate) shall breach any of the obligations under this Section 12.01, the Recourse Party affiliated with the breaching party shall indemnify and hold harmless the non-breaching party (and its Affiliates) from and against all loss, cost, expense (including reasonable counsel fees), damage and liability to such non-breaching party solely resulting from the breach of this Section 12.01.

            If a Recourse Party shall fail to timely pay any amounts required under this Section 12.01, such Recourse Party shall be obligated to pay interest to the LLC on demand made at any time and from time to time on any such unpaid amounts at the GACC Default Rate from the date due to the date paid.

            Any amounts payable under this Section 12.01 or Section 12.02 shall, for U.S. federal income tax purposes, be treated as a payment made, and where applicable, an expense incurred by, the Member making such payment.

            12.02 Intentionally Omitted. Release and Substitution of Recourse Obligations. In the event that (i) the Reckson Members' Interest, on the one hand, or the Investor Members' Interest, on the other hand, is being transferred to an Unaffiliated Member or its designee pursuant to Section 9.02 or Section 10.02) (or otherwise) or (ii) a Member (or its designee) shall purchase the Property in accordance with the provisions of Section 10.01(b) (the date that a transaction described in clauses (i) or (ii) shall be consummated shall be called the "Transfer Date"), the Non-Transferring Member (with respect to Section 9.02), the Purchasing Buy/Sell Member (with respect to Section 10.02) and/or the Purchasing Party (with respect to Section 10.01(b) shall, as a condition to closing the applicable transaction, use all commercially reasonable efforts to obtain Releases for all recourse obligations of the Recourse Party affiliated with the Transferring Member, Selling Buy/Sell Member or Selling Party (as applicable) (which reasonable efforts shall include the offering to the applicable third party a substitute guarantor (or obligor) reasonably acceptable to such third party in light of the liabilities involved) and, in the event a Release shall not be obtained, such Non-Transferring Member, Purchasing Buy/Sell Member or Purchasing Party (as applicable) shall cause its affiliated Recourse Party to furnish to the Recourse Party of such Transferring Member, Selling Buy/Sell Member or Selling Party (as applicable) a reasonably acceptable Release Indemnity; provided that any Release or Release Indemnity shall only cover liabilities arising from events first occurring on or after the Transfer Date.

            12.04 Substitution of Letters of Credit. Notwithstanding anything to the contrary contained herein, at any time that a Member or such Member's Recourse Party is entitled to a Release or a Release Indemnity in accordance with the terms and provisions of this Agreement (such Member referred to as the "Exiting Member"), if there is then one or more letters of credit outstanding that have been provided by or on behalf of the Exiting Member pursuant to the terms and provisions of Section 6.10 or as otherwise required under this Agreement, then the other non-Exiting Members hereunder shall use commercially reasonable efforts to cause such letters of credit to be returned to the Exiting Member by providing substitute letters of credit to the Person holding such letters of credit; provided, however, if such Person shall not return the original letters of credit, the non-Existing Members shall cause their respective Recourse Parties to agree to indemnify the Exiting Member for any amounts that such letters of credit may be drawn down.

                                 ARTICLE XIII

                        REPRESENTATIONS AND WARRANTIES

            13.01 Representations and Warranties.

            (a) Reckson hereby represents and warrants to Investor as of the date hereof that:

                  (i) Except for the Citibank Lease there are no other Leases currently in effect. A true and complete copy of the Citibank Lease has been delivered to Investor and constitutes the entire agreement between the landlord and Citibank with respect to the Property. The Citibank Lease is in full force and effect and has not been amended or modified by Property Owner or any other Affiliate of a Reckson Member. Base rent under the Citibank Lease has been paid through December 31, 2005. In connection with the Citibank Lease, there are no outstanding landlord work obligations, tenant improvement work presently required to be performed by the landlord, tenant work allowances required to be paid by the landlord or brokerage commissions required to be paid by the landlord.

                  (ii) Property Owner has not given any written notice to Citibank that Citibank has failed to perform any of its material obligations under the Citibank Lease, which failure remains uncured, and, to the Reckson Members' knowledge, no material default on the part of Citibank exists thereunder.

                  (iii) No Applicable Entity has received written notice from Citibank that the Property Owner has failed to perform any of its material obligations under the Citibank Lease, which failure remains uncured, and, to the Reckson Members' knowledge, no material default on the part of the Property Owner exists thereunder.

                  (iv) No Applicable Entity has received written notice from Citibank that Citibank has filed for bankruptcy and/or reorganization.

                  (v) No Applicable Entity has received written notice of and, to the Reckson Members' knowledge, there are no pending condemnation proceedings or similar proceedings affecting the Property.

                  (vi) Except as set forth in the Citibank Lease, no Applicable Entity has granted to any Person any right or option to acquire the Property.

                  (vii) Except for the GACC Loan, there are no other Applicable Loans outstanding on the date hereof. The outstanding principal amount of the GACC Loan is, as of the date hereof, $315,000,000.00. All interest on the GACC Loan has been paid through October 31, 2005. Copies of the GACC Loan documents delivered from the Reckson Members to Investor are true and complete copies and constitute the entire agreement between GACC and Property Owner with respect thereto. The GACC Loan documents have not been amended or modified. The Applicable Entities have not received written notice of a default under the GACC Loan documents and there is no (x) payment default under the GACC Loan documents and (y) to the Reckson Members' knowledge, there is no other material default.

                  (viii) The sole business of (I) the LLC consists of owning interests in the Property Owner and (II) the Property Owner consists of owning and operating the Property and, in each of (I)-(II), activities incidental thereto. No Applicable Entity has engaged in any other business since the time of its formation. No Applicable Entity has any assets or liabilities other than in connection with owning or operating the Property.

                  (ix) The LLC owns all of the interests in the Property Owner. Reckson OP immediately prior to the entering into Assignment and Assumption Agreements described in the Recitals of this Agreement owned all of the interests in the LLC. The interests in Property Owner and the LLC are owned free and clear of any liens, security interest, purchase rights or other encumbrances. To the Reckson Members' knowledge, there are no defaults by any member or former member under an operating agreement (or predecessor operating agreement) of an Applicable Entity. A true, correct and complete copy of the Property Owner LLC Agreement has been delivered to Investor.

                  (x) To the Reckson Members' knowledge, except as set forth on Schedule III, there are no actions, suits or proceedings at law or in equity now pending or threatened against or affecting an Applicable Entity or the Property.

                  (xi) Each Applicable Entity is a limited liability company, validly existing and in good standing under the laws of the State of Delaware.

                  (xii) No Applicable Entity or Reckson Member is Bankrupt.

                  (xiii) There are no collective bargaining agreements or other labor union contract to which any Applicable Entity is a direct party.

                  (xiv) Any federal, state and local Taxes (excluding Property Taxes) which are the obligation of the Property Owner and/or the LLC have been timely paid in full when due and all tax returns ("Tax Returns") required to be filed with respect thereto (if any) have been timely filed (taking into account extensions). The Tax Returns of neither Property Owner nor the LLC have been audited or contested (not to the knowledge of the Reckson Knowledge Individuals has there been any threat of an audit or contest) by the Internal Revenue Service or any other taxing authority, and no waivers or extensions with respect to any applicable statute of limitations relating to such returns have been granted. True and complete copies of all federal income Tax Returns for the Property Owner and the LLC, if any, have been delivered to Investor and they have not been amended in any material respect except as delivered to Investor. Neither the LLC not the Property Owner is a party to, nor bound by, any tax allocation or tax sharing agreement and has no contractual obligation to indemnify any other Person with respect to such federal, state and local Taxes (excluding Property Taxes).

                  (xv) Neither Reckson nor Reckson OP is, after taking into account the constructive ownership rules of Section 4975(e)(4), (5) and (6) of the Code, (a) an employer, (b) a person or entity owning, directly or indirectly, 50% or more of the stock or interests of an employer (a "Parent of an Employer") or (c) a person or entity of or in which 50% of the stock or interests are owned, directly or indirectly, or held by an employer or a Parent of an employer, any of whose employees are covered by a plan described in Section 401(a) of the Code that owns a direct interest in SSPF.

                  (xvi) Neither Reckson nor any of its direct or indirect members or owners is a qualified organization within the meaning of Section 514(c)(9)(C) of the Code, other than any qualified organization that holds an indirect interest in Reckson through an entity treated as a corporation (including an entity treated as a REIT) for U.S. federal income tax purposes.

                  (xvii) No Applicable Entity has received written notice from any governmental agency of any investigation or proceeding by such agency concerning (A) the presence or alleged presence of Hazardous Materials at the Property or (B) an Applicable Entity's (or the Property's) violation of an Environmental Law.

                  (xviii) There are no Material Agreements other than the GACC Loan Documents.

                  (xix) Reckson has delivered to Investor true and complete copies of the engineering and environmental reports with respect to the Property set forth on Schedule IV, which are the only engineering and environmental reports with respect to the Property in the possession of Reckson or its Affiliates.

                  (xx) Reckson has delivered to Investor a true and complete copy of the that certain ALTA Owner's Policy of Title Insurance (the "Title Insurance Policy") dated May 12, 2005 issued by First American Title Insurance Company of New York insuring the Property Owner in the aggregate amount of $469,180,103.44. No Applicable Entity has received any notice indicating that the Title Insurance Policy is not in full force and effect. To Reckson Members' knowledge, the Title Insurance Policy is in full force and effect. Since the date of the Title Insurance Policy, no Applicable Entity has created any lien or encumbrance against the Property and, to Reckson Members' knowledge, no Applicable Entity has received notice of any lien or encumbrance being filed against the Property other than matters that are the responsibility of Citibank to discharge.

            Any and all uses of the phrase, "to the Reckson Members' knowledge" or other references to the Reckson Members' knowledge in this Agreement shall mean the actual, present knowledge of Jason Barnett, Richard Conniff, Philip M. Waterman III and Matthew Duthie (the "Reckson Knowledge Individuals"). Investor acknowledges that the Reckson Knowledge Individuals have not performed and are not obligated to perfotiii any investigation or review of any files or other information in the possession of the Reckson Members, or to make any inquiry of any persons, or to take any other actions in connection with the representations and warranties of the Reckson Members set forth in this Agreement. Neither the actual, present knowledge of any other individual or entity, nor the constructive knowledge of the Reckson Knowledge Individuals or of any other individual or entity, shall be imputed to the Reckson Knowledge Individuals.

            The representations and warranties contained in Section 13.01(a) shall survive for 12 months following the date hereof (the "Rep. Closing Date"), except that the representations

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set forth in clauses (a)(viii), (ix), (xi), (xiv), (xv) and (xvi), above shall survive for the applicable statute of limitations. Each such representation and warranty (other than those set forth in clauses (a)(viii), (ix), (xi), (xiv), (xv) and (xvi), shall automatically be null and void and of no further force or effect on the Rep. Closing Date unless, prior to the Rep. Closing Date, Investor shall have commenced a legal proceeding (a "Proceeding") against the Reckson Members alleging that the Reckson Members shall be in breach of such representation or warranty and that Investor shall have suffered actual damages as a result thereof in the aggregate in excess of $375,000 (the "Rep. Basket"). Notwithstanding anything to the contrary contained herein Investor shall not have a claim for any breach of a representation or warranty if Investor had actual knowledge of such breach on or before the date hereof. If Investor shall have timely commenced a Proceeding and a court of competent jurisdiction shall, pursuant to a final, non-appealable order in connection with such Proceeding, determine that (i) the Reckson Members were in breach of any applicable representation or warranty as of the date of this Agreement, (ii) Investor suffered actual damages (the "Damages"), direct or indirect (by virtue of its direct or indirect interest in the Applicable Entities or otherwise), by reason of such breach in an amount exceeding the Rep. Basket and (iii) Investor did not have actual knowledge of such breach on or prior to the date hereof, then, subject to the next sentence, Investor shall be entitled to receive an amount equal to the Damages minus the Rep. Basket. Notwithstanding anything to the contrary contained herein, in no event shall the Reckson Members' liability for all breaches exceed $7,500,000.00 in the aggregate (other than for breaches of the representations contained in clauses (a)(viii), (ix), (xi), (xiv), (xv) and
(xvi) above and paragraph (c) below for which there shall be no such limitation). Any amounts payable to Investor under this Section 13.01(b) shall be paid to Investor within 30 days following the entry of a final, non-appealable order and delivery of a copy thereof to the Reckson Members. Investor's sole remedy for breach of a representation or warranty contained herein is to seek damages, subject to the limitations in this paragraph.

            (b) Investor hereby represents and warrants to Investor as of the date hereof that:

                  (i) The ownership interests of Investor are as set forth on the organizational chart attached hereto as Schedule II.

                  (ii) True and complete copies of the organizational documents of Investor have been delivered to Reckson.

                  (iii) (A) I&G Fund and/or its direct or indirect owners, (B) SSPF and/or its direct or indirect owner and (C) NAPI and/or its direct or indirect owner, satisfy the requirements of (x) a Permitted Owner, as such term is defined in the GACC Loan Agreement and (y) an Institutional Investor, as such term is defined in the Citibank Lease.

                  (iv) No Investor Entity or Investor is Bankrupt.

            Any and all uses of the phrase, "to the Investor Members' knowledge" or other references to the Investor Members' knowledge in this Agreement shall mean the actual, present knowledge of Elizabeth T. Propp, Justin M. Murphy, and Stephan Murphy (the "Investor Knowledge Individuals"). Neither the actual, present knowledge of any other individual or entity, nor the constructive knowledge of the Investor Knowledge Individuals or of any other individual or entity, shall be imputed to the Investor Knowledge Individuals.

            (c) Each Member hereby represents and warrants (which representations and warranties shall survive for the applicable statute of limitations) and shall not be subject to any of the limitations set forth in paragraph (b) above) to the Unaffiliated Member as of the date hereof that:

                  (i) Such Member is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware.

                  (ii) It has the requisite corporate or limited liability company power and authority to enter into and perform the terms of this Agreement; the execution and delivery of this Agreement, and the consummation of the transactions contemplated hereby, have been duly authorized and no other corporate, limited liability company or other action on the part of such Member or any of its shareholders or members is necessary in order to permit such Member to consummate the transactions contemplated hereby. This Agreement constitutes the valid and binding obligation of such Member, enforceable in accordance with its terms as the same may be limited, however, by applicable insolvency, bankruptcy or other laws affecting creditors' rights generally or by general principles of law.

                  (iii) Neither the execution, delivery or performance by such Member of this Agreement or the transactions contemplated hereby will conflict with, or will result in a breach of, or will constitute a default under, (A) any agreement or instrument by which such Member may be bound or (B) any legal requirement or any other judgment, statute, rule, law, order, decree, writ or injunction of any court or governmental authority.

                  (iv) Other than as set forth herein, no approval, consent, order or authorization of, or designation, registration or declaration with, any governmental authority or other third party is required in connection with the valid execution and delivery of, and compliance with, this Agreement by the Member and the performance by the Member of the transactions contemplated hereby which has not heretofore been obtained.

                  (v) The tax identification number of such Member is as set forth by its signature block to this Agreement.

                  (iv) Neither such Member nor any direct owner of such Member is Bankrupt.

                  (vii) No Interest issued to such Member has been registered under the Securities Act of 1933, as amended, or state securities laws, (ii) such Interest, therefore, cannot be resold unless registered under the Securities Act of 1933, as amended, and applicable state securities laws, or unless an exemption from registration is available, (iii) there is no public market for such Interest, and (iv) neither the LLC nor any other Member has any obligation or intention to register such Interest for resale under the Securities Act of 1933, as amended, or any state securities laws or to take any action that would make available any exemption from the registration requirements of such laws.

                  (viii) On behalf of itself and each assignee or transferee of it, such Member is acquiring its Interest for its own account for investment and not with a view to the distribution or resale thereof, or with the present intention of distributing or reselling such interest, and that it will not transfer or attempt to transfer its Interest in violation of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, or any other applicable federal, state or local securities law. Nothing herein shall be construed to create or impose on the LLC or any Member an obligation to engage in public reporting or register any transfer of any Interest or any portion thereof with the Securities Exchange Commission.

                  (ix) Such Member is not a "benefit plan investor" (within the meaning of the Plan Assets Regulation).

            (d) Investor acknowledges that, except as expressly set forth in this Agreement, neither Reckson Member nor any of its Affiliates has made, and no such party is liable for or bound in any manner by, any express or implied warranties, guaranties, promises, statements, inducements, representations or information pertaining to the Property, the Property Owner, the income, expenses, operation or tax benefits of any Applicable Entity, the Property, the status of the Interests or any other matter or thing with respect thereto.

                                  ARTICLE XIV

                           MISCELLANEOUS PROVISIONS

            14.01 Compliance with LLC Act. Each Member agrees not to take any action or fail to take any action which, considered alone or in the aggregate with other actions or events, would result in the termination of the LLC under the LLC Act (it being understood that there shall be no breach under this Section 14.01 if a sale of all or substantially all of the LLC Assets under
Section 10.01 causes a dissolution of the LLC under Section 11.01). No Member shall file for, pursue or seek any partition of any LLC Assets.

            14.02 Additional Actions and Documents. Each of the Members hereby agrees to take or cause to be taken such further actions, to execute, acknowledge, deliver and file or cause to be executed, acknowledged, delivered and filed such further documents and instruments, and to use commercially reasonable efforts to obtain such consents, as may be necessary or as may be reasonably requested in order to fully effectuate the purposes, terms and conditions of this Agreement.

            14.03 Notices. All notices, demands, requests, approvals or other communications which may be or are required to be given, served, delivered, or sent by any party to any other party pursuant to this Agreement shall be in writing and shall be (a) mailed by first-class, registered or certified mail, return receipt requested, postage prepaid, (b) sent by nationally recognized overnight courier, (c) delivered by hand delivery (including delivery by nationally recognized courier), or (d) transmitted by facsimile transmission (with a copy contemporaneously delivered by one of the other permitted methods of delivery), addressed as follows:

                  (a)   To Reckson:

                        c/o Reckson Associates
                        225 Broadhollow Road
                        CS5341
                        Melville, New York 11747-0983
                        Attention: General Counsel
                        Telephone: (631) 694-6900
                        Telecopier: (631) 622-6788

                        with a copy to:

                        c/o Reckson Associates
                        1350 Avenue of the Americas
                        Suite 901
                        New York, New York 10019
                        Attention: Philip M. Waterman III
                        Telephone: (212) 715-6522
                        Telecopier: (212) 715-6535

                        and

                        Fried, Frank, Harris, Shriver &
                        Jacobson
                        One New York Plaza
                        New York, New York 10038
                        Attention: Joshua Mermelstein, Esq.
                        Telephone: (212) 859-8137
                        Telecopier: (212) 859-4000

                  (b)   To Investor:

                        JP Morgan Investment Management Inc.
                        522 Fifth Avenue
                        New York, New York 10036
                        Attention: Scott MacDonald
                        Telephone: (212) 837-1818
                        Telecopier: (212) 837-1774
                        with a copy to:

                        Stroock & Stroock & Lavan LLP
                        180 Maiden Lane
                        New York, New York 10038
                        Attention:  Brian Diamond, Esq.
                        Telephone:  (212) 806-5569
                        Telecopier: (212) 806-6006

                        and

                        NAPI REIT, Inc.
                        c/o PPM Finance, Inc.
                        225 West Wacker Drive, Suite 1200
                        Chicago, IL 60606
                        Attention: Kathy Broderick and David Zachar
                        Telecopier: (312) 634-0903

                        and

                        Prudential Property Investment Managers Limited Princeton House
                        271/273 High Holborn
                        London, England WCIV 7NE
                        United Kingdom
                        Attention: David Jackson
                        Telecopier: 011-44-207-548-6662

                        and

                        Skadden, Arps, Slate, Meagher & Flom LLP
                        300 South Grand Avenue, Suite 3400
                        Los Angeles, California 90071
                        Attention: Allan Mutchnik, Esq.
                        Telecopier: (213) 687-5600

Each party may designate by notice in writing a new address to which any notice, demand, request or communication may thereafter be so given, served, delivered or sent. Each notice, demand, request, or communication which shall be mailed, sent, delivered or transmitted in the manner described above shall be deemed, given, served or delivered at such time as it is received by the addressee upon presentation or at such times as delivery is attempted in the case of any change in address as to which notice was not given to the other party as required hereunder or in the case of a refusal to accept delivery. Attorneys may deliver notices on behalf of their clients.

            14.04 Expenses. (a) Investor shall pay all costs of its due diligence in connection with this transaction. Reckson and Investor shall each pay its own legal fees and expenses in connection with the preparation, negotiation and execution of this Agreement. Investor shall be responsible for paying all costs of title insurance to insure its Interest. Investor shall pay its pro rata share of the GACC Loan Costs.

            (b) In the event of any dispute which results in legal proceedings between the Members, all reasonable legal fees, court costs and disbursements incurred in connection with such action by the party prevailing in such legal proceedings after a final nonappealable judgment of a court of competent jurisdiction has been entered shall be paid by the party not prevailing in such action within 10 days after demand therefor.

            14.05 Obligations Are Without Recourse. Notwithstanding anything to the contrary contained in this Agreement, no recourse shall be had against any Member, whether by levy or execution or otherwise, for the payment of any loans or other payments due or for any other claim under this Agreement or based on the failure of performance or observance of any of the terms and conditions of this Agreement against such Member, the partners, members or shareholders of such Member or any predecessor, successor or Affiliate of such Member or any of their respective assets other than such Member's Interest or any undistributed Net Ordinary Cash Flow or Net Extraordinary Cash Flow due or to become due to such Member (collectively, "Undistributed Income") or against any principal, partner, shareholder, member, controlling person, officer, director, agent or employee of any of the aforesaid Persons, or board members, trustees or beneficiaries of a pension plan, under any rule of law, statute or constitution, or by the enforcement of any assessment or penalty, or otherwise, nor shall any of such Persons be personally liable for any contributions, loans, payments or claims, or liable for any deficiency judgment based thereon or with respect thereto, it being expressly understood that the sole remedies of the LLC or any Member with respect to such amounts and claims shall be against such Interest and such Member's Undistributed Income, and that all such liability of the aforesaid Persons, except as expressly provided in this Section 14.05, is expressly waived and released as a condition of, and as consideration for, the execution of this Agreement; provided, that nothing contained in this Agreement (including, without limitation, the provisions of this Section 14.05), (a) shall constitute a waiver of any obligation of a Member under this Agreement, (b) shall be taken to prevent recourse to and the enforcement against such Interest and Undistributed Income for all of the respective liabilities, obligations, and undertakings of the aforesaid Persons contained in this Agreement, (c) shall be taken to prevent recourse to and the enforcement against (i) a transferring Member of its liabilities, obligations and undertakings contained in any instrument of assignment or indemnity delivered in connection with such transfer (but such recourse shall be limited to the proceeds received by such transferring Member in connection with the assignment to the purchasing Member (or its designee)), (ii) any security delivered by any of the aforesaid Persons pursuant to this Agreement (iii) any Recourse Party, to the extent expressly provided in Articles IX, X and XII, or (iv) Reckson OP under Section
4.01 (c) hereof, (d) shall be taken to limit or restrict any action or proceeding against any of the aforesaid Persons which does not seek damages or a money judgment or does not seek to compel payment of money (or the performance of obligations which would require the payment of money) by any of the aforesaid Persons or (e) shall be deemed taken to limit the liability of any Person for fraud, misappropriation of funds or property, or intentional destruction of LLC Assets. For the purposes of this Section 14.05, the term "shareholder" shall be deemed to include the shareholders of any corporation which is a shareholder, principal, member, partner or agent and the term "partner" shall be deemed to include the partners of any partnership which is
(w) a
partner in a partnership, (x) a shareholder in a corporation, (y) a principal or a member in a limited liability company or (z) an agent.

            14.06 Time of the Essence. Except as otherwise expressly provided in this Agreement, time shall be of the essence with respect to all time periods set forth in this Agreement.

            14.07 Ownership of LLC Assets. The Interest of each Member shall be personal property for all purposes. All real and other property owned by the LLC shall be deemed owned by the LLC as LLC property. No Member, individually, shall have any direct ownership of such property and title to such property shall be held in the name of the LLC.

            14.08 Status Reports. Recognizing that each Member may find it necessary from time to time to establish to third parties, such as accountants, banks, mortgagees (including GACC), prospective transferees of its Interest, or the like, the then current status of performance of the LLC and the Interests, each Member shall, within 10 Business Days following the written request for the same from an Unaffiliated Member (the "Requesting Member") (provided that any such written request is not made more than twice in any 12-month period), furnish a written statement (in recordable form, if requested) on the status of the following:

            (a) that this Agreement is unmodified and in full force and effect (or if there have been modifications, that this Agreement is in full force and effect as modified and stating the modifications);

            (b) stating whether or not to the best knowledge of such certifying Member (i) the Requesting Member in the LLC is in default in keeping, observing or performing any of the terms contained in this Agreement and, if in default, specifying each such default (limited to those defaults of which the certifying Member has knowledge) and (ii) there has occurred an event that with the passage of time or the giving of notice, or both, would ripen into a default hereunder on the part of such Requesting Member (limited to those events of which the certifying Member has knowledge);

            (c) stating the amount of Default Loans made by or to such certifying Member and the amount of accrued but unpaid interest thereon;

            (d) stating the Capital Contributions and Percentage Interests of the Members; and

            (e) to the knowledge and belief of the party making such statement, with respect to any other matters as may be reasonably requested by the Requesting Member.

Such statement may be relied upon (and shall state that it may be relied upon) by the Requesting Member and any other Person for whom such statement is requested, but no such statement shall operate as a waiver as to any default or other matter as to which the Member executing it did not have actual knowledge.

            14.09 Survival. It is the express intention and agreement of the Members that all covenants, agreements, statements, representations, warranties and indemnities made in this Agreement shall survive the execution and delivery of this Agreement.

            14.10 Waivers. Neither the waiver by the LLC or a Member of a breach of or a default under any of the provisions of this Agreement, nor the failure of the LLC or a Member, on one or more occasions, to enforce any of the provisions of this Agreement or to exercise any right, remedy or privilege hereunder, shall thereafter be construed as a waiver of any subsequent breach or default of a similar nature, or as a waiver of any such provisions, rights, remedies or privileges hereunder. Each Member hereby waives the right to trial by jury in connection with any legal proceeding between the Members with respect to this Agreement or the LLC.

            14.11 Exercise of Rights. No failure or delay on the part of a Member or the LLC in exercising any right, power or privilege hereunder and no course of dealing between the Members or between a Member and the LLC shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege. Except as otherwise provided in this Agreement, the rights and remedies herein expressly provided are cumulative and not exclusive of any other rights or remedies which a Member or the LLC would otherwise have at law or in equity or otherwise.

            14.12 Binding Effect. Subject to any provisions hereof restricting assignment, this Agreement shall be binding upon and shall inure to the benefit of each of the Members and their respective heirs, devises, executors, administrators, legal representatives, successors and assigns.

            14.13 Limitation on Benefits of this Agreement. It is the explicit intention of the Members that no Person other than the Members and the LLC is or shall be entitled to bring any action to enforce any provision of this Agreement against the Members or the LLC, and that the covenants, undertakings and agreements set forth in this Agreement shall be solely for the benefit of, and shall be enforceable only by, the Members (or their respective successors and assigns as permitted hereunder), and the LLC.

            14.14 Severability. The invalidity of any one or more provisions hereof or of any other agreement or instrument given pursuant to or in connection with this Agreement shall not affect the remaining portions of this Agreement or any such other agreement or instrument or any part thereof, all of which are inserted conditionally on their being held valid in law; and in the event that one or more of the provisions contained herein or therein should be invalid, or should operate to render this Agreement or any such other agreement or instrument invalid, this Agreement and such other agreements and instruments shall be construed as if such invalid provisions had not been inserted.

            14.15 Amendment Procedure. This Agreement may only be modified or amended by the unanimous written consent of the Members.

            14.16 Entire Agreement. This Agreement and any agreements executed contemporaneously herewith contain the entire agreement between the Members with respect to the matters contemplated herein, and supersede all prior oral or written agreements, commitments or understandings with respect to the matters provided for herein and therein.

            14.17 Headings. Article, Section and subsection headings contained in this Agreement are inserted for convenience of reference only, shall not be deemed to be a part of this Agreement for any purpose, and shall not in any way define or affect the meaning, construction or scope of any of the provisions hereof.

            14.18 Governing Law. This Agreement, the rights and obligations of the parties hereto, and any claims or disputes relating thereto, shall be governed by and construed in accordance with the laws of Delaware (but not including the choice of law rules thereof).

            14.19 Execution in Counterparts. To facilitate execution, this Agreement may be executed in as many counterparts as may be required; and it shall not be necessary that the signatures of, or on behalf of, each party, or that the signatures of all persons required to bind any party, appear on each counterpart; but it shall be sufficient that the signature of, or on behalf of, each party, or that the signatures of the persons required to bind any party, appear on one or more of the counterparts. All counterparts shall collectively constitute a single agreement. It shall not be necessary in making proof of this Agreement to produce or account for more than a number of counterparts containing the respective signatures of, or on behalf of, all of the parties hereto.

            14.20 Consents and Approvals. No consent or approval requested of a Member shall be effective unless such consent or approval shall be delivered by such Member in a written instrument in advance of the action with respect to which such consent or approval was requested.

            14.21 Brokerage. Each party to this Agreement represents and warrants to each other party to this Agreement that neither it nor its Affiliates have employed the services of, or dealt with any Person acting as a broker, investment bank, finder or like agent in connection with this Agreement or the transactions contemplated hereby. The execution and delivery of this Agreement is conclusive evidence that such party has relied on the foregoing representation and warranty. Each party to this Agreement shall indemnify and hold each other party to this Agreement harmless from and against any claim for commissions, fees or other compensation by any Person who shall claim to have dealt with such indemnifying party in connection with this Agreement and/or the proposed transactions contemplated hereby and for any and all costs incurred by such indemnified party in connection with such claims, including reasonable attorneys' fees, costs and disbursements and costs incurred in connection with the enforcement of the foregoing indemnity. The provisions of this Section 14.21 shall survive the expiration or termination of this Agreement.

            14.22 Indemnification. (a) Except as otherwise provided in Section 4.01(c) and Section 12.01, the LLC shall indemnify and hold harmless each of the Members and their respective Affiliates (and, solely with respect to the Reckson Members, those Affiliates of the Reckson Members that held direct or indirect interests in the Property immediately preceding the date hereof) (collectively, the "Indemnitees") from and against any and all claims, demands, losses, damages, liabilities, lawsuits and other preceding, judgments, awards, costs and expenses (including reasonable attorneys' fees, disbursements and court costs) to the extent the same arise directly or indirectly from the ownership, operation, use, maintenance or management of the Property or by reason of its acts or omissions which are for or on behalf of the LLC or the Property Owner and taken in accordance, or believed in good faith to be in accordance, with such Member's responsibilities and obligations under this Agreement; provided, that the foregoing indemnity shall not apply to the extent the same arise out of or result from the willful misconduct or gross negligence of, or willful breach of the express terms of this Agreement by such Indemnitee.

            (b) Except in the case of willful misconduct, gross negligence or willful breach of the express terms of this Agreement by a Member, no Member shall be liable to any Unaffiliated Member or the LLC for (i) any act or omission performed or omitted in good faith, (ii) such Member's failure or refusal to perform any act, except those required by the terms of this Agreement or (iii) the negligence, dishonesty or bad faith of any agent, consultant or broker of the LLC selected, engaged or retained in good faith and with reasonable prudence.

            (c) Other than with regards to tax, UBTI and other similar matters, the Members shall be entitled to rely on the advice of counsel or public accountants experienced in the matter at issue and any act or omission of a Member pursuant to such advice shall in no event subject such Member to liability to the LLC or any Unaffiliated Member.

            (d) Without limiting the foregoing provisions of this Section 14.22, in any action brought against a Member pursuant to the LLC Act, the Member named as a defendant in such suit shall be entitled to be indemnified to the fullest extent permitted under the LLC Act or any other applicable law (the "Indemnity Laws") and, to the fullest extent permitted under the Indemnity Laws, the LLC shall advance any expenses incurred by such defending Member in defending such action, subject to repayment.

            (e) If any claim, action or proceeding is made or brought against a party (the "indemnified party") and pursuant to which claim, action or proceeding another (the "indemnifying party") shall be obligated to indemnify the indemnified party under the terms of Section 4.01(c) or this Section 14.22, then the indemnifying party at its sole cost and expense, shall resist or defend such claim, action or proceeding in the indemnified party's name, if necessary, by such attorneys as the indemnified party shall approve, which approval shall not be unreasonably withheld (and shall be deemed granted if such attorney is selected by the indemnifying party's insurer). If any claim is made against the indemnified party, the indemnified party shall give notice of the claim to the indemnifying party in order that the indemnifying party can undertake its obligations pursuant to the first sentence of this paragraph
(e). The indemnifying party may settle any such action involving the indemnified party on such terms as the indemnifying party determines, but only if the indemnified party receives a general release from the claimant in the action. Failure by the indemnified party to notify the indemnifying party of any claim, action or proceeding shall not affect the indemnifying party's obligations hereunder unless the failure to notify is prejudicial to the indemnifying party.

            14.23 Business Day Extension. In the event any time period or any date provided in this Agreement ends or falls on a day other than a Business Day, then such time period shall be deemed to end and such date shall be deemed to fall on the next succeeding Business Day, and performance hereunder may be made on such Business Day with the same force and effect as if made on such other day.

            14.24 Consent to Jurisdiction; Choice of Forum. With respect to:

            (a) any legal proceeding or motion to compel arbitration of those disputes that are arbitrable under Sections 7.02(f) and (g) and Section 7.04 of this Agreement,

            (b) any legal proceeding or motion to enforce or reduce to judgment an arbitration award rendered in any dispute arising under Sections 7.02(f) and (g) and Section 7.04 of this Agreement, or to enforce such a judgment, and

            (c) any other legal suit, action or proceeding concerning a non-arbitrable dispute arising under or relating to this Agreement,

each Member (i) irrevocably and unconditionally consents and submits to the exclusive jurisdiction of the United States District Court for the Southern District of New York and the Supreme Court of the State of New York for New York County, or, in the absence of subject matter jurisdiction in either court, only then to the jurisdiction of the New York Court of Claims; (ii) irrevocably and unconditionally agrees that all claims in respect of matter may be heard and determined in such courts; and (iii) irrevocably and unconditionally waives any objection it might now or in the future be able to raise that either the United States District Court for the Southern District of New York or the Supreme Court of the State of New York for New York County is an inappropriate venue, an inconvenient forum, or otherwise not the proper court to resolve such dispute. Each Member also irrevocably consents to the service of any and all process issued by any of the aforementioned courts in any such legal suit, action or proceeding by the mailing of copies of such process by registered or certified mail, postage prepaid, to such Member at such Member's address for notices as set forth in Section 14.03. Nothing contained in this Section 14.24 shall affect the right of a Member to serve process in any other manner permitted by applicable law.

            14.25 No Presumption. This Agreement shall be construed without regard to any presumption against the party causing this Agreement to be drafted.

            14.26 Confidentiality. Each of the Members represents and warrants that prior to the date hereof it has not, except with the consent of the all Unaffiliated Member disclosed any of the teens, conditions, obligations or matters contained in, or relating to, this Agreement and the transactions contemplated herein other than to their respective counsel, accountants and other advisors and their members, partners, managers, investors and lenders. Each of the Members covenants and agrees (and agrees to cause its employees, agents, or Affiliates) not to disclose the economic teens of this Agreement or the Persons set forth on the Restricted List except (i) to any lender providing Mortgage Loan or other financing to the Property Owner or the LLC,
(ii) to such Member's lenders, accountants and attorneys, (iii) to any prospective purchaser of its Interest, so long as such party is bound by a confidentiality agreement on terms which are substantially similar in all respects to this Section 14.26, (iv) pursuant to a subpoena or order issued by a court, arbitrator or governmental body, agency or official, (v) to one or more of its potential investors, (vi) pursuant to any freedom of information laws, (vii) pursuant to any other governmental requirements (e.g., securities law requirements) or (viii) with the prior written consent of all Unaffiliated Members which, with respect to distributing a press release shall not be unreasonably withheld. To avoid any ambiguity, Investor recognizes and agrees that the Reckson Members will be required to file this Agreement with the Securities Exchange Commission and/or the New York Stock Exchange. In the event that a Member shall receive a request to disclose any of the terms of this Agreement under a subpoena or order, such Member shall (x) promptly notify the LLC and all Unaffiliated Members, (y) consult with the LLC on the advisability of taking steps to resist or narrow such request, and (z) if disclosure is required or deemed advisable, reasonably cooperate with the LLC (at no cost to such Member) in any attempt it may make to obtain an order or other assurance that confidential treatment will be accorded those terms of this Agreement that are disclosed.

            14.27 Lender's Rights. For the avoidance of doubt, the parties confirm that, in connection with any Mortgage Loan granted with respect to the Property, the mortgagee may foreclose on its collateral free and clear of any rights under Articles IX or X on the part of the Members under this Agreement and Administrative Member may (on behalf of the LLC) execute and deliver any documentation reasonably required by an actual or prospective mortgagee with respect to the foregoing.

            14.28 Property Owner Actions. The parties hereto acknowledge that corporate, partnership and limited liability company formalities shall be recognized in connection with the operation of the Applicable Entities. Accordingly, all actions of the Property Owner caused by Administrative Member shall be effectuated by Administrative Member causing the LLC (as the sole member of the LLC) to cause the Property Owner to act.

            14.29 Prohibited Persons. Each Investor Member has implemented procedures to ensure that no Investor Member nor any Person who now or hereafter owns any equity interest in any Investor Member is a Prohibited Person or Controlled by a Prohibited Person (provided that this requirement shall not apply to any Person to the extent that such Person's interest in the LLC is through a U.S. Publicly-Traded Entity).

            14.30 Signage. Subject to the terms and provisions of the Citibank Lease, the Reckson Members may cause the Property Owner to place at the Property signs, logos and other items identifying the Property as "Reckson" or "RA" properties or as properties "managed by Reckson" (or employing similar nomenclature); provided that the rights of the Reckson Members set forth above shall terminate in the event a Reckson Member shall be removed as Administrative Member. The parties acknowledge that in the event a Reckson Member shall be so removed, the replacement Administrative Member may not cause any signage to be placed at the Property identifying the ownership of the Property (it being agreed that Administrative Member may allow customary signage identifying the name of the Managing Agent to be placed at the Property).

                                  ARTICLE XV

                                 ARBITRATION

            (a) Any dispute under Section 7.02(f) or (g) and Section 7.04 of this Agreement shall be finally settled by arbitration in accordance with the CPR Institute for Dispute Resolution Rules for Non-Administered Arbitration (the "CPR"), except as modified herein. The place of arbitration shall be New York, New York. Either Member may commence arbitration by sending to the other party a notice of statement of claim of arbitration. Within 5 days after receipt of the notice of arbitration, the respondent shall deliver to the claimant a notice of defense. In the event the respondent does not deliver such a notice, all claims set forth in the demand shall be deemed denied.

            (b) The arbitration shall be conducted by a sole arbitrator jointly appointed by the Members within 10 days of receipt by the respondent of the notice of arbitration. If the parties have not jointly appointed an arbitrator by that time, either party may request the CPR to appoint the sole arbitrator, and the CPR shall endeavor to make the appointment within 5 days following such request; provided, however, that its failure to meet that deadline shall in no way impair the effectiveness of the appointment. The CPR shall endeavor to appoint as arbitrator a person with substantial experience in the real estate business, but the appointee's qualifications or lack of qualifications in this respect shall under no circumstances impair the effectiveness of the appointment or provide cause for challenge. The CPR shall have no obligation to follow the procedures set forth in Rule 6 of the CPR, but shall instead appoint a person whom it deems qualified to serve.

            (c) The arbitrator shall have authority to take all steps necessary and appropriate in order to hold a hearing within 40 days of his or her appointment and to render an award within 5 days thereafter. The arbitrator shall have full discretion to set the procedure or modify the rules governing the arbitration in any way he or she deems necessary in order to meet those deadlines; provided, however, that failure to meet those deadlines shall in no way affect the validity or effectiveness of the award.

            (d) The arbitration and this clause shall be governed by Title 9 (Arbitration) of the United States Code, the decision of the arbitration shall be final and unappealable and judgment on the award may be entered by any court of competent jurisdiction. The parties herewith consent to jurisdiction in the federal and state courts located in the county of New York, New York, for the purpose of enforcing the award.

            (e) Each Member is required to continue to perform its obligations under this Agreement pending final resolution of any dispute arising out of relating to this Agreement, unless to do so would be impossible or impracticable under the circumstances.

IN WITNESS WHEREOF, the undersigned have caused this Agreement to be duly executed on their behalf as of the day and year first above written.


                                ONE COURT SQUARE MEMBER LLC, a
                                Delaware limited liability company

                                By:  Reckson Operating Partnership, L.P.,
                                     a Delaware limited partnership, its
                                     sole member


                                     By:  Reckson Associates Realty Corp.,
                                          a Maryland corporation, its
                                          general partner



                                          By:
                                             --------------------------------
                                             Name:
                                             Title:

                                Tax ID No.:  20-3693215

IN WITNESS WHEREOF, the undersigned have caused this Agreement to be duly executed on their behalf as of the day and year first above written.


                                ONE COURT SQUARE MEMBER LLC, a
                                Delaware limited liability company

                                By:  Reckson Operating Partnership, L.P.,
                                     a Delaware limited partnership, its
                                     sole member


                                     By:  Reckson Associates Realty Corp.,
                                          a Maryland corporation, its
                                          general partner



                                          By:
                                             --------------------------------
                                             Name:
                                             Title:

                                Tax ID No.:  20-3693215

                                ONE COURT SQUARE INVESTOR, LLC, a
                                Delaware limited liability company

                                By: JPM I&G Domestic JV 13, LLC, a
                                    Delaware limited liability company

                                    By: JPM I&G Domestic REIT, Inc.

                                        By:
                                           ----------------------------------
                                           Elizabeth Propp
                                           Vice President



                                By: JPM I&G Direct JV 13, LLC, a
                                    Delaware limited liability company

                                    By: J.P. Morgan U.S. Real Estate
                                        Income and Growth Direct, LP,
                                        a Delaware limited partnership

                                        By: I&G Manager, LLC, its general
                                            partner


                                            By:
                                               ------------------------------
                                               Elizabeth Propp
                                               Vice President



                                By: I&G Cayman Sub Corp JV 13, Inc., a
                                    Delaware corporation


                                    By:
                                       --------------------------------------
                                       Elizabeth Propp
                                       Vice President



                                By: SSPF One Court Square Member, LLC, a
                                    Delaware limited liability company

                                    By: Commingled Pension Trust Fund
                                        (Special Situation Property) of
                                        JPMorgan Chase Bank, N.A.


                                        By:
                                           ----------------------------------
                                           Elizabeth Propp
                                           Vice President

                                By: NAPI REIT, inc., a Maryland corporation



                                By:
                                   ------------------------------------------
                                   Name:
                                   Title:

                                Tax ID No.: 20-3850027

The undersigned hereby
acknowledges and consents
to the provisions of Sections 4.01(c):

RECKSON OPERATING PARTNERSHIP, L.P.,
a Delaware limited partnership


By: Reckson Associates Realty Corp.,
    a Maryland corporation, its general partner


    By:
       ---------------------------------
       Name:
       Title:

The undersigned hereby
acknowledges and consents
to the provisions of Sections 4.01(c):

RECKSON OPERATING PARTNERSHIP, L.P.,
a Delaware limited partnership


By: Reckson Associates Realty Corp.,
    a Maryland corporation, its general partner


    By:
       ---------------------------------
       Name:
       Title:

                                   Exhibit A
                                   ---------

                               Legal Description
                               -----------------

ALL THAT CERTAIN PLOT, PIECE, OR PARCEL OF LAND, SITUATE, LYING, AND BEING IN THE BOROUGH AND COUNTY OF QUEENS, CITY AND STATE OF NEW YORK, BOUNDED AND DESCRIBED AS FOLLOWS:

BEGINNING AT THE CORNER FORMED BY THE INTERSECTION OF THE NORTHWESTERLY SIDE OF JACKSON AVENUE WITH THE WESTERLY SIDE OF COURT SQUARE;

RUNNING THENCE SOUTH 33 DEGREES 20 MINUTES 00 SECONDS WEST AND ALONG THE NORTHWESTERLY SIDE OF JACKSON AVENUE, 220.449 FEET TO THE NORTHERLY SIDE OF 45TH AVENUE;

THENCE SOUTH 75 DEGREES 17 MINUTES 05.2 SECONDS WEST AND ALONG THE NORTHERLY SIDE OF 45TH AVENUE, 286.083 FEET;

THENCE NORTHERLY AT RIGHT ANGLES TO THE NORTHERLY SIDE OF 45TH AVENUE, 25.003 FEET;

THENCE WESTERLY PARALLEL WITH THE NORTHERLY SIDE OF 45TH AVENUE, 90.027 FEET TO THE EASTERLY SIDE OF 23RD STREET;

THENCE NORTH 14 DEGREES 42 MINUTES 54.8 SECONDS WEST AND ALONG THE EASTERLY SIDE OF 23RD STREET, 75.011 FEET;

THENCE EASTERLY AT RIGHT ANGLES TO THE EASTERLY SIDE OF 23RD STREET, 115.013
FEET;

THENCE NORTHERLY AT RIGHT ANGLES TO THE LAST MENTIONED COURSE, 100.015 FEET TO THE SOUTHERLY SIDE OF 44TH DRIVE;

THENCE NORTH 75 DEGREES 17 MINUTES 05.2 SECONDS EAST AND ALONG THE SOUTHERLY SIDE OF 44TH DRIVE, 425.048 FEET TO THE CORNER FORMED BY THE INTERSECTION OF THE SOUTHERLY SIDE OF 44TH DRIVE WITH THE WESTERLY SIDE OF COURT SQUARE;

RUNNING THENCE SOUTH 14 DEGREES 42 MINUTES 54.8 SECONDS EAST AND ALONG THE WESTERLY SIDE OF COURT SQUARE 52.659 FEET TO THE CORNER FORMED BY THE INTERSECTION OF THE NORTHWESTERLY SIDE OF JACKSON AVENUE WITH THE WESTERLY SIDE OF COURT SQUARE, THE POINT OR PLACE OF BEGINNING.

FOR INFORMATION ONLY:           BLOCK 79      LOT 30

                                   Exhibit B
                                   ---------

                         Form of Management Agreement
                         ----------------------------

                               (attached hereto)

[NOTE: THIS MANAGEMENT AGREEMENT SHALL NOT BE EXECUTED OR BECOME EFFECTIVE UNLESS AND UNTIL CITIBANK TENANT SHALL HAVE SURRENDERED A PORTION OF THE PROPERTY DEMISED PURSUANT TO ITS LEASE PURSUANT TO ARTICLE 4 OF THE CITIBANK LEASE OR OTHERWISE]








                         PROPERTY MANAGEMENT AGREEMENT

                                    BETWEEN

                           RECKSON COURT SQUARE, LLC

                                      AND

                          RANY MANAGEMENT GROUP, INC.

                               TABLE OF CONTENTS

RECITALS ....................................................................1

INDEX OF DEFINED TERMS ......................................................1

AGREEMENT ...................................................................6

      I.      Appointment....................................................6

      II.     Term...........................................................6

      III.    Services To Be Performed By Property Manager...................6

              (A) Collecting Rents and Enforcing Obligations.................6

              (B) Paying Expenses............................................7

              (C) Property Management Office.................................9

              (D) Budget; Records and Reports................................9

              (E) Making Contracts for the Property.........................16

              (F) Maintaining the Property..................................17

              (G) Maintaining Insurance.....................................17

              (H) Real Estate Taxes.........................................19

              (I) Employing Personnel.......................................19

              (J) Employing Counsel and Other Professionals.................19

              (K) Services with Respect to Applicable Loans.................20

              (L) Miscellaneous.............................................20

              (M) Renting the Property......................................22

      IV.     Compensation..................................................23

              (A) Management Fee............................................23

              (B) Leasing Commissions.......................................23

      V.      Bank Account..................................................25

      VI.     Hold Harmless.................................................25

      VII.    Termination...................................................26

      VIII.   Notices.......................................................28

      IX.     No Joint Venture..............................................30

      X.      Agreement Not Assignable......................................30

      XI.     Entire Agreement and Binding Effect...........................31

      XII.    New York Law..................................................31

      XIII.   Attorneys' Fees...............................................31

      XIV.    Authority.....................................................31

      XV.     Signage.......................................................31

      XVI.    Independent Contractor........................................31

      XVII.   Arbitration...................................................31

      XVIII.  Severability..................................................32

      XIX.    Confidentiality...............................................32

      XX.     GACC Loan.....................................................32

      XXI.    Major Decisions...............................................33


EXHIBIT A     DESCRIPTION OF THE PROPERTY..................................A-1

EXHIBIT B     INTENTIONALLY OMITTED........................................B-1

EXHIBIT C     SAMPLE REPORTING PACKAGE.....................................C-1

EXHIBIT D     UBTI QUESTIONNAIRE...........................................D-1

EXHIBIT E     INTENTIONALLY OMITTED........................................E-1

EXHIBIT F     STANDARD COMMISSIONS.........................................E-1

                         PROPERTY MANAGEMENT AGREEMENT
                         -----------------------------

         THIS PROPERTY MANAGEMENT AGREEMENT ("Agreement") dated as of ______________ ___ 20__, is between RECKSON COURT SQUARE, LLC, ("Owner"), whose principal offices are located do Reckson Associates Realty Corp. at 225 Broadhollow Road, Melville, New York 11747, and RANY MANAGEMENT GROUP, INC., a Delaware corporation ("Property Manager"), whose principal office is located at 225 Broadhollow Road, Melville, New York 11747.

                                   RECITALS

         WHEREAS, Owner owns a certain building in Long Island City, New York, commonly known as One Court Square, more particularly described in Exhibit A hereto (the land beneath the building and any other improvements located thereon, the "Premises");

         WHEREAS, Owner desires to retain Property Manager as an independent contractor, with responsibilities for managing, operating, leasing and maintaining the Premises;

         WHEREAS, Property Manager is willing to perform such services as herein set forth;

         NOW, THEREFORE, in consideration of the mutual covenants herein contained, Owner and Property Manager agree as follows:

                            INDEX OF DEFINED TERMS

         Unless otherwise specified references to Articles of Sections are to articles and sections of this Agreement. Unless the context otherwise specifies or requires, capitalized terms used herein shall apply equally to both the singular and the plural forms of such capitalized terms and shall have the following respective meanings:

         Administrative Member: As defined in Article I of the Operating Agreement.

         Affiliate: As defined in Article I of the Operating Agreement.

         Agreement: As defined in the preamble to this Agreement.

         Applicable Loan: As defined in Article I of the Operating Agreement.

         Auditor: As defined in Section 1ll(D)(vii).

         Bank Account: As defined in Section V.

         Base Rent: As defined in Exhibit F.

         Budgets: As defined in Section III(D)(ii).

         Business Day: Monday through Friday of each week, except that a legal holiday recognized as such by the Government of the United States and any other day on which banks in the State of New York are required or permitted to be closed shall not be regarded as a business day.

         Business Plan: As defined in Section lll(D)(iii).

         Capital Budget: As defined in Section III(D)(ii).

         Capital Event: Means any sale, Financing, Casualty or Condemnation that occurs during the term hereof with respect to which net capital proceeds are received by Owner.

         Capital Expenditure: Means capital expenditures as determined under GAAP, except to the extent otherwise set forth in this Agreement. Capital Expenditures will be reported on the cash basis of accounting. Capital Expenditures shall include tenant improvements, building improvements, and capitalizable costs related to executed Leases, including Leasing Commissions and legal fees.

         Cash Flow: Means, for any period, Gross Revenue collected less Operating Expenses, Debt Service, and Capital Expenditures paid during each period.

         Casualty: Means any damage to, or destruction of the Property or any part thereof from a fire or other casualty.

         Citibank Lease: That certain Lease, dated as of May 12, 2005, between Owner, as landlord, and Citibank, N.A., as tenant, as amended by that certain First Amendment to Lease dated as of August 3 2005 between Owner and Citibank, N.A., as the same may have been or may hereafter be further amended, restated, replaced, supplemented or otherwise modified from time to time.

         Citibank Tenant: [Citibank, N.A., a national banking association], or any successor tenant under the Citibank Lease.(1)

         CM: As defined in Section III(E)(ii).

         CM Fee: For each Construction Project, an amount equal to the product of the Project Cost and .02. If, pursuant to the terms of its Lease, a tenant pays all or a portion of the construction management fee to Property Manager in respect of a Construction Project, then such payment shall be credited against the CM Fee in respect of such Construction Project. "Project Costs" shall include, with respect to each Construction Project, all hard and soft costs (including engineering, expediting and licensing fees) actually incurred in connection with such

----------------------
(1) Update if not Citibank, N.A. at the time of execution.

Construction Project, but shall not include the costs of any furniture and other removable personal property.

         CM Services: As defined in Section III(E)(ii).

         Co-Brokers: As defined in Section III(M)(i).

         Condemnation: Means any condemnation, eminent domain or other taking or temporary or permanent requisition of the Property, any part thereof, any interest therein or any right appurtenant thereto, or any change of grade affecting the Property, as the result of the exercise of any right of condemnation or eminent domain. A conveyance in lieu or in anticipation of condemnation shall be deemed to be a Condemnation.

         Construction Project: As defined in Section 111(E)(ii).

         Contract: As defined in Section III(E)(i).

         CPI: Means the Consumer Price Index for All Urban Consumers (CPI-U), All Items, applicable to the N.Y.-Northeastern N.J. area (1982-84 = 100) for urban wage earners and clerical workers, as published by the U.S. Department of Labor, Bureau of Labor Statistics. If such Consumer Price Index is discontinued or otherwise revised during the term of this Agreement, the Consumer Price Index for All Urban Consumers (CPI-U), All Items, U.S. City Average (1982-84 = 100) for urban wage earners and clerical workers, as published by the U.S. Department of Labor, Bureau of Labor Statistics, shall be used, and if such national index is discontinued or otherwise revised during the term of this Agreement, such other government index or computation with which it is replaced shall be used in order to obtain substantially the same result as would be obtained if the Consumer Price Index had not been discontinued or revised.

         CPI Increase: As of any date during the term of this Agreement (such date, the "Determination Date"), the percent of increase, if any, in the CPI for the month in which the applicable Determination Date occurs over the CPI for December, 20__.

         Debt Service: Means all sums payable under any Financing, including, without limitation, an Interest Expense.

         Exclusive Broker: As defined in Section III(M)(i).

         Existing Lease: As defined in Section IV(B)(i).

         Final Plan: As defined in Section IlI(D)(iii).

         Financing: Means any financing or refinancing by debt, sale and leaseback or other form of financing with respect to the Property or any debt or other similar monetary obligation of Owner.

         Fiscal Year: As defined in Section ll1(D)(iv).

         GAAP: Accounting principles generally accepted in the United States, consistently applied.

         Gross Collections: Means all amounts actually collected by Property Manager as rents or additional rent or other charges in connection with the use and occupancy of the Property, but shall exclude: (i) proceeds with respect to any Capital Event, (ii) income derived from interest on investments or otherwise; (iii) proceeds of claims on account of insurance policies (except for business interruption or rental insurance); (iv) abatement or refund of taxes; (v) awards arising out of any Condemnation; (vi) discounts and dividends on insurance policies; (vii) payments made by tenants for the cost of tenant improvements paid for by Owner, which payments are separately identified in the Lease as additional rental revenue; (viii) all purchase discounts, concessions, rebates and allowances; (ix) security deposits unless applied and (x) any lease buy-out, pick-up or any other consideration received by Owner for accepting a surrender or other termination or cancellation of a Lease, voluntarily or otherwise.

         Gross Revenues: Means, for any period of reference, the gross revenues of any kind whatsoever derived on an accrual basis of accounting, as applicable, from or in respect of the Property, including, without limitation, all income and revenue derived from all sources whatsoever as a result of the operation of the Property, all rents and other moneys due from tenants or licensees as billed in accordance with the Leases, including percentage and overage rents, operating expense pass-throughs, real estate taxes and common area maintenance charges, all refunds, rebates and recoveries of items, if any, previously charged as deductions from gross revenue, but excluding any proceeds of any Capital Event relating to the Property or any personal property (other than rent loss insurance under the property, casualty or boiler policies which shall be included).

         Interest Expense: Means all interest payments due under any Financing.

         Investor: One Court Square Investor, LLC, a Delaware limited liability company, whose principal office is located c/o J.P. Morgan Investment Management Inc. at 522 Fifth Avenue, New York, New York 10036, together with its permitted successors and assigns under the Operating Agreement.

         Investor Report Recipient: Initially shall be Investor, at the addresses set forth for Investor in Section VIII below, or any changes or substitutions thereto designated by Investor to Property Manager in writing.

         Lease: Any lease, license or other agreement now or hereafter entered into which permits the use and occupancy of any portion of the Property.

         Leasing Commission: As defined in Section IV(B).

         Leasing Guidelines: Means the leasing program for the Property to be implemented by Property Manager, which shall include leasing parameters, including, rents, tenant improvement allowances, free rent periods and other tenant concessions, which leasing program shall include the then current year's Operating Budget and shall be subject to the prior written approval of Owner.

         Legal Requirements: As defined in Section III(L)(v).

         LLC: One Court Square Holdings LLC, a Delaware limited liability company which is the sole member of Owner.

         LLC Charges: As defined in Article I of the Operating Agreement.

         Major Line Item: As defined in Article I of the Operating Agreement.

         Management Fee: As defined in Section IV(A).

         Modified Accrual Basis: As defined in Section III(D)(v)(a).

         MRI: As defined in Section III(D).

         Necessary Expense: As defined in Article I of the Operating
Agreement.

         Operating Agreement: Amended and Restated Operating Agreement of One Court Square Holdings LLC, dated as of November __, 2005, as further amended.

         Operating Budget: As defined in Section III(D)(ii).

         Operating Expenses: Means, for any period, all accrual based expenses exclusive of Interest Expense, if applicable, and Capital Expenditures incurred with respect to the Property in accordance with the terms of this Agreement.

         Operating Standard: As defined in Section I.

         Other Reckson Property: As defined in Section BI(M)(iii).

         Owner: As defined in the preamble to this Agreement.

         Personal Property: As defined in Section III(E)(i).

         Property: As defined in the recitals to this Agreement.

         Property Manager: As defined in the preamble to this Agreement.

         Proposed Plan: As defined in Section III(D)(ii).

         Prospective Tenants: As defined in Section IV(B)(v).

         Reckson: One Court Square Member LLC, a Delaware limited liability company, together with its permitted successors and assigns under the Operating Agreement.

         Reckson Member: As defined in Article I of the Operating Agreement.

         Revised Plans: As defined in Section DI(D)(ii).

         Senior Officer: Means any of the individuals who hold a position of executive vice president (or its functional equivalent to the extent such title is no longer in use), corporate senior vice president (or its functional equivalent to the extent such title is no longer in use) or higher at Property Manager, but excluding those who were not employed by Property Manager or any of its Affiliates 270 days prior to the applicable act in question. As of the date hereof the following individuals hold the position of executive vice president, corporate senior vice president or higher at Property Manager:
[Insert Names].

         Standard Commission: As defined in Section III(M)(i).


                                   AGREEMENT

         I. Appointment. Owner hereby appoints Property Manager, and Property Manager hereby accepts appointment, on the teal's and conditions hereinafter set forth, as management agent for the Property. Property Manager shall manage the Property in accordance with the Operating Standard and the Business Plan. "Operating Standard" shall mean the management of the Property in an efficient, prudent and economic manner, consistent with (A) its existing character, condition and level of operation and maintenance (subject to reasonable wear and tear) as a first-class office building in New York City and (B) then current prudent business and management practices applicable to the operation and maintenance of first-class office buildings in New York City comparable to the Property. Property Manager agrees to use all commercially reasonable efforts subject to the Business Plan to maintain the Operating Standard with respect to the Property.

         II. Term. The term of this Agreement shall commence on the date hereof and expire on the first (1st) anniversary of the date hereof, which term shall be automatically renewed each year unless Property Manager or Owner delivers written notice to the other to the contrary, subject to earlier termination as provided in Section VII.

         III. Services To Be Performed By Property Manager. Property Manager shall provide the following services for Owner, all of which shall be performed in a manner consistent with the Operating Standard and the Business Plan, subject to the specific provisions of this Agreement, including the limitations with respect to expenditures of funds (as set forth in Section III(B)(ii)) and the availability of funds.

              (A) Collecting Rents and Enforcing Obligations. (1) Property Manager shall make diligent efforts to collect all rents and other sums due from (i) tenants of the Property; (ii) concessionaires in connection with their authorized operation of facilities on or in the Property, and (iii) all others from whom rents or other sums are due to Owner with respect to the Property in the ordinary course of business. Owner authorizes Property Manager to request, demand, collect, receive and give receipt for all such rents and other charges in the name of and on behalf of Owner. All funds collected by Property Manager shall be deposited promptly into the Bank Account. Property Manager shall bill tenants of the Property in a timely manner. Property Manager and Owner shall promptly notify the other upon learning of any event of default or material default by Owner or any tenant under its Lease. In the event of any such material default or event of default, Property Manager shall consult with Owner concerning the action to be taken with respect thereto and, at the expense of Owner, take such action as Owner shall direct with respect to such material default or event of default, including (in respect of default or event of default by a tenant) instituting legal proceedings in the name of Owner for the collection of rents and other charges payable by, and the enforcement of the other obligations of, the tenants under their Leases and for the dispossession of any tenants in default under their Leases. Without the prior written consent of Owner, Property Manager shall not settle any such legal proceedings or any claim for delinquent rents or other charges payable by or for the enforcement of any other obligation of any tenant under its Lease. Without the consent of Owner, Property Manager (i) shall not receive or collect any rents for more than one month in advance (plus security deposits),
(ii) shall not waive, excuse, condone, discount, set-off, compromise or in any manner release or discharge any tenant (or any guarantor under any guaranty of any Lease) from its obligations under its Lease (or such guaranty); (iii) shall not cancel, terminate or consent to the surrender of any Lease; (iv) shall not commence any action, suit or proceedings for the collection of rent, for removal or for the dispossession of any tenant or exercise any right of recapture provided in any Lease; (v) shall not modify, or in any way alter the provisions of any Lease in a manner which would reduce the rent thereunder, shorten the term thereof, impose additional obligations on the landlord thereunder, or reduce the obligations of the tenant thereunder; (vi) shall not relocate any tenant within the Property; (vii) shall not consent to any modification of the express purposes for which any tenant's premises have been leased; and (viii) shall not consent to any subletting of any part of the Property, to any assignment of any Lease by any tenant thereunder, or to any assignment or further subletting of any sublease.

              (B) Paying Expenses.

                  (i) Power to Disburse. Owner shall be responsible for providing funds for the Bank Account or causing funds to be so provided to meet on a timely basis the cash requirements of Property Manager for the proper operation of the Property pursuant to this Agreement. Property Manager shall be a signatory on the Bank Account and as such shall have the power, and is hereby authorized and directed, to disburse or cause to be disbursed from the Bank Account any amounts either payable to third parties or to Property Manager in accordance with this Agreement.

                  (ii) Limitation on Disbursements. Property Manager shall not disburse any sum in connection with the operation, maintenance or repair of the Property, whether such expenditures are operating or capital expenditures, except (a) as permitted under the Business Plan or otherwise authorized under this Agreement (including, without limitation, under Section III(D)(iii) herein); (b) if such cost is incurred in connection with a Necessary

Expense; (c) expenditures in connection with providing additional services to tenants for which Owner is entitled to be reimbursed by such tenant or (d) with the prior written consent or approval of Owner.

                  (iii) No Obligation to Advance. Property Manager shall not be required to make any advance to or for the account of Owner, or to pay any amount, except out of funds held by Property Manager in the Bank Account for the account of Owner or provided by Owner as aforesaid; nor shall Property Manager be required to incur any obligation to third parties unless Owner shall furnish Property Manager with necessary funds for the discharge thereof. Subject to the provisions of paragraph (ii) above, if the Bank Account has insufficient funds to permit Property Manager's proper and timely performance of its obligations under this Agreement, Property Manager shall notify Owner of the same at least 10 days prior to the need for such funds (except in the case of an emergency) and, on or before such date, Owner shall deposit such amount in the Bank Account to enable Property Manager to pay expenses in accordance with this Agreement.

                  (iv) Remainder Remitted to Owner. After paying the expenses of the Property as set forth herein and maintaining a sufficient reserve in accordance with the Business Plan ("Property Level Reserves") for the timely payment of future expenses, taking into account anticipated revenues and expenses, Property Manager shall remit to Owner the remainder of the rents and other sums collected hereunder from time to time as directed by Owner, but in no event later than the 20th day of each month for the preceding month.

                  (v) Excluded Expenses. Except as specifically provided below, any payments to be made by Property Manager shall be made by Property Manager on behalf of Owner out of the Bank Account or as may otherwise be provided by Owner. Property Manager shall not be reimbursed under this Agreement for the following expenses:

                      (a) cost of salary, wages, commissions or other remuneration, and related benefits for any employees, officer, director, partner, principal or executive of Property Manager, except that subject to the other provisions of this Agreement, Property Manager shall be reimbursed for (x) the salary and other reasonable benefits (including workers' compensation insurance to the extent provided in the Business Plan) of the employees of Property Manager on-site at the Property, and (y) the portion of the salaries and other reasonable benefits (including workers' compensation insurance to the extent provided in the Business Plan) of the senior property manager and project accountants (but only to the extent provided for in the Business Plan or pursuant to the provisions of (D) (ii) below), notwithstanding that they may be located off-site, each of which sums shall be an operating expense of the Property and shall be allocated to the extent that such employees devote their time to management, maintenance or operation of the Property;

                      (b) the cost of Property Manager's own office equipment, stationery, postage, telephone, and all other administrative expenses not properly chargeable to the Property; and

                      (c) general accounting and reporting services as such services are performed by Property Manager required to fulfill Property Manager's accounting and reporting obligations under this Agreement, including, but not limited to, cost of electronic data processing equipment or cost of data processing provided by third party data processing companies.

              (C) Property Management Office. A reasonably satisfactory property management/leasing office shall be provided to Property Manager at the Property. The property management/leasing office at the Property shall be used by Property Manager to perform the duties set forth in this Agreement. Property Manager shall not pay any rent or other charges for such office. The cost of making alterations or repairs to the office, and the cost (or rental) of furniture, furnishings, fixtures and equipment, including but not limited to, personal computers for such office shall be paid for by Owner as an operating expense of the Property in accordance with the Business Plan. To the extent appropriate, these expenditures shall be made in such a manner that they are reimbursable by the tenants. Subject to the Leases, Property Manager may also have reasonable access to any other portion of the Property for the purpose of performing its duties and obligations provided hereunder.

              (D) Preparing the Budget; Records and Reports. All reporting to Owner will be completed in a hard copy format and on a CD. In addition, Property Manager will submit certain information electronically using Management Reports Inc. property management software ("MRI") or in a format compatible with MRI:

                  (i) Standard Property Manager Reporting Period. Property Manager shall consider the monthly reporting period to cover the period from the 1st of the month to the last day of the current month. Property Manager shall electronically transmit to Owner or Owner's representative the general ledger and Lease information as provided herein, which Owner may require, on the 15th of the following month. Property Manager shall submit to Owner copies of all journal entries no later than the 15th of the following month for the current month activity.

                  (ii) Budgets. Not later than October 1st of each Fiscal Year, Property Manager shall prepare and submit to Owner for its approval a proposed pro-forma business plan for the following Fiscal Year in preliminary draft form (the "Proposed Business Plan") for the promotion, operation, and maintenance of the Property in accordance with the Operating Standard taking into consideration then current market conditions. Each Proposed Business Plan shall consist of an operating budget (the "Operating Budget"), a capital improvements budget (the "Capital Budget" and together with the Operating Budget, the `Budgets"), and the leasing guidelines (the "Leasing Guidelines"). Each Operating Budget shall show, on a month-by-month basis, in reasonable detail, each line item of anticipated income and expense including, without limitation, amounts required to establish, maintain and/or increase Property Level Reserves. Each Capital Budget shall show, in reasonable detail, anticipated expenditures and cost of completion for Capital Improvements with respect to the Property or portion thereof (exclusive of any CM Fees to Property Manager). The Leasing Guidelines for the Property shall specify net average effective rent over the term of each Lease, on a space-by-space basis, taking into account base rent, the term of the Lease, leasing commissions due to all leasing brokers (including overrides to Property Manager), tenant improvements, free rent and any other tenant concessions. The Operating Budget shall be prepared on a Modified Accrual Basis for the Property for the ensuing Fiscal Year and shall set forth on a monthly basis Property Manager's good faith estimates of: (a) Gross Revenues, Operating Expenses, and Interest Expense for the Property for such year, all in detail reasonably satisfactory to Owner, (b) the recommended Capital Expenditures and extraordinary expenses for such year described in reasonable detail, (c) the recommended leasing expenditures for such year, (d) Cash Flow from the Property, (e) the amount of Debt Service becoming due and payable during the next succeeding Fiscal Year in connection with all Financings or advances in connection with the Property (to the extent such information is provided to Property Manager by Owner), (f) wages, salaries, and other compensation to be paid to employees of the Property Manager working at or on the Property, as well as the status of any negotiations affecting said wages, salaries and other compensation, (g) the extent of completion of any uncompleted Improvements to the Property, together with a projection of the costs of constructing such Improvements to be incurred during the next succeeding Fiscal Year, (h) the current legal status of pending or threatened suits concerning the Property (or any portion thereof) of which Property Manager has knowledge and (i) such other information as Owner may reasonably require. The rent roll shall be in columnar form, with each tenant listed separately and showing for each tenant the (1) name of such tenant, (2) floor or suite number, (3) term of its Lease,
(4) total rent to be collected and (5) the total rent broken down into various categories such as base rent, storage rent, operating expense recoveries or common area charges (and the percentage of the tenant's share thereof), license fees, real estate tax reimbursements (and the percentage of the tenant's share thereof) and any other rent or charges. Property Manager shall also submit to Owner with the submission of the Budget, a written narrative discussion of significant events in the relevant market where the Property is located which shall highlight the Property's position in its relevant market and discuss matters such as vacancy, new construction and rental trends.

                  (iii) Budget Approval. Not later than November 1st of each Fiscal Year, the Property Manager shall submit to the Owner a revised Proposed Business Plan for the following Fiscal Year, reflecting any of Property Manager's revisions to the Proposed Business Plan. Within 30 days from delivery of such revised Proposed Business Plan, Owner shall, in writing, submit to Property Manager any comments or proposed revisions to the Proposed Business Plan. Property Manager shall submit to Owner, within 15 days thereafter, the final Business Plan (the "Final Plan"). Owner shall approve or disapprove the Final Plan within 15 days after receipt thereof, which as so approved shall constitute the "Business Plan". Owner acknowledges and agrees that the Business Plan is only an estimate and not a guarantee by Property Manager and there may be substantial variations between the estimates set forth in the Business Plan and the actual results. The parties acknowledge and agree that the Business Plan for Fiscal Year 20__, approved by Owner as of _____________ __, 20__ will serve as the form of the Business Plan for all subsequent Fiscal Years during the term of this Agreement.

                  (iv) Operation Within Budget. Property Manager shall use, manage and operate the Property strictly in accordance with the then current approved Budget. During any Fiscal Year when Owner has failed to approve any portion of the Business Plan for the Property prior to the commencement of the Fiscal Year to which such Business Plan relates, the Property shall be operated during such Fiscal Year (A) in accordance with such portions of such Business Plan as to which agreement has been reached, (B) at rates or levels of expenditures as are actually charged or incurred with respect to Necessary Expenses and (C) with respect to those portions of such Business Plan which are discretionary and as to which agreement has not been reached, at rates or levels of expenditures in the approved Business Plan for the preceding Fiscal Year, increased by the CPI Increase (computed for this purpose from the January 1st of the last Fiscal Year for which a Business Plan was approved to December 31st of the Fiscal Year immediately preceding the Fiscal Year to which the Business Plan in dispute relates). Any action which Property Manager takes or amounts which Property Manager expends in accordance with the preceding sentence shall be treated for all purposes of this Agreement as if they had been taken or expended by Property Manager in accordance with a Business Plan approved by Property Manager. Unless Property Manager is otherwise notified by Owner, the fiscal year of the Property (the "Fiscal Year") shall be from the first (1st) day of January of each year, to and including the last day of December of such year. The Fiscal Year may not be changed without the express prior written approval of Owner. Property Manager shall be entitled to pay all LLC Charges as and when due to the extent such LLC Charges are either consistent with the Business Plan, are Necessary Expenses, or if inconsistent with the applicable Business Plan, do not exceed a Major Line Item cost by more than the lesser of 5% or $100,000 or increase the Budgets by more than the lesser of 2% or $250,000 in the aggregate (exclusive of increases attributable to temporary timing differences arising in the ordinary course of business which Property Manager reasonably expects will be reversed during the next 12 months). Owner and Property Manager shall review the Business Plan periodically and, in connection therewith, Property Manager shall prepare and submit for Owner's review any proposed modifications to the Business Plan. Following any modification approved by Owner, the "Business Plan" shall be the original Business Plan as so modified.

                  (v) Books and Records.

                      (a) Property Manager shall maintain, and keep at its main office accurate books, records and accounts of the management, operation and financial condition of the Property's operations. Such books, records and accounts shall be prepared and kept on a Modified Accrual Basis and a federal income tax basis (but only with respect to those items identified and in the manner described in Section III(D)(v)(b)). "Modified Accrual Basis" shall be defined as follows:

                                1. Gross Revenues on an accrual basis excluding GAAP straight line rental income adjustment.

                                2. Operating Expenses on an accrual basis.

                                3. Interest Expense on an accrual basis.

                                4. Mortgage principal payments on a cash basis.

                                5. Capital Expenditures including leasing costs such as tenant improvements and Leasing Commissions will be reflected on a cash basis.

                                6. Depreciation and amortization expenses, with the exception of amortization of deferred financing costs, are not to be recorded.

                      (b) Property Manager shall also record adjustments to convert financial statements from Modified Accrual Basis to federal income tax basis (or provide Investor Report Recipient with entries to allow it to make such conversion) as follows:

                                1. Liability associated with prepaid rent on a Modified Accrual Basis should be reversed and cash received should be recorded as rental income;

                                2. Contra account associated with Allowance for Doubtful Accounts under Modified Accrual Basis should be reversed along with the related Bad Debt Expense booked under Modified Accrual Basis; and

                                3. Depreciation and amortization shall be recorded on a federal income tax basis. Property Manager shall separately maintain and update the depreciation and amortization schedules and make them available to Owner and/or Owner's auditors and/or tax preparers.

                      (c) Owner shall at all times retain title to the information constituting such books, records and accounts. Property Manager shall, during the term of this Agreement, retain such books, records and accounts. Upon termination, Property Manager shall, at the expense of Owner, deliver such books and records to Owner. Any and all computer programs, software and hardware not the property of Owner utilized by Property Manager to maintain such books, records and accounts shall in all events remain the property of Property Manager.

                      (d) In the event this Agreement is terminated, Property Manager shall deliver such books, records and accounts of the Property to Owner at Owner's expense. Property Manager shall deliver a final accounting within thirty (30) days after the last day of the calendar month in which such termination occurs.

                      (e) Upon reasonable notice to Property Manager, Owner may, at its expense, inspect, audit and copy such books, records and accounts during regular business hours on a periodic or continuing basis by accountants retained by, or other representatives of Owner, and Property Manager shall cooperate fully with Owner in connection with the same.

                  (vi) Monthly Reports. Property Manager shall furnish to Owner and the Investor Report Recipient the following monthly reports, which reports shall be prepared on a Modified Accrual Basis, showing monthly and year to date activity and which shall be furnished (without notice or demand by Owner) not later than fifteen (15) days after the end of the monthly reporting period in the format as outlined in the Sample Reporting Package attached hereto as Exhibit C or as required by and satisfactory to
Owner:

                      (a) a statement of Cash Flow setting forth the calculation of the Cash Flow from the Property relating to operating, investing and financing activities, including the distribution of Cash Flow during the reporting period;

                      (b) a detailed operating statement of profit and loss showing on a Modified Accrual Basis the Gross Revenues, Operating Expenses, Interest Expense and on a cash basis Capital Expenditures of the Property according to pre-determined categories, in a format which will allow for comparison to, and show variances from, the Budget on a monthly and Fiscal Year to date basis;

                      (c) a balance sheet to include (1) a comparative balance sheet of the current month against the prior month and (2) a comparative balance sheet of the current month against the prior year end (to the extent a prior year end statement is available to Property Manager);

                      (d) an accounts receivable activity statement itemizing for the reporting period the opening rents receivable balance, the collected and billed rents, the closing rents receivable balance and any advanced rent and security deposit balances;

                      (e) an aged accounts receivable schedule, itemizing all outstanding accounts receivable as of the end of the reporting period and written comments addressing efforts, or other actions, that Property Manager has taken to collect past due balances exceeding 30 days;

                      (f) Property Manager's then standard form of hours and earnings report for the employees described in Section III(D)(ii);

                      (g) a check register, itemizing by check number and payee each disbursement made during the reporting period;

                      (h) a narrative summary of the operations of the Property during the reporting period, highlighting all significant occurrences and any anticipated problems and narrative explanations of all material variances exceeding the greater of five (5) percent (5%) and Ten Thousand Dollars ($10,000), of an individual line item of income or expense (actual compared to Budget) for the reporting period on a monthly and Fiscal Year to date basis;

                      (i) a detailed calculation of the Management Fee and any Leasing Commission and/or CM Fee due to Property Manager;

                      (j) a current rent roll;

                      (k) a tenant billing report (billing register);

                      (1) proof of cash (identifying opening cash balances, cash received, cash disbursed and cash contributed or distributed during the month);

                      (m) bank statement and reconciliation (one month in arrears) for the Bank Account;

                      (n) an aged accounts payable schedule;

                      (o) a Capital Expenditure report including (1) leasing costs and capital projects budgeted, (2) budgeted amount, (3) latest estimates of cost, (4) amounts expended to date, with narrative explanation of variances to the Budget, (5) amounts to be spent to complete and completion status, and (6) Capital Expenditures and leasing costs incurred but not paid;

                      (p) a detailed trial balance;

                      (q) a written report describing any written offers received by Property Manager for the purchase of all or any part of the Property;

                      (r) a leasing report detailing leasing activity and vacancy for the current month;

                      (s) a property summary report;

                      (t) an asset overview report;

                      (u) tenant sales report, if applicable; and

                      (v) a schedule of all transactions with the Property Manager or an Affiliate of the Property Manager.

Each of the above described monthly reports shall be prepared, where applicable, on a Modified Accrual Basis.

                  (vii) Annual Reports.

                      (a) In addition to the regular monthly reports to be provided to Owner and the Investor Report Recipient pursuant to the teems hereof, Property Manager shall furnish to Owner and the Investor Report Recipient on an annual basis, a report of minimum base rental payments for existing Leases year by year for a prospective period of five (5) years with an additional amount representing the remaining total rental payments over the Lease term exceeding that five (5) year period. Such annual periods shall coincide with the period from January 1 - December 31 and fiscal period from

        October 1 - September 30. Such annual reports shall be due five (5) Business Days before the annual period ending December 31st. Owner, at its reasonable discretion, may modify the timing and frequency of this request.

                      (b) Property Manager shall cooperate with Owner's Auditor, at the Owner's discretion, in the preparation of a GAAP basis year end statement of the Property in connection with the continuing operations of the Property, including a balance sheet and the related statements of income and cash flows, which shall be furnished not later than ninety (90) days after the end of each Fiscal Year.

                      (c) a completed UBTI questionnaire in the form attached hereto as Exhibit D, provided that Property Manager shall have no liability to any Person in connection with any such questionnaire.

Each of the reports provided to Owner and the Investor Report Recipient by Property Manager pursuant to this Agreement shall be prepared on a Modified Accrual Basis, and, at the option of the Owner, shall be audited by an accounting firm selected by Owner (the "Auditor"). Owner shall be responsible for arranging for such audit and Property Manager shall coordinate with Owner's Auditor and cooperate and be responsible for the preparation of the Owner's audited financial statements.

                  (viii) Tax Matters Reporting.

                      (a) Property Manager shall coordinate with Owner's accountants and cooperate in the preparation of Owner's tax return including, but not limited to, supplying necessary information for preparation of such tax return. The tax return will be prepared by Owner's accountants on a timely basis and the cost of preparation and filing of the tax return will be borne by Owner. Owner's accountant shall prepare, where applicable, Federal, state and local income and net worth tax returns only.

                      (b) As requested by Owner, Property Manager shall complete all tax related surveys and questionnaires which Owner may reasonably require.

                  (ix) Schedule of Unpaid Commitments/Liabilities. In regard to Capital Expenditures, Property Manager shall prepare a monthly listing of all such Capital Expenditures which are obligations of Owner, but remain unpaid and unrecorded. This schedule should include commitments through the annual fiscal period of each year. This schedule should be updated on a quarterly basis for commitments extending through the subsequent two year period.

                  (x) Credit Feasibility. As requested by the Owner, Property Manager may be required to provide and update a report summarizing the credit worthiness of existing tenants at the Property and prospective tenants prior to lease execution.

                  (xi) Certification. All monthly and annual reports shall be certified by a Senior Officer of Property Manager.

              (E) Making Contracts for the Property. (i) Property Manager, as agent for Owner, shall arrange for contracts (payable at Owner's sole cost and expense) for fuel, oil, vermin extermination, janitorial service, trash removal, snow removal, water, electricity, gas, other utilities and other necessary building services (each, a "Contract") as shall be consistent with the Operating Standard and the Business Plan. Property Manager shall also be authorized on behalf of Owner to place orders in Property Manager's or Owner's name for such equipment, tools, appliances, materials and supplies ("Personal Property") as are necessary to maintain the Property in a manner consistent with the Operating Standard and the Business Plan and Owner shall retain title to all Personal Property. Each Contract and purchase of Personal Property shall be executed, at Owner's option, either by Owner or by Property Manager as agent for Owner. For all Contracts entered into after the date hereof, Property Manager shall use commercially reasonable efforts in good faith to include in each Contract the following: (i) a provision making the Contract terminable upon thirty (30) days notice from Owner, (ii) a provision making the Contract terminable without a termination fee, premium or penalty in the event that the Property is sold or the Property is foreclosed or transferred by deed in lieu of foreclosure, (iii) a provision limiting the liability of Owner thereunder to the Property, (and shall not enter into Contracts that do not contain such a limitation of liability without the prior approval of Owner), and (iv) a clause whereby the service provider agrees to indemnify, defend and hold Owner and its partners, shareholders, members or other beneficial owners (and their respective legal and beneficial owners, shareholders, partners, members, officers, managers, directors, agents, employees, subsidiaries, and affiliates) harmless from and against all claims, actions, suits, proceedings, losses, damages, liabilities, costs and expenses (including without limitation, reasonable attorneys' fees and disbursements) arising out of, resulting from or in connection with the acts or omissions of the service provider and its directors, officers, employees, contractors, subcontractors and agents, which constitute negligence, fraud, breach of the service agreement, breach of fiduciary duty, willful, reckless or criminal misconduct or any actions of the service provider beyond the scope of authority conferred upon the service provider pursuant to the terms of the Contract. All Contracts and purchases of Personal Property made with any Affiliate of Property Manager shall be approved by Owner in advance and shall be on fair market terms and for goods and services of a quality offered in other first-class office buildings in Manhattan. All Contracts or purchases of Personal Property amounting to $50,000 or more shall be in writing and shall be submitted to Owner for its approval. In making any Contract or purchase of Personal Property hereunder, Property Manager shall use commercially reasonable efforts in good faith to obtain and make use of favorable discounts for Owner and all such discounts, rebates or commissions under any Contract or purchase order made hereunder shall inure to the benefit of Owner.

                  (ii) Property Manager shall be responsible for providing construction management services ("CM Services") for all tenant improvement and capital improvement projects at the Property (each particular tenant improvement or capital improvement project is a "Construction Project"), not including work performed by a tenant (as opposed to by or on behalf of Owner. Owner hereby authorizes Property Manager to utilize an Affiliate of Property Manager ("CM") to provide CM Services for Construction Projects. With respect to each Construction Project, (i) CM shall be paid the CM Fee in consideration of its performance of the CM Services concerning such Construction Project, and (ii) Owner (or Property Manager on behalf of Owner) shall either pay directly or reimburse CM for all out-of-pocket third party costs incurred in connection with such Construction Project but only to the extent that such costs, if paid by Property Manager, would not violate the provisions of (III)(B)(ii). Nothing herein contained shall prevent Property Manager from hiring, on Owner's behalf and at Owner's expense, Reckson Construction Group or another Affiliate of the Property Manager to provide services in connection with a Construction Project (which shall not be duplicative of CM Services) for an additional fee, provided the same is contained in the Business Plan or is otherwise approved by Owner.

              (F) Maintaining the Property. Property Manager shall maintain the grounds, buildings and other improvements at the Property in a manner consistent with the Operating Standard, subject to limitations set forth in
Section III(B) and the Business Plan.

              (G) Maintaining Insurance. (i) Property Manager shall place any and all insurance coverage contemplated in this Section III(G) and the Business Plan with such companies, in such amounts, and with such beneficial interest appearing therein as shall be authorized by Owner, which such insurance coverage shall otherwise be in conformity with Legal Requirements (as hereinafter defined), Applicable Loans, Leases and other contractual obligations of Owner with respect thereto. Any modifications to the existing insurance program shall require Owner's consent.

                  (ii) Property Manager's Insurance. Property Manager will maintain in full force and effect at the expense of Property Manager, insurance policies with respect to the employees of Property Manager satisfactory to Owner issued by insurance companies which have an A.M. Best General Policyholder's Service rating of not less than "A-VIII" which are licensed in the state in which the Property is located and which are otherwise satisfactory to Owner. Such policies shall provide the following coverage:

              (1) Worker's compensation and employer's liability insurance subject to the statutory limits of the state in which the Property is located, provided that Property Manager shall be reimbursed by Owner for the costs of such coverage to the extent provided for in the Business Plan;

              (2) Comprehensive crime coverage (including fidelity, forgery, alteration and counterfeiting and computer crime) in an amount not less than $2,000,000 per each occurrence;

              (3) Commercial general and umbrella liability insurance, written on an occurrence basis, in an amount not less than $10,000,000; and

              (4) Professional liability insurance with an annual limit not less than $5,000,000 per occurrence and in the aggregate with an extended period of indemnity. Such insurance policy shall survive the term of this Agreement for a minimum two (2) year period following the termination of this Agreement.

         Property Manager shall also obtain all insurance coverages applicable to it necessary to satisfy the requirements of any Applicable Loan.

         Notwithstanding the foregoing, Property Manager shall not be required to maintain the stated amounts of, or the types of, insurance coverage required of Property Manager hereunder if such deviation shall have been approved by Owner, such approval not to be unreasonably withheld, conditioned or delayed.

                  (iii) Blanket Insurance. Property Manager may effect any coverage required under this Section III(G) under a blanket insurance policy reasonably satisfactory to Owner.

                  (iv) Policies. The insurance maintained under Section III(G)(i) shall name Owner as the insured and Property Manager as an additional insured and Property Manager shall cause itself to be named as an insured with respect to the insurance (or bond, as the case may be) maintained under Sections 1II(G)(ii) (2), (3) and (4). The insurance under such Sections III(G)(ii)(2), (3) and (4) shall also name Owner, Property Manager and such persons as Owner may specify, from time to time, as additional insureds, to the extent any such party is not already named as an insured party, or beneficiary, as the case may be, as their interests might appear, and the insurance maintained under Section 111 (G)(ii)(2) shall name Owner as a loss payee. All insurance maintained hereunder shall provide that (i) no cancellation, material change or reduction thereof shall be effective until at least 60 days after receipt by Owner and Property Manager of written notice thereof (or 10 days in the case of non-payment of the premium); and (ii) all losses shall be payable to Owner notwithstanding any act or negligence of Owner, Property Manager or any tenant or their partners, directors, officers, employees or agents which might, absent such agreement, result in a forfeiture of all or part of such insurance payment and notwithstanding (a) the occupation or use of the Property for purposes more hazardous than permitted by the terms of such policy, or (b) any foreclosure or other action or proceeding taken pursuant to the provision of any mortgage with respect to the Property or (c) any change in title or ownership of the Property.

                  (v) Copies of Policies or Certificates. Property Manager shall furnish to Owner, without notice or demand, not later than 15 days prior to the expiration date of each policy required to be maintained hereunder, evidence satisfactory to Owner of the renewal thereof, and evidence satisfactory to Owner of payment of the premiums therefor. Upon Owner's request, Property Manager shall deliver a copy of each policy certified to be a true copy by the insurer or insurance broker with respect to each policy.

                  (vi) Payment of Premiums by Owner. If Property Manager fails to maintain the insurance required to be maintained under this Section 111 (G) or fails to deliver evidence of insurance, Owner may, but shall not be obligated to, obtain such insurance and pay the premiums therefor and in the case of the insurance described in Section 111 (G)(ii) or the duplication of any other insurance described in Section III (G), Property Manager shall, on demand, reimburse Owner for all sums advanced and expenses incurred in connection therewith.

                  (vii) For the avoidance of doubt, it is not the intent that duplicate insurance polices be maintained, and therefore, notwithstanding anything to the contrary contained in items (i) through (vi) above, Property Manager shall not be required to maintain the insurance coverages described therein if, to the extent and for so long as, pursuant to any other agreement entered into by an Affiliate of Property Manager in respect of the Property, such Affiliate shall have procured such insurance.

                  (viii) Subrogation. Owner and Property Manager hereby waive any and all rights of recovery, claim, action or cause of action against the other, its agents, employees, officers, partners, servants or shareholders for any loss or damage to the other's property by reason of fire, the elements, or any other cause which is covered by standard "all risks" property insurance (including comprehensive boiler and machinery coverage) regardless of cause or origin, including negligence of the other party hereto, its agents, employees, officers, partners, servants or shareholders. Each party's property insurance policies shall contain provisions in which the insurer waives its right of subrogation against such other party.

                  (ix) Property Manager shall notify Owner of any material fire or any other material damage to the Property promptly following such casualty. Subject to Owner's consent, except in the case of an emergency, in the event of any personal injury or property damage occurring to or claimed by any tenant or third party on or with respect to the Property, Property Manager shall take such actions as are prudent and consistent with the Operating Standard, subject to the limitations set forth in Section EI(B). Property Manager shall not settle any claims against insurance carriers for damages to the Property or personal injury without the prior written consent of Owner in each instance.

              (H) Real Estate Taxes. Property Manager shall monitor the real estate tax assessments of the Property and the reasonableness thereof in comparison to the assessment of similar properties, consult with, and make recommendations to, Owner concerning the real estate tax assessments of the Property and, at the expense of Owner, take such action thereto as Owner may direct.

              (I) Employing Personnel. Property Manager shall interview, investigate, hire, pay, supervise, discipline and discharge the personnel necessary to be employed in or on the Property in order to manage, maintain and operate the Property in accordance with the Operating Standard and the Business Plan. Property Manager shall comply with all Legal Requirements governing the employment of such personnel, including without limitation laws regarding employment and withholding taxes, workers compensation insurance, employee benefits and employment discrimination. Property Manager shall not discriminate against any employee or applicant for employment because of race, color, religion, national origin, ancestry, physical handicap, age or sex; and all employment advertising shall indicate that Property Manager is an equal opportunity employer. Such personnel shall in every instance be employees of Property Manager and not of Owner. Property Manager represents and warrants that while this Agreement remains in effect, it shall be licensed to carry out its obligations under this Agreement to the extent required by Legal Requirements, except to the extent the failure to maintain such license does not have a material adverse effect on the performance of Property Manager's material obligations under this Agreement.

              (J) Employing Counsel and Other Professionals. Property Manager may, on Owner's behalf and at Owner's expense, employ approved counsel and other professionals in connection with negotiating, amending and renewing Leases consistent with the

Operating Standard and the Business Plan and as otherwise may be required to perform Property Manager's obligations under this Agreement.

              (K) Services with Respect to Applicable Loans. (i) Property Manager shall, at the expense of Owner (i) use commercially reasonable efforts to operate the Property in such a manner as to comply with the terms and provisions of any Applicable Loan, and (ii) pay on behalf of Owner those amounts required to be paid by Owner under any such Applicable Loan.

                  (ii) Property Manager shall deliver to the Owner promptly upon the receipt or sending thereof copies of all notices, reports and other communications between Property Manager and the holder of any Applicable Loan which relate to any existing or pending default thereunder or to any material financial or operational information required by such holder.

                  (iii) Without the consent of Owner, Property Manager shall not modify, or in any way alter, the provisions of any Applicable Loan.

                  (iv) If applicable, Property Manager shall prepare all information, schedules and reports necessary to calculate and/or support the covenants relating to the operating results of the Property in any Applicable Loan. This shall include, but not be limited to, preparing rent rolls, copies of tenant leases, historic income and expense data and net operating income calculations for the Applicable Loan, and providing debt covenant compliance information. Owner shall provide Property Manager with the information necessary to prepare such information, schedules and reports to the extent not in Property Manager's possession. If such information, schedule and reports are required to be audited, the cost of the audit shall be an expense of Owner.

              (L) Miscellaneous. (i) Records. Property Manager shall maintain full and complete records, books, and accounts (including equipment guarantees, warranties and construction plans) relating to the Property in a manner consistent with the Operating Standard. Owner shall have the right (at its sole expense) to inspect and audit or have audited by independent third party auditors such records and statements required by this Agreement at reasonable hours during the term of this Agreement and at any time during the term of this Agreement and within thirty (30) days after its termination to make and take copies of all bank statements, check registers, canceled checks and invoices, bills and supporting data related to the Property.

                      (ii) Tenant Complaints. Consistent with the Operating Standard, Property Manager shall maintain businesslike relations with tenants and shall maintain and, if requested, provide to Owner in a timely manner, records setting forth tenants' service requests and complaints received and Property Manager's action taken to resolve the same.

                      (iii) Inspections. As part of a continuing program to secure full performance by tenants of all maintenance and other obligations for which they are responsible, Property Manager shall make regular inspections of the Property, including all rentable and common areas, and, in addition, shall make such other inspections as may be consistent with the Operating Standard.

                      (iv) Personnel Returns Required by Law. Property Manager shall prepare, execute and file punctually when due (after giving effect to permitted extensions) all fauns, tax returns and other reports required by law relating to the employment of personnel. Property Manager shall promptly and timely pay all taxes and other payments required in connection therewith.

                      (v) Compliance with Legal Requirements; Contracts. Subject to the limitations set forth in Section III(B) of this Agreement and to the extent the same is materially consistent with the Operating Standard, Property Manager shall take such necessary action to comply with any and all governmental constitutions, statutes, regulations, codes, orders or other requirements affecting the Property from time to time in effect or enacted by any federal, state, county, municipal or other authority having jurisdiction thereover, and to comply with all requirements or orders of the Board of Fire Underwriters or other similar bodies and with all contracts and other agreements affecting the Property (collectively and individually, "Legal Requirements"). Property Manager, however, shall not take any such action so long as Property Manager (with Owner's consent) or Owner is contesting or either party has affirmed to the other its intention to contest (and promptly institutes proceedings contesting) any such Legal Requirement, except that if failure to comply promptly with any such Legal Requirement would or might expose Property Manager or Owner to criminal liability, Property Manager shall cause the same to be complied with, with or without Owner's approval.

         Property Manager, promptly following receipt of notice of any significant violation of any Legal Requirement, shall give written notice of same to Owner and shall deliver to Owner copies thereof. Property Manager shall manage the Property in accordance with, and to comply with, the terms and conditions of Sections 7.10, 7.11 and 7.15 of the Operating Agreement.

                      (vi) Consultation, Meetings. Property Manager shall consult with Owner at Owner's reasonable request and to the extent reasonably necessary or appropriate to enable Property Manager to perform its duties hereunder. Property Manager shall conduct meetings between Owner and Property Manager from time to time as reasonably necessary or appropriate to enable Property Manager to perform its duties hereunder or as requested by Owner. Owner and Property Manager shall each cooperate fully in all reasonable respects (at Owner's expense) with the other in the defense of any claim, action or proceeding relating to the management and/or operation of the Property.

              (M) Renting the Property. Property Manager shall use commercially reasonable efforts consistent with the Operating Standard, the Business Plan and the Leasing Guidelines to lease vacant space at the Property to desirable tenants, and in connection therewith shall consult Owner with respect to rental and renewal of occupancy space to desirable tenants and cooperate with licensed real estate brokers having clients interested in renting space in the Property. The form, content and terms of all Leases and the acceptability of all tenants shall be subject to approval of the Owner and all Leases shall be in Owner's name and executed by Owner unless Owner expressly in writing requests Property Manager, as Owner's property manager, to execute a Lease. Property Manager shall not, without consent of Owner, permit any person to occupy any space in the Property without a written lease approved by Owner. In connection with the leasing of the Property:

                      (i) Enlisting Cooperating Brokers. Property Manager is hereby authorized on behalf of Owner and at Owner's expense to (x) enter into an exclusive agency agreement, the form and substance of which shall be subject to the prior approval of Owner, pursuant to which an independent, unaffiliated third party broker ("Exclusive Broker") will be retained by Property Manager on behalf of Owner to act as Owner's representative and exclusive agent to lease all or a portion of the Property or (y) cooperate with, or permit an Exclusive Broker to cooperate with, third-party real estate brokers representing tenants ("Co-Brokers") and to pay such Exclusive Broker and Co-Brokers a leasing commission as determined by the then current market rates. The parties acknowledge that the current standard commission payable to Property Manager (the "Standard Commission") is set forth on Exhibit F. In the event that Owner or Property Manager shall determine that a change should be made to the Standard Commission due to a change in market rates, such party shall notify the other of such determination (each such notice, a "Commission Change Notice") and the receiving party shall, within 15 days of its receipt of the Commission Change Notice, approve or disapprove of such proposed change to the Standard Commission. If such proposed change is approved, then the Standard Commission shall be changed accordingly with respect to all Leases, amendments, expansions or renewals executed subsequent to such change, except for those which are done in accordance with option terms in a then existing Lease, in which case the Standard Commission in effect at the time of the original execution of such Lease shall apply. Notwithstanding the foregoing, the Standard Commission shall not be changed (a) earlier than the date three
(3) years after the date hereof and (b) thereafter, earlier than the third anniversary of the most recent change in the Standard Commission.

                      (ii) Advertising the Property. Property Manager shall advertise the Property or portions thereof, prepare and secure advertising signs, publish and distribute brochures, and advertise in periodicals and other forms of advertising in accordance with the Operating Standard and the Business Plan.

                      (iii) Referrals; Negotiating. Owner shall refer to Property Manager all inquiries for any rental of space or for renewals of Leases; and, except as hereinafter set forth, all negotiations connected therewith shall be conducted solely by or under the direction of Property Manager. Property Manager shall make such investigation of prospective tenants as shall be consistent with the Operating Standard. Owner hereby acknowledges that Property Manager manages and acts as leasing agent for, and Affiliates of Property Manager own (directly or indirectly), other properties in the New York City metropolitan area (each such property, an

"Other Reckson Property") which may be competitive with the Property and that the continuation of such management, leasing or ownership shall not serve as the basis of any claim against, or result in any liability to, Property Manager or its Affiliates. Notwithstanding the foregoing sentence, (x) Property Manager shall notify the Investor Report Recipient in the Monthly Report delivered to Owner pursuant to Section lll(D)(iii), if to the actual knowledge of Property Manager any tenant at the Property leases space at an Other Reckson Property and (y) Property Manager shall not unfairly allocate leasing opportunities to Other Reckson Properties (i) which are appropriate for the Property, (ii) if the Property can satisfy all of the prospective tenant's specific leasing requirements and (iii) which (if consummated) would comply with the Business Plan. As used herein, the phrase "actual knowledge of Property Manager" shall mean the actual knowledge of _____________, __________________________________________
and _______________________________, or any other individual who succeeds to their duties at the Property Manager.

         IV. Compensation. The compensation of Property Manager for the performance of its obligations under this Agreement shall be as follows:

              (A) Management Fee. Property Manager shall be compensated for its services under this Agreement in an amount equal to 2% of Gross Collections (hereinafter defined) collected by Property Manager in the current calendar month as set forth in the Monthly Report (the "Management Fee"). Property Manager shall include in the Monthly Report the calculation used in determining the Management Fee. The Management Fee for each month shall be accrued as of last day of such month. Property Manager is authorized to pay itself the Management Fee at any time subsequent to the date that the Management Fee is accrued and the Monthly Report has been delivered to Owner.

              (B) Leasing Commissions. For Property Manager's services under this Agreement, Owner shall pay to Property Manager a leasing commission ("Leasing Commission") in the following manner:

                      (i) Existing Leases. Property Manager shall not be entitled to a Leasing Commission with respect to the current term of any Lease executed by Owner prior to the date hereof (each, an "Existing Lease"), whether or not the terms of such Existing Lease have commenced or the tenants under such Lease have commenced to occupy the space; provided, that, subject to the limitations set forth in subparagraph (v) below, Property Manager shall receive a Leasing Commission in connection with (a) any renewal of any Existing Lease (as further provided in this subparagraph), (b) the expansion of the space presently covered by such Existing Lease (as further provided in this subparagraph), or (c) an amendment of an Existing Lease that results in additional income to Owner. If at any time during the term of this Agreement, the term of a Lease is renewed or extended pursuant to any option(s) or right(s) contained in the Lease, then, in such event, Owner shall pay a Leasing Commission to Property Manager based on the aggregate Base Rent for the renewal or extension terms(s) and computed at the rates set forth in Exhibit F, except that the additional commission(s) shall be calculated at the percentage rate level that would have applied if the renewal or extension period were a part of the initial term of the Lease. If at any time during the term of this Agreement (i) the term of a Lease is renewed or extended not pursuant to any option(s) or right(s) contained in the Lease; or (ii) a tenant leases other or additional space(s) from Owner; then, in such event, Owner shall pay a Leasing Commission to Property Manager based on the aggregate Base Rent for the renewal or extension terms(s) or for such other or additional space(s) and computed at the rates set forth in Exhibit F as if such renewal or extension were a new Lease for the space affected thereby.

                  (ii) Space Occupied by Owner and by Agent. Property Manager shall not be entitled to a Leasing Commission on account of any space in the Property leased to or occupied by Owner, by Property Manager, or by any Affiliate of Owner or Property Manager, where such leased or occupied space is used primarily for the management and operation of the Property.

                  (iii) New Leases and Expansions. In connection with (a) all new Leases (and the renewals of such new Leases or the expansion of the premises demised pursuant to such new Leases during the term of this Agreement) and (b) those instances set forth in paragraph (i) above where Property Manager shall be entitled to a Leasing Commission, Property Manager shall receive the following as a Leasing Commission: (1) if a Co-Broker is entitled to a leasing commission, Property Manager shall be entitled to a Leasing Commission in an amount equal to 50% of the Standard Commission or (2) if no Co-Broker is involved in the transaction, Property Manager shall be entitled to a Leasing Commission equal to 100% of the Standard Commission. Notwithstanding anything to the contrary contained herein, Property Manager shall not be entitled to a Leasing Commission hereunder in respect of any Lease for which an Exclusive Broker was retained, except to the extent that the amount to be paid to the Exclusive Broker in respect of such Lease is less than the amount which would have been paid to Property Manager hereunder if no Exclusive Broker had been involved in which event Property Manager shall be entitled to the differential.

                  (iv) Payment of Leasing Commissions. Leasing Commissions shall be due and payable to Property Manager as follows: (1) with respect to a new Lease, Lease amendment, Lease expansion or Lease renewal (other than to evidence the exercise of a Lease expansion or renewal option, which shall be governed by clause (2) of this sentence), 50% upon the execution and delivery of a final Lease (or Lease amendment) by Owner and tenant and 50% upon the taking of occupancy and the commencement of rent payments and (2) with respect to a Lease expansion option or Lease renewal option, the date such tenant exercises its option; provided, however, that if the tenant defaults prior to paying the first month's rent with respect to the expansion space (in the case of a Lease expansion option) or the first month's rent with respect to the renewal period (in the case of a Lease renewal option), (as the case may be) and the Lease is terminated on account thereof, Property Manager shall refund the Leasing Commission paid with respect to such Lease expansion option or Lease renewal option. If a tenant has an option to terminate its Lease (exclusive of an option contingent on a casualty, condemnation, landlord default or the like), with or without a termination fee, prior to the expiration of the term thereof, then in no event shall Property Manager be entitled to that portion of the Leasing Commission attributable to the part of the term of such lease taking place after the effective date of such possible termination until the later to occur of the dates determined in accordance with the first sentence of this Section IV(B)(iv) and the date that such tenant either waives its right to terminate the Lease or the option to terminate expires.

                  (v) Commission After Termination. Property Manager shall not be entitled to a Leasing Commission respecting (a) a Lease or (b) any renewal or expansion by a tenant, in each case occurring after termination of this Agreement. Notwithstanding the foregoing, Property Manager shall be entitled to a Leasing Commission for (x) any Leasing

Commission accruing through the date of the termination of this Agreement which was not yet payable as of the date of the termination and (y) all Prospective Tenants (as hereinafter defined) with whom Property Manager was in negotiation at the time of the giving or receipt of such notice of termination, further provided that within 15 days following notice of termination of this Agreement, Property Manager shall register with Owner in writing a list of all such Prospective Tenants and setting forth with respect to each such Prospective Tenant, the tenant's name and address, and the space(s) in the Property for which negotiations were then in progress, and further provided that, within a period of 180 days after the effective date of termination, a Lease with such Prospective Tenant was actually entered into. In no event, however, shall a Leasing Commission be payable to Property Manager in connection with a subsequent Lease amendment, Lease expansion or Lease renewal with a Prospective Tenant. As used herein the term "Prospective Tenants" shall mean (i) prospective new tenants who submitted a written offer to lease, or solicited and received from Property Manager a written leasing proposal with respect to, space at the Property and (ii) existing tenants with whom Property Manager was negotiating for renewal of their Leases and/or expansion of their premises. The provisions of this Article (IV) shall survive the termination of this Agreement.

         V. Bank Account. Owner shall have established or shall establish a bank account (the "Bank Account") into which all funds collected by Property Manager for the benefit of Owner under this Agreement shall, without exception, be deposited promptly by Property Manager. The Bank Account shall be in Owner's name, and Property Manager and Owner shall be authorized to deposit and withdraw moneys from the Bank Account in accordance with this Agreement. Owner and Property Manager shall maintain in the Bank Account the Property Level Reserves to permit the proper and timely performance by Property Manager of its obligations under this Agreement and to maintain the Operating Standard, taking into account anticipated future revenues and expenses. To the extent required by Legal Requirements, Applicable Loans or Leases, Property Manager shall deposit any security deposits received by Property Manager in a separate bank account in the name of, and for the benefit of, Owner to be administered and applied by Property Manager on behalf of Owner in accordance with the above. Property Manager, on behalf of Owner, shall pay all amounts payable under this Agreement from the Bank Account.

         VI. Hold Harmless

              (A) Owner agrees to (i) indemnify and hold and save Property Manager free and harmless from any damages or injuries to persons or property by reason of any cause whatsoever either in and about the Property or elsewhere when Property Manager is carrying out the provisions of this Agreement or acting under the express or implied directions of Owner; (ii) reimburse Property Manager upon demand for any monies which Property Manager is required to pay out for any reason whatsoever, either in connection with, or as an expense in defense of, any claim, civil or criminal action, proceeding, charge or prosecution made, instituted or maintained against Property Manager, or Owner and Property Manager jointly or severally, affecting or due to the condition or use of the Property, or acts or omissions of employees of Owner, or arising out of or based upon any law, regulation, discriminatory practices (sexual or harassment), requirement, contract or award relating to the hours of employment, working conditions, wages and/or compensation of employees or former employees of Owner, or otherwise in connection with the ownership, operation, leasing, maintenance or status of the Property or the performance by Property Manager of its duties under this Agreement; and (iii) defend promptly and diligently, at Owner's sole expense, any claim, action or proceeding brought against Property Manager, or Property Manager and Owner jointly or severally, arising out of or connected with any of the foregoing, and to hold harmless and fully indemnify Property Manager from any judgment, loss or settlement on account thereof; provided, however that Owner shall have no obligation under
(i)-(iii) hereof with respect to any matter for which it is finally determined that Property Manager is obligated to indemnify Owner under (B) below, although pending such a determination Owner shall advance the cost of defense subject to a right to recoup the same upon final determination that Property Manager is not entitled to indemnification hereunder.

              (B) Property Manager shall indemnify and hold Owner, its members and their respective stockholders, partners, members, directors and officers harmless from and against any and all expenses (including reasonable attorney's fees), claims, damages, losses, actions, suits, proceedings and liabilities caused or occasioned by or arising out of the acts or omissions of the Property Manager or its officers (but only if such officers are acting in connection with their employment) which constitute a material breach of this Agreement, fraud, gross negligence, or willful misconduct of Property Manager, or actions which Property Manager did not in good faith believe to be within the scope of the authority conferred upon Property Manager hereunder.

         VII. Termination

                  (A) During the term of this Agreement, including any renewal term, Investor on behalf of Owner may terminate this Agreement upon at least ten (10) Business Days' prior written notice to Property Manager if a Reckson Member is removed as Administrative Member pursuant to Section 7.03(b) of the Operating Agreement or otherwise voluntarily ceases to be Administrative Member.

                  (B) In the event of (x) a sale (including a sale by foreclosure or deed in lieu of foreclosure) or other disposition of the Property or all or substantially all of the LLC Assets, or (y) any other event set forth in Section 11.01 of the Operating Agreement, this Agreement shall automatically terminate.

                  (C) If any one or more of the following events (each, an "Event of Default") shall occur and be continuing:

                      (i) if it is finally determined by a court or forum of competent jurisdiction that Property Manager (at the direction of a Senior Officer) or any of its Senior Officers committed an act which constitutes fraud, embezzlement or theft with respect to the Property (in each case);

                      (ii) if it is finally determined by a court or forum of competent jurisdiction that an act which constitutes fraud, embezzlement or theft with respect to the Property (in each case) is committed by Property Manager or by any employee of the Property Manager who is either employed at Property Manager's central office or are the building manager, assistant building manager or their administrative staffs and Owner is not compensated for any uninsured losses (including deductibles) it may have sustained as a result of such act within ten (10) business days after notice from Owner, provided that in the event that Property Manager disputes the existence or amount of such loss and such dispute is submitted to arbitration pursuant to Section XVII herein within such ten (10) business day period, such ten (10) business day period shall commence on the date such arbitration has been finally determined;

                      (iii) if Property Manager shall fail to comply with any provision of this Agreement (other than those described in Section VII(C)(i), (ii) or (iv)) and such default shall continue for thirty
        (30) days after notice of such default is given by Owner to Property Manager; or (2), if such default cannot reasonably be cured within such thirty (30) day period, if Property Manager shall fail promptly to commence within such thirty (30) day period and thereafter diligently prosecute the curing of such default and, if there is a material adverse effect on Owner or the Property by reason of Property Manager's failure to comply with such provision of this Agreement, complete the same within ninety (90) days after notice; provided that in the event that Property Manager disputes the existence of such default and such dispute is submitted to arbitration pursuant to
        Section XVII herein within the time periods described in clauses (1) and (2) above, such time periods shall be tolled until such arbitration has been finally determined; or

                      (iv) if Property Manager shall become Bankrupt (as defined in the Operating Agreement);

              then, at any time during the continuance of such Event of Default, Owner shall have the right to terminate this Agreement by notice to Property Manager and to exercise any and all other rights and remedies available under this Agreement and at law or in equity.

              (D) Property Manager may terminate this Agreement at any time upon 45 days' prior written notice, which notice shall specify the effective date of termination.

              (E) Upon termination:

                      (i) Property Manager shall have the right to remove from the Property, without compensation to Owner, any computer equipment and any proprietary software owned by Property Manager; and

                      (ii) any signage indicating the management of the Property must be removed by Property Manager from the Property.

              (F) Notwithstanding the termination of this Agreement under this
Section VII, Owner and Property Manager shall be liable for and shall be obligated to perform their respective duties or obligations under this Agreement up to and including the effective date of termination and Property Manager shall be entitled to compensation in accordance with this Agreement accruing through the date of termination, as well as any compensation which may be owed to Property Manager after the termination of this Agreement pursuant to this Agreement. Upon any such termination, Property Manager shall forthwith (i) deliver to Owner, when received, any funds due Owner under this Agreement but received after such termination, (ii) deliver to

Owner all materials and supplies, and keys, Leases, contracts and documents, and such other accounting, paper, correspondence, files and records pertaining to the Property or to this Agreement, (iii) assign to Owner, or to anyone designated by Owner without recourse, representation or warranty, any then existing Contracts as Owner shall require, (iv) furnish to Owner, or to anyone designated by Owner, all such information, and take all such action as Owner shall require in order to effectuate a professional, orderly and systematic ending of Property Manager's duties and activities hereunder. Within twenty
(20) days after the effective date of any such termination, Property Manager shall deliver to Owner a Monthly Report for the period since the last Monthly Report, and within ninety (90) days after the effective date of any such termination, Property Manager shall deliver to Owner the Annual Report for the Fiscal Year or portion thereof ending on the effective date of termination.

         VIII. Notices. All notices required or permitted by any party under this Agreement to be in writing shall be in writing, and served upon any party by (A) personal delivery, (B) United States mail, postage prepaid, by registered or certified mail, return receipt requested, (C) telecopier with confirmation of receipt, with a copy of such notice by overnight courier sent on the same day in accordance with (D) below, or (D) overnight courier, in each instance addressed to the respective parties at their respective addresses as set forth below:

         To Property Manager:

                c/o Reckson Associates
                225 Broadhollow Road
                CS5341
                Melville, New York 11747-0983
                Attention:      General Counsel
                Telephone:      (631) 694-6900
                Telecopier:     (631) 622-8994

                with copies to:

                Fried, Frank, Harris, Shriver & Jacobson LLP
                One New York Plaza
                New York, New York 10004
                Attention:      Joshua Mermelstein, Esq.
                Telephone:      (212)   859-8137
                Telecopier:     (212)   859-4000

                ---------------------------------------------
                ---------------------------------------------
                ---------------------------------------------
                Attention:
                                -----------------------------
                Telephone:
                                -----------------------------
                Telecopier:
                                -----------------------------
                and

                ---------------------------------------------
                ---------------------------------------------
                ---------------------------------------------
                Attention:
                                -----------------------------
                Telephone:
                                -----------------------------
                Telecopier:
                                -----------------------------


         To Owner:

                c/o Reckson Associates
                225 Broadhollow Road
                CS5341
                Melville, New York 11747-0983
                Attention:      General Counsel
                Telephone:      (631) 694-6900
                Telecopier:     (631) 622-8994

                with copies to:

                c/o Reckson Associates
                1350 Avenue of the Americas
                Suite 901
                New York, New York 10019
                Attention:      Philip M. Waterman III
                Telephone:      (212) 715-6522
                Telecopier:     (212) 715-6535

                Fried, Frank, Harris, Shriver & Jacobson LLP
                One New York Plaza
                New York, New York 10004
                Attention:      Joshua Mermelstein, Esq.
                Telephone:      (212) 859-8137
                Telecopier:     (212) 859-4000

                JP Morgan Investment Management Inc.
                522 Fifth Avenue
                New York, New York 10036
                Attention:      Scott MacDonald
                Telephone:      (212) 837-1818
                Telecopier:     (212) 837-1774

                Stroock & Stroock & Lavan LLP
                180 Maiden Lane
                New York, New York 10038
                Attention:      Brian Diamond, Esq.
                Telephone:      (212) 806-5569
                Telecopier:     (212) 806-6006

         and

                NAPI REIT, Inc.
                c/o Prudential Property Investment Managers Limited Princeton House
                271/273 High Holborn
                London, England WCIV 7NE
                United Kingdom
                Attention:       David Jackson
                Telephone:
                                -------------------------
                Telecopier:     011-44-207-548-6662

         Each notice, demand, request or communication which shall be mailed, delivered or transmitted in the manner described above shall be deemed, given, served or delivered at such time as it is received by the addressee upon presentation or at such times as delivery is attempted in the case of any change in address as to which notice was not given to the other party as required hereunder or in the case of a refusal to accept delivery. Counsel for each party may deliver notices on behalf of such party.

         IX. No Joint Venture. Nothing herein shall be deemed or construed to create any partnership, joint venture or other form of joint enterprise between the parties hereto.

         X. Agreement Not Assignable. This Agreement is personal in nature, and neither party may, without the express prior written consent of the other party, assign or transfer its rights hereunder, nor permit any assignee or transferee to assume its obligations hereunder. Without intending to limit the foregoing, each party is expressly prohibited from appointing sub-agents without the express prior written consent of the other party. Notwithstanding the foregoing, without Owner's consent, Property Manager may (A) assign its rights under this Agreement and (B) transfer its ownership interests, so long as in each case (i) Property Manager shall remain an Affiliate of the Reckson Members (as such term is defined in the Operating Agreement) at all times following the effective date of such assignment or transfer and (ii) with respect to any assignment of this Agreement, (x) Property Manager shall have given written notice thereof to Owner not less than ten (10) days prior to the proposed effective date of such assignment, (y) Property Manager shall not be released from any of its obligations under this Agreement accruing prior to such assignment, and (z) Property Manager shall be released from any of the obligations of Property Manager under this Agreement accruing after such assignment.

         XI. Entire Agreement and Binding Effect. This Agreement shall constitute the entire agreement between the parties hereto and no modification or amendment thereof shall be effective unless made by supplemental agreement in writing, executed by both of the parties hereto. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto, and, to the extent assignment does not violate the provisions of Section X hereof, upon their respective successors and assigns.

         XII. New York Law. This Agreement is made under and shall be governed by the laws of the State of New York without giving effect to principles of conflict of laws.

         XIII. Attorneys' Fees. In the event of any action between Property Manager and Owner seeking enforcement of any of the teens and conditions of this Agreement, the prevailing party in such action shall be awarded, in addition to damages, injunctive or other relief, its reasonable costs and expenses, including reasonable attorneys' fees.

         XIV. Authority. Subject to the limitations set forth in this Agreement (including, without limitation, the terms and provisions of Article XXI hereof), Property Manager may enter into and execute any agreement or agreements (other than Leases, Lease amendments, renewals, modifications, terminations or surrenders which shall be entered into and executed only by Owner) and any other instruments or documents and take all actions consistent with the Operating Standard and the Business Plan, for, and on, Owner's behalf as shall be necessary to carry out the intent and purposes of this Agreement. All actions taken by Property Manager on behalf of Owner shall be binding on Owner and all third parties shall be entitled to rely on any document signed, or actions taken, by Property Manager to be the action or obligation of Owner.

         XV. Signage. Subject to Article XIX, Owner may cause Property Manager to place at the Property signs, logos and other items identifying the ownership of the Property.

         XVI. Independent Contractor. Property Manager understands and agrees that its relationship to Owner is that of independent contractor and that it will not represent to anyone that its relationship to Owner is other than that of independent contractor.

         XVII. Arbitration

              (A) Any dispute under this Agreement shall be finally settled by arbitration in accordance with CPR Institute for Dispute Resolution Rules for Non-Administered Arbitration (the "CPR"), except as modified herein. The place of arbitration shall be New York, New York. Either Party may commence arbitration by addressing to the other party a written notice of arbitration. Within 5 days after receipt of the written notice of arbitration, the respondent shall deliver to the claimant a written notice of defense. In the event respondent does not deliver such a written notice, all claims set forth in the demand shall be deemed denied.

              (B) The arbitration shall be conducted by a sole arbitrator jointly appointed by the parties within 10 days of receipt by the respondent of the written notice of arbitration. If the parties have not jointly appointed an arbitrator by that time, either party may request the CPR to appoint the sole arbitrator, and the CPR shall endeavor to make the appointment within 5 days of that request; provided, however, that its failure to meet that deadline shall in no way impair the effectiveness of the appointment. The CPR shall endeavor to appoint as arbitrator a person with substantial experience in the real estate business, but the appointee's qualifications or lack of qualifications in this respect shall under no circumstances impair the effectiveness of the appointment or provide cause for challenge. The CPR shall have no obligation to follow the procedures set forth in Rule 6, but shall instead appoint a person whom it deems qualified to serve.

              (C) The arbitrator shall have authority to take all steps necessary and appropriate in order to hold a hearing within 40 days of his or her appointment and to render an award within 5 days thereafter. The arbitrator shall have full discretion to set the procedure or modify the rules governing the arbitration in any way he or she deems necessary in order to meet those deadlines; provided, however, that failure to meet those deadlines shall in no way affect the validity or effectiveness of the award.

              (D) The arbitration and this clause shall be governed by Title 9 (Arbitration) of the United States Code, the decision of the arbitration shall be final and judgment on the award may be entered by any court of competent jurisdiction. The parties herewith consent to jurisdiction in the federal and state courts located in the county of New York, New York, for the purpose of enforcing the award.

              (E) Each party is required to continue to perform its obligations under this Agreement pending final resolution of any dispute arising out of relating to this Agreement, unless to do so would be impossible or impracticable under the circumstances.

         XVIII. Severability. If any provision of this Agreement or the application thereof to any person or circumstances shall be held invalid or unenforceable, the other provisions of this Agreement or the application of such provision to other persons or circumstances shall not be effected thereby but shall continue to be valid and enforceable to the fullest extent permitted under applicable law.

         XIX. Confidentiality. Property Manager agrees not to disclose the terms of this Agreement without the prior written consent of Owner, except (i) pursuant to a subpoena or order issued by a court, arbitrator or governmental body, agency or official, (ii) pursuant to any freedom of information laws, or
(iii) pursuant to any other governmental requirements. To avoid any ambiguity, Property Manager, Investor and Owner recognize and agree that the Reckson Members (as defined in the Operating Agreement) may be required to file a copy of this Agreement with the Securities and Exchange Commission. In the event that Property Manager shall receive a request to disclose any of the teii11s of this Agreement under a subpoena or order, Property Manager shall (x) promptly notify Owner in writing, (y) consult with Owner on the advisability of taking steps to resist or narrow such request, and (z) if disclosure is required or deemed advisable, reasonably cooperate with the Owner (at no cost to Property Manager) in any attempt it may make to obtain an order or other assurance that confidential treatment will be accorded those terms of this Agreement that are disclosed.

         XX. GACC Loan. The parties acknowledge that Owner and German American Capital Corporation ("Lender") entered into a certain Loan and Security Agreement (the "Loan Agreement"), dated as of August 3, 2005. Pursuant to
Section 3.1.9 of the Loan Agreement, (x) all Rents (as defined in the Loan Agreement), other than Security Deposits, shall be placed into lender's depository account (the "Depository Account") prior to being transferred into the Bank Account. Accordingly, in the event Property Manager shall receive any such Rents, other than Security Deposits, directly from a tenant or other party, Property Manager shall, within 2 Business Days upon receipt thereof, deposit the same into the Depository Account.

         XXI. Major Decisions. Owner and Property Manager acknowledge that they are familiar with the Operating Agreement. Notwithstanding anything to the contrary contained herein, so long as Property Manager is an Affiliate of the Administrative Member:

              (A) The consent of Owner shall be deemed to be given with respect to any matter or action to be taken by Property Manager which, under the terms of this Agreement, requires the consent of Owner, unless such matter or action is a Major Decision (as defined in the Operating Agreement) or otherwise requires the consent of the Management Committee or Investor pursuant to the Operating Agreement.

              (B) Property Manager shall not, without the prior consent of Owner, take any action that would constitute a Major Decision or which is otherwise subject to the Management Committee's or Investor's approval under the Operating Agreement, which consent must be evidenced by the written consent of the Management Committee or Investor, as applicable.

              (C) Anything contained in this Agreement and/or the Operating Agreement to the contrary notwithstanding, Property Manager acknowledges and agrees that (x) Investor's prior written approval shall be required for any material change in the method, manner, form or content of any reporting required hereunder, (y) Investor shall have the right, pursuant to Section 7.04(c) of the Operating Agreement, to enforce the obligations of Property Manager under this Agreement and (z) Investor and its personnel and accountants shall have all of the rights afforded to Owner and its personnel and Auditor, to inspect, copy and/or audit the books, records, reports and returns prepared and maintained by Property Manager pursuant to this Agreement.

              [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

            IN WITNESS WHEREOF, Owner and Property Manager have each caused their duly authorized officers to execute this Agreement as of the day and year first written above.

                        OWNER:
                        ------

                        RECKSON COURT SQUARE, LLC, a Delaware
                        limited liability company


                        By: One Court Square Holdings LLC, a Delaware
                            limited liability company, its sole member


                            By: One Court Square Member LLC, a
                                Delaware limited liability company,
                                its administrative member


                                By: Reckson Operating Partnership, L.P.,
                                    a Delaware limited partnership,
                                    its sole member


                                    By: Reckson Associates Realty Corp.,
                                        a Maryland corporation, its
                                        general partner


                                        By:
                                           ----------------------------------
                                           Name:
                                           Title:


                        PROPERTY MANAGER
                        ----------------

                        RANY MANAGEMENT GROUP, INC.


                        By:
                           --------------------------------------------------
                           Name:
                           Title:

                        Investor Acknowledgement
                        ------------------------

                        Investor hereby acknowledges that it has received a copy of and is aware of all of the provisions of this Agreement.

                        ONE COURT SQUARE INVESTOR, LLC, a Delaware limited liability company

                        By: JPM I&G Domestic JV 13, LLC, a Delaware
                            limited liability company

                            By: JPM I&G Domestic REIT, Inc.


                                By:
                                   ------------------------------------------
                                   Name:
                                   Title:


                        By: JPM I&G Direct JV 13, LLC, a Delaware
                            limited liability company

                            By: J.P. Morgan U.S. Real Estate Income and Growth
                                Direct, LP, a Delaware limited partnership

                                By: I&G Manager, LLC, its general partner


                                    By:
                                       -------------------------------------
                                       Name:
                                       Title:


                        By: I&G Cayman Sub Corp JV 13, Inc., a Delaware
                            corporation

                            By:
                               ---------------------------------------------
                               Name:
                               Title:

                        By: SSPF One Court Square Member, LLC, a Delaware
                            limited liability company

                            By: Commingled Pension Trust Fund (Special
                                Situation Property) of JPMorgan Chase
                                Bank, N.A.


                                By:
                                   ------------------------------------------
                                   Name:
                                   Title:


                        By: NAPI REIT, inc., a Maryland corporation


                            By:
                               ---------------------------------------------
                               Name:
                               Title:

                                   Exhibit A

                          Description of the Property
                          ---------------------------


ALL THAT CERTAIN PLOT, PI FEE, OR PARCEL OF LAND, SITUATE, LYING, AND BEING IN THE BOROUGH AND COUNTY OF QUEENS, CITY AND STATE OF NEW YORK, BOUNDED AND DESCRIBED AS FOLLOWS:

BEGINNING AT THE CORNER FORMED BY THE INTERSECTION OF THE NORTHWESTERLY SIDE OF JACKSON AVENUE WITH THE WESTERLY SIDE OF COURT SQUARE;

RUNNING THENCE SOUTH 33 DEGREES 20 MINUTES 00 SECONDS WEST AND ALONG THE NORTHWESTERLY SIDE OF JACKSON AVENUE, 220.449 FEET TO THE NORTHERLY SIDE OF 45TH AVENUE;

THENCE SOUTH 75 DEGREES 17 MINUTES 05.2 SECONDS WEST AND ALONG THE NORTHERLY SIDE OF 45TH AVENUE, 286.083 FEET;

THENCE NORTHERLY AT RIGHT ANGLES TO THE NORTHERLY SIDE OF 45TH AVENUE,
25.003 FEET;

THENCE WESTERLY PARALLEL WITH THE NORTHERLY SIDE OF 45TH AVENUE, 90.027 FEET TO THE EASTERLY SIDE OF 23RD STREET;

THENCE NORTH 14 DEGREES 42 MINUTES 54.8 SECONDS WEST AND ALONG THE EASTERLY SIDE OF 23RD STREET, 75.011 FEET;

THENCE EASTERLY AT RIGHT ANGLES TO THE EASTERLY SIDE OF 23RD STREET, 115.013
FEET;

THENCE NORTHERLY AT RIGHT ANGLES TO THE LAST MENTIONED COURSE, 100.015 FEET TO THE SOUTHERLY SIDE OF 44TH DRIVE;

THENCE NORTH 75 DEGREES 17 MINUTES 05.2 SECONDS EAST AND ALONG THE SOUTHERLY SIDE OF 44TH DRIVE, 425.048 FEET TO THE CORNER FORMED BY THE INTERSECTION OF THE SOUTHERLY SIDE OF 44TH DRIVE WITH THE WESTERLY SIDE OF COURT SQUARE;

RUNNING THENCE SOUTH 14 DEGREES 42 MINUTES 54.8 SECONDS EAST AND ALONG THE WESTERLY SIDE OF COURT SQUARE 52.659 FEET TO THE CORNER FORMED BY THE INTERSECTION OF THE NORTHWESTERLY SIDE OF JACKSON AVENUE WITH THE WESTERLY SIDE OF COURT SQUARE, THE POINT OR PLACE OF BEGINNING.

         FOR INFORMATION ONLY:          BLOCK 79    LOT 30

                                   Exhibit B

                             Intentionally Omitted
                             ---------------------

                                   Exhibit C

                           Sample Reporting Package
                           ------------------------

                                   Exhibit D

                              UBTI Questionnaire
                              ------------------

------------------------------------------------------------------------------





                     Real Property Title-Holding Company


                     Compliance Questionnaire



------------------------------------------------------------------------------

TABLE OF CONTENTS
-------------------------------------------------------------------------------


--------
Section
   1
--------
/ /           General Information on Title-Holding Company (THC)..............1



--------
Section
   2
--------
/ /         General Information on Property..................................3

/ /         Nature of Investment in Property.................................3

/ /         Debt.............................................................4



--------
Section
   3
--------
            a.  Office Building..............................................5

            b.  Retail.......................................................8

            c.  Industrial..................................................11

            d.  Residential.................................................14

            e.  Hotel.......................................................17

            f.  Land........................................................19



--------
Appendix

--------
/ /         Real Property Title-Holding Tax Questionnaire Instructions......20

Section
   1
------------------------------------------------------------------------------

General Information on Title-Holding Company (THC)


         1. THC Name:
                      --------------------------------------------------------

         2. Basis for federal tax-exemption: / / Section 501(c)(2) / / Section 501(c)(25)


         3. State of Incorporation:
                                    ------------------------------------------

         4. Does the THC engage in any activities other than acquiring real property, holding title to such property, collecting income from the property, and remitting income from the property to the investors in the THC?

            / / YES  / / NO     If yes, please describe.

            ------------------------------------------------------------------

            ------------------------------------------------------------------


         5. Does the THC have any income other than income from real property {e.g. rents }? {See also questions below relating to facilities and services}

            / / YES  / / NO     If yes, please describe.

            ------------------------------------------------------------------

            ------------------------------------------------------------------


         6. Does THC pay over its net income to its owners?

            / / YES  / / NO


         7. Has the THC complied with all federal, state and local information reporting requirements such as the sending of form's 1099 to contractors and vendors with copies to the IRS?

            / / YES  / / NO


         8. Has the IRS or any state or local tax agency examined the THCs compliance in the information reporting area?

            / / YES  / / NO

            a. Have any penalties been assessed?

               / / YES  / / NO   If yes, please attach documentation.


         9. Have sales tax filings been made with respect to out of state purchases made by THC where the seller did not charge sales tax?

            / / YES  / / NO

         10. Has any state or local tax agency examined the THCs compliance in the sales tax area?

             / / YES  / / NO  If yes, please attach documentation.

             a. Were any additional tax or penalties assessed?

                / / YES  / / NO   If yes, what was the outcome?


         11. Has THC evaluated its real estate tax assessments to make sure no property is over assessed?

             / / YES  / / NO

             a. Have any assessments been challenged?

                / / YES  / / NO   If yes, what was the outcome?

             -----------------------------------------------------------------

             -----------------------------------------------------------------


         12. Have careful reviews of personal property tax filings and assessments been made to make certain they are proper?

             / / YES  / / NO


         13. Has any state or local tax agency examined the THCs compliance in the personal property tax area?

             / / YES  / / NO   If yes, please attach documentation.

             a. Were any additional tax or penalties assessed?

                / / YES  / / NO   If yes, what was the outcome?

             -----------------------------------------------------------------

             -----------------------------------------------------------------


         14. Is the THC registered to do business in the appropriate states?

             / / YES  / / NO


         14. How much did the THC pay for tax return preparation last year?

             $
              ----------------------


         16. Was an accounting firm engaged, and if so, which firm?

             / / YES  / / NO


         -------------------------------------




    ----------------------------------------------------------------------
      Please attach copies of organizing documents, investor agreements,
          IRS determination letter request, IRS determination letter, and prior three years financial statements and IRS forms
               990 and 990-T Also, please enclose for the prior
                   three years any state and local returns.
    ----------------------------------------------------------------------

    2

General Information On Property


         1. Name of property:
                                ---------------------------------------------

         2. Address of property:
                                ---------------------------------------------

                                ---------------------------------------------

         3. Type of property {please fill out appropriate form in section 3 for this type of property}

            / / Office {Sec.3a - page 5}        / / Residential {Sec.3d - page
                                                    14}
            / / Retail {Sec.3b - page 8}        / / Hotel {Sec.3e - page 17}
            / / Industrial {Sec.3c - page 11}   / / Land {Sec.3f - page 191}

            / / Other
                      -------------------------------------------------------

         4. Property manager:
                                ---------------------------------------------

         5. Property manager contact:
                                       --------------------------------------

         6. Contact phone number:
                                   ------------------------------------------



Nature of Investment in Property

         1. Nature of THC investment in property:
                                                  ---------------------------
            {e.g., fee simple ownership, tenant in common, partnership interest, loan, etc.}


         2. Name and address of property owner {if not this THC - e.g., a partnership or another THC}

            ------------------------------------------------------------------

            ------------------------------------------------------------------

            ------------------------------------------------------------------

         3. Phone Number:
                          ----------------------------------------------------


         4. Investment interest of title-holding company in property
            owner:      %
                   -----


         5. If the owner is a partnership, has the partnership incurred any
            debt?     / / YES  / / NO



Debt

         1. Does the THC have any debt or is there any debt with respect to the properties held by the THC?

            / / YES     / / NO

         2. Lender information for each loan, please provide the following information: {attach list if necessary}

            / /  Name of lender
                                ---------------------------------------------

            / /  Terms of loan {interest rate, payment terms, maturity, other pertinent terms}
                                        -------------------------------------

                 ------------------------------------------------------------


         3. With respect to any debt-financed property {see instructions}, do any of the following apply? Check all that apply:

            / / The purchase price is not a fixed amount determined as of the date of the acquisition.

            / / The amount of the indebtedness or any other amount payable with respect to the indebtedness, or the time for making any payment of any such amount, is dependent, in whole or in part, upon revenues, income, or profits derived from the property.

            / / The property is leased to the seller of the property or to a person related to the seller.

            / / The seller or lessee of the property is a disqualified person with respect to a pension trust investor {please call if you need additional information}.

            / / The seller or person related to the seller, or a person related to a pension trust investor is not providing financing in connection with the acquisition of the property.

            / / The investment is held through a partnership.

Section
  3a
------------------------------------------------------------------------------
                                                               OFFICE BUILDING


Detailed Information on Property


         1. Is the property:    / / leased or   / / held for sale?

         2. Is any personal property leased together with office space? {e.g., are any offices rented furnished}

            / / YES     / / NO

         3. What percentage of lease rents are attributable to the rental of
            personal property?                  %
                                     -----------

         4. Does the building have a parking lot or garage?   / /YES    / / NO

            If NO, please skip to question 20.

         5. Is parking lot or garage leased to a parking lot operator?
            / / YES     / / NO

            If YES, please skip to question 11.

         6. Do parking lot or garage users park their own cars or is there valet parking {or both}?

            / / YES     / / NO      / / BOTH

         7. How is the parking lot or garage operated?

            / / Directly by building owners          / / By building managers

            / / By parking lot or garage managers    / / Other
                                                                --------------

         8. Is there a charge for parking?           / / YES  / / NO

            If YES, what is the charge?              $
                                                      ------------------------

            If NO, is the cost of parking deemed to be included in the
            base rent?        / / YES   / / NO

         9. What is the total parking revenue for the year?  $
                                                              ----------------


       ---------------------------------------------------------------
                        Please provide a copy of lease
                      agreement and/or parking contract.
       ---------------------------------------------------------------

         10. Where is the parking revenue reported?
                                                        ----------------------

         11. Is the parking lot or garage operator treated as a tenant?
             / / YES    / / NO

         12. What is the monthly rent?   $
                                          ---------------------

         13. What is the basis of the rent?
                                            ----------------------------------
             {e.g., fixed fee, % of parking profits, etc.}

         14. What is the total parking revenue for the year? $
                                                              ----------------

         15. Where is the parking revenue reported?
                                                   ---------------------------

         16. Are there any additional services provided to the operator? / /YES / / NO
             {i.e., security, maintenance, cleaning, etc.}

             If YES, please describe
                                     -----------------------------------------

             -----------------------------------------------------------------


         17. Is there a charge for such additional services?

             / / YES    / / NO  If YES, what is the charge?  $
                                                              ----------------

         18. What is the total additional service revenue for the year?
             $
              ---------------------

         19. Where is the additional service revenue reported?
                                                               ---------------

         20. What, if any, types of facilities and/or services are made available to tenants and/or the general public for a fee (whether or not included in rental payments}? Please complete the following office building schedule.

         21. What portion of the building's income does this income
             constitute?                %
                          --------------



            ------------------------------------------------------
                      Please provide a copy of the lease
                        agreement and/or other relevant
                            contracts or documents.
            ------------------------------------------------------

Section
  3b
------------------------------------------------------------------------------
                                                                        Retail


Detailed Information on Property


         1. Is the property:    / /leased   or   / / held for sale?

         2. Is any personal property leased together with retail space?
            / / YES     / / NO

         3. What percentage of lease rents are attributable to the rental of
            personal property?          %
                               ---------

         4. Does the building have a parking lot or garage?  / / YES   / / NO

            If NO, please skip to question 20.

         5. Is parking lot leased to a parking lot or garage operator?
            / / YES     / / NO

            If YES, please skip to question 11.

         6. Do parking lot or garage users park their own cars or is there valet parking {or both}?

            / / YES      / / NO      / / BOTH

         7. How is the parking lot or garage operated?

            / / Directly by building owners         / / By building managers

            / / By parking lot or garage managers   / / Other
                                                             -----------------

         8. Is there a charge for parking?      / / YES   / / NO

            If YES, what is the charge? $
                                         ---------------

            If NO, is the cost of parking deemed to be included in the base
            rent?      / / YES    / /  NO

         9. What is the total parking revenue for the year? $
                                                             -----------------

         10. Where is the parking revenue reported?
                                                   ---------------------------


       -----------------------------------------------------------------
       Please provide a copy of lease agreement and/or parking contract.
       -----------------------------------------------------------------

         11. Is the parking lot or garage operator treated as a tenant?
             / / YES   / / NO

         12. What is the monthly rent? $
                                        -------------------------

         13. What is the basis of the rent?
                                           -----------------------------------

             {e.g., fixed fee, % of parking profits, etc.}

         14. What is the total parking revenue for the year? $
                                                              ----------------

         15. Where is the parking revenue reported?
                                                   ---------------------------

         16. Are there any additional services provided to the operator?
             / / YES   / / NO
             {i.e., security, maintenance, cleaning, etc.}

             If YES, please describe
                                     -----------------------------------------

             -----------------------------------------------------------------


         17. Is there a charge for such additional services?

             / / YES   / / NO

             If YES, what is the charge? $
                                          -------------------------

         18. What is the total additional service revenue for the year?
             $
              ---------------------

         19. Where is the additional service revenue reported?
                                                              ----------------

         20. What, if any, types of facilities and/or services are made available to tenants and/or the general public for a fee (whether or not included in rental payments} ? Please complete the following retail schedule.

         21. What portion of the building's income does this income
             constitute?            %
                         -----------


      ------------------------------------------------------------------
      Please provide a copy of the lease agreement and/or other relevant contracts or documents.
      ------------------------------------------------------------------

Section
  3c
------------------------------------------------------------------------------
                                                                    Industrial


Detailed Information on Property


         1. Is the property:  / / leased    or    / / held for sale?

         2. Is any personal property leased together with retail space?
            / / YES   / / NO

         3. What percentage of lease rents are attributable to the rental of
            personal property?            %
                                ----------

         4. Does the building have a parking lot or garage?  / / YES   / / NO

         If NO, please skip to question 20.

         5. Is parking lot leased to a parking lot or garage operator?
            / / YES   / / NO

         If YES, please skip to question 11.

         6. Do parking lot or garage users park their own cars or is there valet parking {or both}?

            / / YES     / / NO      / / BOTH

         7. How is the parking lot or garage operated?

            / / Directly by building owners         / / By building managers

            / / By parking lot or garage managers   / / Other
                                                             -----------------

         8. Is there a charge for parking?      / / YES   / / NO

            If YES, what is the charge? $
                                         ---------------

            If NO, is the cost of parking deemed to be included in the base
            rent?      / / YES    / /  NO

         9. What is the total parking revenue for the year? $
                                                             -----------------

         10. Where is the parking revenue reported?
                                                   ---------------------------


       -----------------------------------------------------------------
       Please provide a copy of lease agreement and/or parking contract.
       -----------------------------------------------------------------

         11. Is the parking lot or garage operator treated as a tenant?
             / / YES   / / NO

         12. What is the monthly rent? $
                                        -------------------------

         13. What is the basis of the rent?
                                           -----------------------------------
             {e.g., fixed fee, % of parking profits, etc.}

         14. What is the total parking revenue for the year? $
                                                              ----------------

         15. Where is the parking revenue reported?
                                                   ---------------------------

         16. Are there any additional services provided to the operator?
             / / YES   / / NO
             {i.e., security, maintenance, cleaning, etc.}

             If YES, please describe
                                     -----------------------------------------

             -----------------------------------------------------------------


         17. Is there a charge for such additional services?

             / / YES   / / NO

             If YES, what is the charge? $
                                          -------------------------

         18. What is the total additional service revenue for the year?
             $
              ---------------------

         19. Where is the additional service revenue reported?
                                                              ----------------

         20. What, if any, types of facilities and/or services are made available to tenants and/or the general public for a fee (whether or not included in rental payments} ? Please complete the following industrial schedule.

         21. What portion of the building's income does this income
             constitute?            %
                         -----------


      ------------------------------------------------------------------
      Please provide a copy of the lease agreement and/or other relevant contracts or documents.
      ------------------------------------------------------------------

Section
  3d
------------------------------------------------------------------------------
                                                                    Residential


Detailed Information on Property


         1. Is the property:    / / leased      or      / / held for sale?

         2. Is any personal property leased together with residential property? {e.g. furnished apartments}

            / / YES   / / NO

         3. What percentage of lease rents are attributable to the rental of
            personal property?            %
                                ----------

         4. Does the building have a parking lot or garage?  / / YES   / / NO

         If NO, please skip to question 20.

         5. Is parking lot leased to a parking lot or garage operator?

            / / YES   / / NO

         If YES, please skip to question 11.

         6. Do parking lot or garage users park their own cars or is there valet parking {or both}?

            / / YES     / / NO      / / BOTH

         7. How is the parking lot or garage operated?

            / / Directly by building owners         / / By building managers

            / / By parking lot or garage managers   / / Other
                                                             -----------------

         8. Is there a charge for parking?      / / YES   / / NO

            If YES, what is the charge? $
                                         ---------------

            If NO, is the cost of parking deemed to be included in the base
            rent?      / / YES    / /  NO

         9. What is the total parking revenue for the year? $
                                                             -----------------


       -----------------------------------------------------------------
       Please provide a copy of lease agreement and/or parking contract.
       -----------------------------------------------------------------

         10. Where is the parking revenue reported?
                                                   ---------------------------

         11. Is the parking lot or garage operator treated as a tenant?
             / / YES   / / NO
             -----------------

         12. What is the monthly rent? $
                                        -------------------------

         13. What is the basis of the rent?
                                           -----------------------------------
             {e.g., fixed fee, % of parking profits, etc.}

         14. What is the total parking revenue for the year? $
                                                              ----------------

         15. Where is the parking revenue reported?
                                                   ---------------------------

         16. Are there any additional services provided to the operator?
             / / YES   / / NO
             {i.e., security, maintenance, cleaning, etc.}

             If YES, please describe
                                     -----------------------------------------

             -----------------------------------------------------------------


         17. Is there a charge for such additional services?

             / / YES   / / NO   If YES, what is the charge? $
                                                              ----------------

         18. What is the total additional service revenue for the year?
             $
              ---------------------

         19. Where is the additional service revenue reported?
                                                              ----------------

         20. What types of non-conventional rentals, if any, exist at the property? {i.e., corporate apartments, guest suites, etc.} Please list types of rentals and the square footage each occupies, as well as the total square footage of the building:

                     Type of Rental                  Square Footage

                -----------------------         -------------------------

                -----------------------         -------------------------

                Entire Building Square Footage
                                                -------------------------


         21. What is the total revenue from these non-conventional rentals for the year? $
                         ---------------------

         22. What amount of cleaning is directly attributable to these rentals?  $
                        ----------------------

         23. Is any personal property leased in connection with the suites?
             / / YES    / / NO

         If yes, please describe and indicate the cost of the property

         --------------------------------------------------------------------

         24. What, if any, types of facilities and/or services are made available to tenants and/or the general public for a fee (whether or not included in rental payments}? Please complete the following residential schedule.

         25. What portion of the building's income does this income
             constitute?          %
                         ---------


      ------------------------------------------------------------------
      Please provide a copy of the lease agreement and/or other relevant contracts or documents.
      ------------------------------------------------------------------

Section
  3e
------------------------------------------------------------------------------
                                                                         Hotel


Detailed Information on Property


         1. How is the hotel operated?  / / Directly by building owners
                                        / / By management company
                                        / / Leased to hotel operator

         2. Does the building have a parking lot or garage?  / / YES    / / NO

         If NO, please stop here

         3. Is parking lot leased to a parking lot or garage operator?
            / / YES    / / NO

         If YES, please skip to question 8.

         4. How is the parking lot or garage operated?

            / / Directly by building owners         / / By building managers

            / / By parking lot or garage managers   / / Other
                                                             -----------------

         5. Is there a charge for parking?      / / YES   / / NO

            If YES, what is the charge? $
                                         ---------------

            If NO, is the cost of parking deemed to be included in the base
            rent?      / / YES    / /  NO

         6. What is the total parking revenue for the year? $
                                                             -----------------

         1. Where is the parking revenue reported?
                                                   ---------------------------

       ---------------------------------------------------------------
            Please provide a copy of lease agreement and/or parking
                                   contract.
       ---------------------------------------------------------------

         2. Is the parking lot or garage operator treated as a tenant?
            / / YES   / / NO


         3. What is the monthly rent?   $
                                         -----------------------

         4. What is the basis of the rent?
                                          ------------------------------------
            {e.g., fixed fee, % of parking profits, etc.}

         11. What is the total parking revenue for the year? $
                                                              ----------------

         12. Where is the parking revenue reported?
                                                     -------------------------

       -----------------------------------------------------------------

       Please provide a copy of lease agreement and/or parking contract.

       -----------------------------------------------------------------

         13. Are there any additional services provided to the operator?
             / / YES   / / NO

             If YES, please describe
                                     ----------------------------------------

             ----------------------------------------------------------------

         14. Is there a charge for such additional services?

             / / YES    / / NO    If YES, what is the charge? $
                                                               --------------

         15. What is the total additional service revenue for the year?
             $
              -----------------------

         16. Where is the additional service revenue reported?
                                                                --------------

Section
  3f
------------------------------------------------------------------------------
                                                                          Land


Detailed Information on Property



         1. Is the property:    / / leased or           / / held for sale

         2. Has property owner subdivided and/or improved the property?

         / / YES    / / NO

--------------------------------------------------------------

                                                               OFFICE BUILDING


----------------------------------------------------------------------------------------------------------------------------------
                                              INCLUDED           SEPARATE            TOTAL           WHERE IS REVENUE
                                               IN BASE            CHARGE -           REVENUE             REPORTED?
                SERVICE                         RENT?            HOW MUCH?

----------------------------------------------------------------------------------------------------------------------------------

Conference/audiovisual facility

----------------------------------------------------------------------------------------------------------------------------------

Health club/exercise facility*

----------------------------------------------------------------------------------------------------------------------------------

Day care center

----------------------------------------------------------------------------------------------------------------------------------

Valet/concierge

----------------------------------------------------------------------------------------------------------------------------------

Cafeteria/coffee shop

----------------------------------------------------------------------------------------------------------------------------------

Vending machines

----------------------------------------------------------------------------------------------------------------------------------

Extra security {beyond normal
building security}

----------------------------------------------------------------------------------------------------------------------------------

Cleaning/maid service for offices
{i.e., in addition to common
areas}

----------------------------------------------------------------------------------------------------------------------------------

Maintenance service for offices

----------------------------------------------------------------------------------------------------------------------------------

Other {please list}







----------------------------------------------------------------------------------------------------------------------------------



        *Only facilities operated by the building, not the tenant.

                                                                        RETAIL


----------------------------------------------------------------------------------------------------------------------------------
                                              INCLUDED           SEPARATE            TOTAL           WHERE IS REVENUE
                                               IN BASE            CHARGE -           REVENUE             REPORTED?
                SERVICE                         RENT?            HOW MUCH?

----------------------------------------------------------------------------------------------------------------------------------

Vending machines

----------------------------------------------------------------------------------------------------------------------------------

Extra security {beyond normal
building security}

----------------------------------------------------------------------------------------------------------------------------------

Cleaning/maid service for offices
{i.e., in addition to common
areas}

----------------------------------------------------------------------------------------------------------------------------------

Maintenance service for stores?

----------------------------------------------------------------------------------------------------------------------------------

Marketing services {e.g., retailers
association operated by landlord}

----------------------------------------------------------------------------------------------------------------------------------

Other {please list}







----------------------------------------------------------------------------------------------------------------------------------



                                                                    INDUSTRIAL


----------------------------------------------------------------------------------------------------------------------------------
                                              INCLUDED           SEPARATE            TOTAL           WHERE IS REVENUE
                                               IN BASE            CHARGE -           REVENUE             REPORTED?
                SERVICE                         RENT?            HOW MUCH?

----------------------------------------------------------------------------------------------------------------------------------

Extra security {beyond normal
building security}

----------------------------------------------------------------------------------------------------------------------------------

Cleaning/maid service

----------------------------------------------------------------------------------------------------------------------------------

Maintenance service

----------------------------------------------------------------------------------------------------------------------------------

Other {please list}







----------------------------------------------------------------------------------------------------------------------------------



                                                                   RESIDENTIAL


----------------------------------------------------------------------------------------------------------------------------------
                                              INCLUDED           SEPARATE            TOTAL           WHERE IS REVENUE
                                               IN BASE            CHARGE -           REVENUE             REPORTED?
                SERVICE                         RENT?            HOW MUCH?

----------------------------------------------------------------------------------------------------------------------------------

Health club/exercise facility/pool,
etc.

----------------------------------------------------------------------------------------------------------------------------------

Day care center

----------------------------------------------------------------------------------------------------------------------------------

Valet/concierge

----------------------------------------------------------------------------------------------------------------------------------

Vending machines/coin laundry

----------------------------------------------------------------------------------------------------------------------------------

Extra security {beyond normal
building security}

----------------------------------------------------------------------------------------------------------------------------------

Cleaning/maid service

----------------------------------------------------------------------------------------------------------------------------------

Maintenance service

----------------------------------------------------------------------------------------------------------------------------------

Other {please list}







----------------------------------------------------------------------------------------------------------------------------------



APPENDIX
------------------------------------------------------------------------------


Real Property Title-Holding Company Tax Questionnaire Instructions


------------
Introduction        The federal income tax rules governing tax-exempt
------------        title-holding companies are complex. The rules limit the
     trade or business activities that can be engaged in by a tax-exempt title-holding company. As a result, issues arise as to the proper tax-treatment of a title-holding company that, for example, operates a parking lot or a conference facility in connection with the rental of commercial real property. Services to tenants can cause what would otherwise be nontaxable rents from real property to be treated as trade or business income, as can rentals of personal property together with personal property. Finally, the presence of debt in a title-holding company may raise tax issues both with respect to the title-holding company and the tax-exempt investors in the title holding company. Tax issues also arise at the state level.

     The attached questionnaire is designed to capture the information necessary to determine what tax issues may exist with respect to the title-holding companies managed by you. Please complete it carefully.

     To assist you in completing the questionnaire, a brief summary of the federal tax rules that apply to tax-exempt title-holding companies and their investors is provided below.


-----------------------
Title-Holding Companies         There are two types of tax-exempt title
-----------------------         holding companies.  Section 501(c)(2) of
     the Internal Revenue Code provides tax-exempt status to certain corporations organized for the exclusive purpose of holding title to property and remitting any income from the property to one or more related tax-exempt organizations.

     Section 501(c)(25) provides tax-exempt status to certain corporations and trusts that are organized for the exclusive purposes of acquiring and holding title to real property, collecting income from such property, and remitting the income to no more than 35 shareholders or beneficiaries that are (1) qualified pension, profit-sharing, or stock bonus plans, (2) governmental pension plans, (3) the United States, a State or political subdivision, or governmental agencies or instrumentalities, or (4) tax-exempt charitable, educational, religious, or other organizations described in section 501(c)(3).

     A title-holding company is strictly limited as to the amount of unrelated business income (discussed below) it can receive without losing its tax-exempt status. A title-holding company is permitted to receive unrelated business income as a result of the unrelated debt-financed income rules, or as a result of the rules that apply to the rental of personal property together with real property. For tax years beginning after December 31, 1993, a title-holding company can also receive a limited amount of other unrelated business income incidentally derived from the holding of real property. This last rule applies, for example, to income generated from parking or operating vending machines.


-----------------------------------
Unrelated Business Income Tax Rules     The unrelated business income tax
-----------------------------------     (UBIT) applies, under sections 511
     through 514 of the Internal Revenue Code, to certain otherwise tax-exempt organizations, including pension trusts, colleges and universities, hospitals, private foundations, title-holding companies, etc. The general scheme of the UBIT is to tax the net income earned by a tax-exempt organization from activities that are "regularly carried on" and that are not "substantially related" to the organization's exempt purpose.

     In enacting the UBIT, Congress specifically excluded from tax certain types of passive investment income, including rents from real property and certain gains from the sale of property.


------------------------
Rents From Real Property        One of the categories of passive investment
------------------------        income normally not subject  to UBIT is  rents
     from real property. The exemption does not apply to rents from real property where it is leased together with personal property and the rents attributable to the personal property exceed a stated limit. In other cases, the rents attributable to the real property may be tax-free, while the rents attributable to the personal property are subject to tax.

     Rents also do not qualify for exclusion from UBIT as "rents from real property" where services are provided to tenants. For this purpose, "services" are considered provided to tenants if they are primarily for the tenant's convenience and are other than those customarily provided in connection with the rental of real estate. Services to tenants could include, for example, maid or concierge service, or security beyond what is necessary to protect the building. The IRS takes the position that the provision of parking is a service to tenants.


-------------------------------
Gains From the Sale of Property         Gains from the disposition of property
-------------------------------         is another category of income normally
     not subject to UBIT. The exclusion for gains from the disposition of property does not generally apply, however, if the property is inventory or held primarily for sale to customers in the ordinary course of the trade or business. Under this rule, a tax-exempt organization is generally subject to tax, for example, on income earned from land development or homebuilding activities.


----------------------
Debt-Financed Property       Under section 514, for most types of tax-exempt
----------------------       organizations, the rules exempting from UBIT
     rents and gains from the sale of property do not apply to the extent such rents and gains are derived from debt-financed property. In other words, most types of exempt organizations must pay UBIT on the leveraged portion of the net income from real estate.

     A special exception from the unrelated debt-financed income rules applies to "qualified organizations", including pension trusts, and educational institutions. Under this exception, rents from debt-financed real property owned by qualified organizations are generally not subject to tax.

     Section 501(c)(25) title-holding companies (but not section 501(c)(2) title-holding companies) are treated as qualified organizations. However, any investor in a section 501(c)(25) title-holding company that is not itself a qualified organization is subject to the unrelated debt-financed income rules on its share of income from debt-financed property.

     In other words, if a section 501(c)(2) title-holding company owns debt-financed property, it is subject to tax under the unrelated debt-financed income rules. If a section 501(c)(25) title holding company owns debt-financed property, it may not be subject to tax under the unrelated debt-financed income rules.

                                   Exhibit E

                             Intentionally Omitted
                             ---------------------

                                   Exhibit F

                             Standard Commissions
                             --------------------

First year of the Lease Term:           five percent (5%) of the Base Rent
                                        payable during such period

Second year of the Least Term:          four percent (4%) of the Base Rent
                                        payable during such period

Third year through and including
the fifth year of the Lease Term:       three and one half percent (3.5%) of
                                        the Base Rent payable during such
                                        period

Sixth year through and including
the tenth year of the Lease Term:       two and one half percent (2.5%) of the
                                        Base Rent payable during such period


Eleventh year through and including
the twentieth year of the Lease
Term:                                   two percent (2%) of the Base Rent
                                        payable during such period

Twenty-first year and thereafter:       one percent (1%) of the Base Rent
                                        payable during such period

          For the purpose of computing any Leasing Commission due and payable hereunder, the term "Base Rent" shall mean the fixed rent stated in the Lease in question (regardless of how such rent is denominated), but excluding the following items of additional rent (regardless of how such items are denominated under such Lease or payable as part of, or an increase in, the fixed rent):

          (a) any additional rent payable pursuant to any escalation provision in such Lease and representing the tenant's share of Owner's operating costs and expenses, real estate taxes, utilities, insurance and the like or any increase therein, including any escalation provision which is determined on the basis of any consumer price or other index;

          (b) any additional rent representing reimbursement to Owner for electricity, gas, oil or other utility charges or service paid by Owner in respect to the tenant's leased space which are not to be provided by Owner during regular building hours pursuant to the applicable standard form of lease;

          (c) any additional rent representing (i) special tenant services, which in the judgment of Owner, exceed those normal services provided to all tenants or (ii) an amortization of the tenant's contribution to the Owner for tenant finish which is non-standard tenant finish or unique to a specific tenant's use or occupancy, or any increase in the base rent (over the prevailing base rent quoted by Owner to other prospective tenants) which represents an amortization of the cost of such tenant finish;

          (d) reimbursements to Owner for loans made to tenants made pursuant to a Lease;

          (e)  rent for parking;

          (f) any additional rent payable for space based upon a percentage of sales or gross receipts, except that, in the case of a Lease which provides that only a percentage rent and no base rent, is payable either for a specified period of time or for the entire term of such Lease, the base rent shall be deemed to be the amount to be determined by Owner and Manager in good faith prior to entering into any such Lease;

          (g) any damages, penalty payment, service charge, late charge or cancellation policy and/or interest relating to any of the foregoing;

          (h) rent for services or facilities available to a tenant at locations other than the tenant's leased space at the Property (including any storage space rental);

          (i) rentals payable upon continuation of a Lease on a month-to-month basis (provided that if the applicable tenant subsequently renews or extends its Lease or enters into a Lease for the same premises or another premises in the Building, then such rent paid on a month-to-month basis (other than holdover penalties) shall be included in calculation of Base Rent for the original term of the Lease, and Owner shall pay a Leasing Commission with regard thereto as if such month-to-month period had been part of the original term of the Lease);

          (j) any consideration received by Owner for the sale or lease of any personal property or fixtures used in connection with the Property;

          (k) amounts payable, by reason of direct payment by a tenant for electricity, heat, air conditioning, utilities, supplies and/or other goods and services;

          (l) any lease buy-out, pick-up or any other consideration received by Owner for accepting a surrender or other termination or cancellation of a lease, voluntary or otherwise;

          (m) any sublease or other profits received by Owner as a result of subleasing or assignments done by a tenant;

          (n)  any security deposit or payment of rent in advance as security;
               and

          (o)  any other rent which is not base rent.

                                  Schedule I
                                  ----------

                                GACC Loan Costs
                                ---------------

                               One Court Square
                                GACC Loan Costs
                           As of September 30, 2005



Date                                            Description                             Amount
----                                            -----------                             ------
  6/30/2005 Quantitative Interest               Hedge Fee                               $     13,635.00
  6/30/2005 Quantitative Interest               150MM Hedge Fee                         $     22,500.00

  7/12/2005 National Corporate research         Filing Fees                             $      1,375.00
  7/27/2005 First American title                Recording Fees                          $        477.00
  7/27/2005 National Corporate research         Good standing certs                     $         65.00
  7/27/2005 National Corporate research         Good standing certs                     $        465.00

  8/3/2005 UBS Real Estate                      Production costs                        $      9,800.00
  8/3/2005 Cushman & Wakfield                   appraisal                               $     17,500.00
  8/3/2005 LandAmerica                          engineering / environmental             $      8,000.00
  8/3/2005 Fleet Insurance                      insurance review                        $      3,750.00
  8/3/2005 Standard & Poors                     Citibank lease review                   $      2,000.00
  8/3/2005 Planning and Zoning Resource         review                                  $        630.00


  8/3/2005 Skadden Arps                         Lender's counsel                        $    295,000.00
  8/3/2005 First American title                 Title / Mortgage Tax                    $  9,338,246.00
  8/3/2005 Mark Friedman                        Title Gratuity                          $        500.00
  8/3/2005 Richards, Layton & Finger            Lender environmental counsel            $      7,500.00
  8/3/2005 Edwards & Angell                     nonconsolidation opinion                $     12,426.87
  9/27/2005 Fried Frank                         Borrower's counsel                      $    294,427.50

                                                                                        ---------------
                                                Total                                   $ 10,028,297.37
                                                                                        ===============

                                  Schedule II
                                  -----------

                         Investor Organizational Chart
                         -----------------------------

                                 Schedule III
                                 ------------

                                  Litigation
                                  ----------


                                    None.

                     Reckson Court Square, LLC Structure,
                     ------------------------------------


                                                -----------------    -----------  -----------     -----------     -----------
                                                Commingled           The          individual      Reckson         multiple
                                                Pension Trust        Prudential   share-          Associates      limited
-----------------------------------------       Fund (Special        Assurance    holders         Realty          partnership
certain of the constituent entities from        Situation            Company      -----------     Corp.,          unit
time to time of the fund marketed as the        Property) of         Limited,        |            a Maryland      owners
"J.P. Morgan U.S. Real Estate Income and        JPMorgan Chase       a United        |            corporation     -----------
Growth Fund"                                    Bank, N.A. (a        Kingdom         | 0.1%       ------------      |
-----------------------------------------       bank collective      limited         |              |               |
                   |                            investment fund)     company         |              |               |
                   |                            -----------------    -----------     |              |               |
    ---------------|-----------------                |                     |         |              |Approximately  |Approximately
    |              |                |                |                     |         |              |95%,           |5%
    |              |                |                | 100%                | 99.9%   |              |general        |
    |              |                |                |                     |         |              |partner        |
-----------     ------------    -----------     ----------              --------------------        |               |
JPM I&G         JPM I&G         I&G             SSPF One                                            |               |
Domestic        Direct          Cayman          Court                                               |               |
JV 13,          JV 13,          Sub Corp        Square                  NAPI REIT,                  |               |
LLC,            LLC,            JV 13,          Member,                 Inc., a                     |               |
a Delaware      a Delaware      Inc.,           LLC,                    Maryland                  ------------------------------
limited         limited         a Delaware      a Delaware              corporation               Reckson Operating
liability       liability       corporation     limited                                           Partnership, L.P.,
company         company                         liability                                         a Delaware limited partnership
                                                company
-----------     ------------    -----------     ----------              --------------------      ------------------------------
   |               |               |              |                          |                                  |
   |               |               |              |                          |                                  |
   |28.5403%       |0.2704%        |21.2893%      |24.9%                     |25%                               |100%
   |               |               |              |                          |                                  |
   |               |               |              |                          |                                  |
   |               |               |              |                          |                                  |
---------------------------------------------------------------------------------------------     ------------------------------

                                                                                                        One Court Square
                             One Court Square Investor, LLC,                                            Member LLC,
                             a Delaware limited liability company                                       a Delaware limited
                                                                                                        liability company

---------------------------------------------------------------------------------------------     ------------------------------
                                                                                |                    |
                                                                                |                    |     30%
                                                                                |70%                 |administrative
                                                                                |                    |    member
                                                                                |                    |
                                                                            ----------------------------------

                                                                                One Court Square
                                                                                Holdings LLC,
                                                                                a Delaware
                                                                                limited liability company

                                                                            ----------------------------------
                                                                                              |
                                                                                              |
                                                                                              |100%
                                                                                              |
                                                                                              |
                                                                            ----------------------------------

                                                                                Reckson Court Square, LLC,
                                                                                a Delaware
                                                                                limited liability company

                                                                            ----------------------------------
                                                                                              |
                                                                                              |
                                                                                              |100%
                                                                                              |
                                                                                              |
                                                                            ----------------------------------

                                                                                Property
                                                                                (One Court Square,
                                                                                Long Island City, New York)

                                                                            ----------------------------------


                                  Schedule IV
                                  -----------

                     Engineering and Environmental Reports
                     -------------------------------------

     1. Draft Property Condition Assessment, Project No. 20050515, prepared by Property Solutions Inc. dated February 23, 2005, and

     2. Phase I Environmental Site Assessment, Project No. E6-1159, prepared by Hillmann Group, LLC dated March 17, 2005.